Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Trading Symbol	UAL
Entity Registrant Name	United Continental Holdings, Inc.
Entity Central Index Key	0000100517
United Airlines, Inc.
Document Information [Line Items]
Entity Registrant Name	United Airlines, Inc.
Entity Central Index Key	0000319687

Statements of Consolidated Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating revenue:
Passenger-Mainline	$ 25,804	$ 25,975	$ 16,019
Passenger-Regional	6,779	6,536	4,217
Total passenger revenue	32,583	32,511	20,236
Cargo	1,018	1,167	832
Special revenue item		107
Other operating revenue	3,551	3,325	2,257
Total revenue	37,152	37,110	23,325
Operating expense:
Aircraft fuel	13,138	12,375	6,687
Salaries and related costs	7,945	7,652	5,002
Regional capacity purchase	2,470	2,403	1,812
Landing fees and other rent	1,929	1,928	1,307
Aircraft maintenance materials and outside repairs	1,760	1,744	1,115
Depreciation and amortization	1,522	1,547	1,079
Distribution expenses	1,352	1,435	912
Aircraft rent	993	1,009	500
Special charges	1,323	592	669
Other operating expenses	4,681	4,603	3,266
Total operating expenses	37,113	35,288	22,349
Operating income	39	1,822	976
Nonoperating income (expense):
Interest expense	(835)	(949)	(798)
Interest capitalized	37	32	15
Interest income	23	20	15
Miscellaneous, net	12	(80)	45
Total other income (expense)	(763)	(977)	(723)
Income (loss) before income taxes	(724)	845	253
Income tax expense (benefit)	(1)	5
Net income (loss)	(723)	840	253
Earnings (loss) per share, basic	$ (2.18)	$ 2.54	$ 1.22
Earnings (loss) per share, diluted	$ (2.18)	$ 2.26	$ 1.08
United Airlines, Inc.
Operating revenue:
Passenger-Mainline	25,804	25,975	16,019
Passenger-Regional	6,779	6,536	4,217
Total passenger revenue	32,583	32,511	20,236
Cargo	1,018	1,167	832
Special revenue item		107
Other operating revenue	3,559	3,334	2,266
Total revenue	37,160	37,119	23,334
Operating expense:
Aircraft fuel	13,138	12,375	6,687
Salaries and related costs	7,945	7,652	5,002
Regional capacity purchase	2,470	2,403	1,812
Landing fees and other rent	1,929	1,928	1,307
Aircraft maintenance materials and outside repairs	1,760	1,744	1,115
Depreciation and amortization	1,522	1,547	1,079
Distribution expenses	1,352	1,435	912
Aircraft rent	993	1,009	500
Special charges	1,323	592	669
Other operating expenses	4,677	4,597	3,257
Total operating expenses	37,109	35,282	22,340
Operating income	51	1,837	994
Nonoperating income (expense):
Interest expense	(823)	(937)	(780)
Interest capitalized	37	32	15
Interest income	23	20	15
Miscellaneous, net	55	(104)	42
Total other income (expense)	(708)	(989)	(708)
Income (loss) before income taxes	(657)	848	286
Income tax expense (benefit)	4	(2)	(16)
Net income (loss)	$ (661)	$ 850	$ 302

Statements of Consolidated Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (723)	$ 840	$ 253
Fuel derivative financial instruments:
Reclassification into earnings	141	(503)	68
Change in fair value	(51)	163	168
Employee benefit plans:
Net change related to employee benefit plans	(730)	(464)	95
Investments and other	11		21
Comprehensive income (loss) adjustments, before tax	(629)	(804)	352
Total comprehensive income (loss), net	(1,352)	36	605
United Airlines, Inc.
Net income (loss)	(661)	850	302
Fuel derivative financial instruments:
Reclassification into earnings	141	(503)	68
Change in fair value	(51)	163	168
Employee benefit plans:
Net change related to employee benefit plans	(730)	(464)	95
Investments and other	12	(2)	21
Tax expense on other comprehensive loss			(6)
Comprehensive income (loss) adjustments, net	(628)	(806)	346
Total comprehensive income (loss), net	$ (1,289)	$ 44	$ 648

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 4,770		$ 6,246
Short-term investments	1,773		1,516
Total unrestricted cash, cash equivalents and short-term investments	6,543		7,762
Restricted cash	65		40
Receivables, less allowance for doubtful accounts	1,338		1,358
Aircraft fuel, spare parts and supplies, less obsolescence allowance	695		615
Deferred income taxes	543		615
Prepaid expenses and other	865		607
Total current assets	10,049		10,997
Operating property and equipment: Owned-
Flight equipment	17,561		15,786
Other property and equipment	3,269		3,126
Operating property and equipment - owned, gross	20,830		18,912
Less-Accumulated depreciation and amortization	(5,006)		(4,005)
Operating property and equipment - owned, net	15,824		14,907
Purchase deposits for flight equipment	462		382
Capital leases-
Flight equipment	1,484		1,458
Other property and equipment	235		237
Operating property and equipment - capital leases, gross	1,719		1,695
Less-Accumulated amortization	(713)		(565)
Operating property and equipment - capital leases, net	1,006		1,130
Property plant and equipment, net	17,292		16,419
Other assets:
Goodwill	4,523		4,523
Intangibles, less accumulated amortization	4,597		4,750
Restricted cash	382		529
Other, net	785		770
Other assets total	10,287		10,572
Total assets	37,628		37,988
Current liabilities:
Advance ticket sales	3,360		3,114
Frequent flyer deferred revenue	2,364		2,405
Accounts payable	2,312		1,998
Accrued salaries and benefits	1,763		1,509
Current maturities of long-term debt	1,812		1,186
Current maturities of capital leases	122	[1]	125
Other	1,085		1,057
Total current liabilities	12,818		11,394
Long-term debt	10,440		10,496
Long-term obligations under capital lease	792	[1]	928
Other liabilities and deferred credits:
Frequent flyer deferred revenue	2,756		3,253
Postretirement benefit liability	2,614		2,407
Pension liability	2,400		1,862
Advanced purchase of miles	1,537		1,711
Deferred income taxes	1,543		1,603
Lease fair value adjustment, net	881		1,133
Other	1,366		1,395
Total non-current liabilities	13,097		13,364
Commitments and contingencies
Stockholder's deficit:
Preferred stock
Common stock	3		3
Additional capital invested	7,145		7,114
Accumulated deficit	(5,586)		(4,863)
Stock held in treasury, at cost	(35)		(31)
Accumulated other comprehensive loss	(1,046)		(417)
Total stockholders' equity (deficit)	481		1,806
Total liabilities and stockholders' equity (deficit)	37,628		37,988
United Airlines, Inc.
Current assets:
Cash and cash equivalents	4,765		6,240
Short-term investments	1,773		1,516
Total unrestricted cash, cash equivalents and short-term investments	6,538		7,756
Restricted cash	65		40
Receivables, less allowance for doubtful accounts	1,338		1,358
Aircraft fuel, spare parts and supplies, less obsolescence allowance	695		615
Deferred income taxes	546		615
Receivables from related parties	226		217
Prepaid expenses and other	841		602
Total current assets	10,249		11,203
Operating property and equipment: Owned-
Flight equipment	17,561		15,786
Other property and equipment	3,269		3,126
Operating property and equipment - owned, gross	20,830		18,912
Less-Accumulated depreciation and amortization	(5,006)		(4,005)
Operating property and equipment - owned, net	15,824		14,907
Purchase deposits for flight equipment	462		382
Capital leases-
Flight equipment	1,484		1,458
Other property and equipment	235		237
Operating property and equipment - capital leases, gross	1,719		1,695
Less-Accumulated amortization	(713)		(565)
Operating property and equipment - capital leases, net	1,006		1,130
Property plant and equipment, net	17,292		16,419
Other assets:
Goodwill	4,523		4,523
Intangibles, less accumulated amortization	4,597		4,750
Restricted cash	382		528
Other, net	1,052		963
Other assets total	10,554		10,764
Total assets	38,095		38,386
Current liabilities:
Advance ticket sales	3,360		3,114
Frequent flyer deferred revenue	2,364		2,405
Accounts payable	2,316		2,003
Accrued salaries and benefits	1,763		1,509
Current maturities of long-term debt	1,812		1,186
Current maturities of capital leases	122		125
Payables to related parties	75		104
Other	1,140		1,123
Total current liabilities	12,952		11,569
Long-term debt	10,038		10,087
Long-term obligations under capital lease	792		928
Other liabilities and deferred credits:
Frequent flyer deferred revenue	2,756		3,253
Postretirement benefit liability	2,614		2,407
Pension liability	2,400		1,862
Advanced purchase of miles	1,537		1,711
Deferred income taxes	1,470		1,527
Lease fair value adjustment, net	881		1,133
Other	1,494		1,490
Total non-current liabilities	13,152		13,383
Commitments and contingencies
Stockholder's deficit:
Additional capital invested	7,611		7,580
Accumulated deficit	(5,397)		(4,736)
Accumulated other comprehensive loss	(1,053)		(425)
Total stockholders' equity (deficit)	1,161		2,419
Total liabilities and stockholders' equity (deficit)	$ 38,095		$ 38,386

[1]	As of December 31, 2012, United's aircraft capital lease minimum payments relate to leases of 49 mainline and 38 regional aircraft as well as to leases of nonaircraft assets. Imputed interest rate ranges are 3.3% to 20%.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Receivables, allowance for doubtful accounts	$ 13	$ 7
Aircraft fuel, spare parts and supplies, obsolescence allowance	125	89
Intangibles, accumulated amortization	792	670
Common stock, par value	$ 0.01	$ 0.01
Common shares, authorized	1,000,000,000	1,000,000,000
Common shares, outstanding	332,472,779	330,906,192
United Airlines, Inc.
Receivables, allowance for doubtful accounts	13	7
Aircraft fuel, spare parts and supplies, obsolescence allowance	125	89
Intangibles, accumulated amortization	$ 792	$ 670
Common stock, par value	$ 0.01	$ 0.01
Common shares, authorized	1,000	1,000
Common shares, issued	1,000	1,000
Common shares, outstanding	1,000	1,000

Statements of Consolidated Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Operating Activities:
Net income (loss)	$ (723)	$ 840	$ 253
Adjustments to reconcile net income (loss) to net cash provided by operating activities-
Depreciation and amortization	1,522	1,547	1,079
Special charges, non-cash portion	389	46	166
Debt and lease discount amortization	(247)	(186)	28
Share-based compensation	14	17	14
Deferred income taxes	13	(6)	(10)
Other operating activities	118	77	86
Changes in operating assets and liabilities, net of Merger-
Decrease in frequent flyer deferred revenue and advanced purchase of miles	(712)	(110)	(67)
(Increase) decrease in other assets	(484)	(181)	59
Increase in other liabilities	415	220	265
Increase in accounts payable	285	177	255
Increase (decrease) in advance ticket sales	246	115	(205)
Unrealized (gain) loss on fuel derivatives and change in related pending settlements	120	(2)	7
Increase in receivables	(21)	(87)	(33)
(Increase) decrease in fuel hedge collateral		(59)	10
Net cash provided by operating activities	935	2,408	1,907
Cash Flows from Investing Activities:
Capital expenditures and aircraft purchase deposits paid	(2,016)	(840)	(416)
Increase in short-term and other investments, net	(245)	(898)	(84)
Proceeds from sale of property and equipment	183	123	48
(Increase) decrease in restricted cash, net	122	(185)	68
Increase in cash from acquisition of Continental			3,698
Other, net	(1)	1	6
Net cash provided by (used in) investing activities	(1,957)	(1,799)	3,320
Cash Flows from Financing Activities:
Payments of long-term debt	(1,392)	(2,367)	(2,023)
Proceeds from issuance of long-term debt	1,121	152	2,086
Principal payments under capital leases	(125)	(250)	(484)
Proceeds from exercise of stock options	17	26	21
Increase in deferred financing costs	(71)	(8)	(33)
Purchases of treasury stock	(4)		(3)
Decrease in aircraft lease deposits		15	236
Net cash used in financing activities	(454)	(2,432)	(200)
Net increase (decrease) in cash and cash equivalents	(1,476)	(1,823)	5,027
Cash and cash equivalents at beginning of year	6,246	8,069	3,042
Cash and cash equivalents at end of year	4,770	6,246	8,069
United Airlines, Inc.
Cash Flows from Operating Activities:
Net income (loss)	(661)	850	302
Adjustments to reconcile net income (loss) to net cash provided by operating activities-
Depreciation and amortization	1,522	1,547	1,079
Special charges, non-cash portion	389	46	166
Debt and lease discount amortization	(239)	(186)	28
Share-based compensation	14	18	15
Deferred income taxes	13	(5)	(18)
Other operating activities	74	100	77
Changes in operating assets and liabilities, net of Merger-
Decrease in frequent flyer deferred revenue and advanced purchase of miles	(712)	(110)	(67)
(Increase) decrease in other current assets	(484)	(200)	67
Increase in other liabilities	422	240	263
Increase in accounts payable	285	177	255
Increase (decrease) in advance ticket sales	246	115	(205)
Unrealized (gain) loss on fuel derivatives and change in related pending settlements	120	(2)	7
Increase in receivables	(21)	(87)	(33)
(Increase) decrease in fuel hedge collateral		(59)	10
(Increase) decrease in intercompany receivables	(9)	(83)	(160)
Increase (decrease) in intercompany payables	(28)	46	116
Net cash provided by operating activities	931	2,407	1,902
Cash Flows from Investing Activities:
Capital expenditures and aircraft purchase deposits paid	(2,016)	(840)	(416)
Increase in short-term and other investments, net	(240)	(898)	(84)
Proceeds from sale of property and equipment	183	123	48
(Increase) decrease in restricted cash, net	121	(185)	68
Increase in cash from acquisition of Continental			3,698
Other, net		2	6
Net cash provided by (used in) investing activities	(1,952)	(1,798)	3,320
Cash Flows from Financing Activities:
Payments of long-term debt	(1,392)	(2,367)	(2,022)
Proceeds from issuance of long-term debt	1,121	152	2,086
Principal payments under capital leases	(125)	(250)	(484)
Proceeds from exercise of stock options	17	26	21
Increase in deferred financing costs	(71)	(8)	(33)
Decrease in aircraft lease deposits		15	236
Other, net	(4)		1
Net cash used in financing activities	(454)	(2,432)	(195)
Net increase (decrease) in cash and cash equivalents	(1,475)	(1,823)	5,027
Cash and cash equivalents at beginning of year	6,240	8,063	3,036
Cash and cash equivalents at end of year	$ 4,765	$ 6,240	$ 8,063

Statements of Consolidated Stockholder's Equity (Deficit) (USD $) In Millions, except Share data	Total	United Airlines, Inc.	Common Stock	Additional Capital Invested	Additional Capital Invested United Airlines, Inc.	Treasury Stock	Accumulated Deficit	Accumulated Deficit United Airlines, Inc.	Accumulated Other Comprehensive Income (Loss)	Accumulated Other Comprehensive Income (Loss) United Airlines, Inc.
Beginning Balance at Dec. 31, 2009	$ (2,811)	$ (2,452)	$ 2	$ 3,136	$ 3,401	$ (28)	$ (5,956)	$ (5,888)	$ 35	$ 35
Beginning Balance (in shares) at Dec. 31, 2009			168,000,000
Issuance of common stock pursuant to stock plans		3,579			3,579
Contribution of indenture derivative asset		520			520
Net income (loss)	253	302					253	302
Other comprehensive income (loss)	352								352
Other comprehensive income (loss)		346								346
Shares issued in exchange for Continental common stock (in shares)			148,000,000
Shares issued in exchange for Continental common stock	3,502		1	3,501
Equity component of Continental convertible debt assumed in Merger	157			157
Shares issued in exchange for redemption of Continental convertible debt (in shares)			9,000,000
Shares issued in exchange for redemption of Continental convertible debt	164			164
Fair value of Continental stock options related to Merger	78			78
Share-based compensation	14	15		14	15
Proceeds from exercise of stock options (in shares)	2,467,000		3,000,000
Proceeds from exercise of stock options	21			21
Parent Company contribution related to stock plans		21			21
Treasury stock acquisitions	(3)					(3)
Ending Balance at Dec. 31, 2010	1,727	2,331	3	7,071	7,536	(31)	(5,703)	(5,586)	387	381
Ending Balance (in shares) at Dec. 31, 2010			328,000,000
Net income (loss)	840	850					840	850
Other comprehensive income (loss)	(804)								(804)
Other comprehensive income (loss)		(806)								(806)
Share-based compensation	17	18		17	18
Proceeds from exercise of stock options (in shares)	2,449,000		3,000,000
Proceeds from exercise of stock options	26			26
Parent Company contribution related to stock plans		26			26
Ending Balance at Dec. 31, 2011	1,806	2,419	3	7,114	7,580	(31)	(4,863)	(4,736)	(417)	(425)
Ending Balance (in shares) at Dec. 31, 2011			331,000,000
Net income (loss)	(723)	(661)					(723)	(661)
Other comprehensive income (loss)	(629)								(629)
Other comprehensive income (loss)		(628)								(628)
Share-based compensation	14	14		14	14
Proceeds from exercise of stock options (in shares)	1,327,000		1,000,000
Proceeds from exercise of stock options	17			17
Parent Company contribution related to stock plans		17			17
Treasury stock acquisitions	(4)					(4)
Ending Balance at Dec. 31, 2012	$ 481	$ 1,161	$ 3	$ 7,145	$ 7,611	$ (35)	$ (5,586)	$ (5,397)	$ (1,046)	$ (1,053)
Ending Balance (in shares) at Dec. 31, 2012			332,000,000

Merger	12 Months Ended
Dec. 31, 2012
Merger

NOTE 1—MERGER

Pursuant to the terms of the Merger agreement, each outstanding share of Continental common stock was converted into and became exchangeable for 1.05 fully paid and nonassessable shares of UAL common stock with any fractional shares paid in cash. UAL issued approximately 148 million shares of UAL common stock to former holders of Continental Class B common stock (“Continental common stock”). Based on the closing price of $23.66 per share of UAL common stock on September 30, 2010, the last trading day before the closing of the Merger, the aggregate value of the consideration paid in connection with the Merger was approximately $3.7 billion.

The Merger was accounted for as a business combination using the acquisition method of accounting with Continental considered the acquiree. The acquisition method of accounting requires, among other things, that assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. The acquisition values have been pushed down to United for its separate-entity financial statements as of October 1, 2010. The excess of the purchase price over the net fair value of assets and liabilities acquired was recorded as goodwill. Goodwill will not be amortized, but will be tested for impairment at least annually.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

(a)	Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

(b)	Passenger Revenue Recognition—The value of unused passenger tickets is included in current liabilities as advance ticket sales. The Company records passenger ticket sales and tickets sold by other airlines for use on United as passenger revenue when the transportation is provided or upon estimated breakage. Tickets sold by other airlines are recorded at the estimated values to be billed to the other airlines. Non-refundable tickets generally expire on the date of the intended flight, unless the date is extended by notification from the customer on or before the intended flight date.

Fees charged in association with changes or extensions to non-refundable tickets are recorded as other revenue at the time the fee is incurred. The fare on the changed ticket, including any additional collection, is deferred and recognized in accordance with our transportation revenue recognition policy at the time the transportation is provided. Change fees related to non-refundable tickets are considered a separate transaction from the air transportation because they represent a charge for the Company’s additional service to modify a previous sale. Therefore, the pricing of the change fee and the initial customer order are separately determined and represent distinct earnings processes. Refundable tickets expire after one year.

The Company records an estimate of breakage revenue on the flight date for tickets that will expire unused. These estimates are based on the evaluation of actual historical results. During the year ended December 31, 2012, the Company revised its estimate of breakage resulting in a reduction of passenger revenue of approximately $100 million.

The Company recognizes cargo and other revenue as service is provided.

Under our capacity purchase agreements with regional carriers, we purchase all of the capacity related to aircraft covered by the contracts and are responsible for selling all of the related seat inventory. We record the passenger revenue and related expenses as separate operating revenue and expense in the consolidated statement of operations.

Accounts receivable primarily consist of amounts due from credit card companies and customers of our aircraft maintenance and cargo transportation services. We provide an allowance for uncollectible accounts equal to the estimated losses expected to be incurred based on historical write-offs and other specific analyses. Bad debt expense and write-offs were not material for the years ended December 31, 2012, 2011 and 2010.

(c)	Frequent Flyer Accounting—United has a frequent flyer program that is designed to increase customer loyalty. Program participants earn mileage credits (“miles”) by flying on United and certain other participating airlines. Program participants can also earn miles through purchases from other non-airline partners that participate in United’s loyalty program. We sell miles to these partners, which include credit card issuers, retail merchants, hotels, car rental companies and our participating airline partners. Miles can be redeemed for free, discounted or upgraded air travel and non-travel awards. The Company records its obligation for future award redemptions using a deferred revenue model.

In the first quarter of 2012, the Company moved to a single loyalty program, MileagePlus. Continental’s loyalty program formally ended in the first quarter of 2012, at which point the Company automatically enrolled OnePass members in MileagePlus and deposited into those MileagePlus accounts award miles equal to OnePass members’ award miles balance.

Miles Earned in Conjunction with Flights

In the case of the sale of air services, the Company recognizes a portion of the ticket sales as revenue when the air transportation occurs and defers a portion of the ticket sale representing the value of the related miles.

The Company adopted Accounting Standards Update 2009-13, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”) on January 1, 2011. In accordance with ASU 2009-13, the Company determines the estimated selling price of the air transportation and miles as if each element is sold on a separate basis. The total consideration from each ticket sale is then allocated to each of these elements individually on a pro rata basis. The Company revised the estimated selling price of miles as a prospective change in estimate, effective January 1, 2012, and it is based on the price we sell miles to Star Alliance partners in our reciprocal frequent flyer agreements as the best estimate of selling price for these miles. Any changes to the composition of Star Alliance airline partners may result in the existing estimated selling price of air transportation miles no longer being representative of the best estimate of selling price and could result in a change to the amount and method we use to determine the estimated selling price. On February 14, 2013, US Airways announced an agreement to merge with AMR Corporation and its intent to exit Star Alliance as a result of such merger. We are currently unable to estimate the timing or amount of any changes to estimated selling price as a result of this merger.

Prior to 2011, the Company accounted for the sale of air transportation by deferring the fair value of miles and recognizing the residual amount of ticket proceeds as passenger revenue at the time the air transportation was provided. The fair value of miles was based on an equivalent ticket value that was a weighted average ticket value of each outstanding mile, based upon projected redemption patterns for available award choices when such miles were consumed.

Co-branded Credit Card Partner Mileage Sales

United also has a significant contract to sell frequent flyer miles to its co-branded credit card partner, Chase Bank USA, N.A. (“Chase”). On June 9, 2011, this contract was modified and United entered into The Consolidated Amended and Restated Co-Branded Card Marketing Services Agreement dated June 9, 2011 (the “Co-Brand Agreement”) with Chase.

United has identified five revenue elements in the Co-Brand Agreement: the air transportation element represented by the value of the mile (generally resulting from its redemption for future air transportation); use of the United brand and access to frequent flyer member lists; advertising; baggage services; and airport lounge usage (together, excluding “the air transportation element”, the “marketing-related deliverables”).

The fair value of the elements is determined using management’s estimated selling price of each element. The objective of using the estimated selling price based methodology is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis. Accordingly, we determine our best estimate of selling price by considering multiple inputs and methods including, but not limited to, discounted cash flows, brand value, volume discounts, published selling prices, number of miles awarded and number of miles redeemed. The Company estimated the selling prices and volumes over the term of the Co-Brand Agreement in order to determine the allocation of proceeds to each of the multiple elements to be delivered.

The estimated selling price of miles is based on the contractual rate at which we sell miles to our Star Alliance partners participating in reciprocal frequent flyer programs as the best estimate of selling price for these miles, which is generally consistent with the methodology described in Miles Earned in Conjunction with Flights, above. Management prospectively applied this change in estimate effective January 1, 2012. The financial impact of this change in estimate was substantially offset by the Company’s change in estimate of its breakage for a portion of its miles, which were previously not subject to an expiration policy. The revised estimates to breakage increased the estimate of miles in the population that are expected to ultimately expire.

The transition provisions of ASU 2009-13 required the Company’s existing deferred revenue balance be adjusted retroactively to reflect the value of any undelivered element remaining at the date of contract modification as if we had been applying ASU 2009-13 since the initiation of the Co-Brand Agreement. We applied this transition provision by revaluing the undelivered air transportation element using its new estimated selling price as determined in connection with the contract modification. This estimated selling price was lower than the rate at which the undelivered element had been deferred under the previous co-branded credit card contracts, and as a result, we recorded a one-time non-cash adjustment to decrease frequent flyer deferred revenue and increase special revenues by $107 million in June 2011, which is included in the table below under Accounting Policy Changes.

The Company records passenger revenue related to the air transportation element when the transportation is delivered. The other elements are generally recognized as other operating revenue when earned.

Prior to 2011, the Company had two primary revenue elements, marketing and air transportation, using an equivalent ticket value to determine the fair value of miles, and applying a residual accounting methodology to allocate the arrangement consideration.

Expiration of Miles

The Company accounts for miles sold and awarded that will never be redeemed by program members, which we refer to as “breakage,” using the redemption method. The Company reviews its breakage estimates annually based upon the latest available information regarding redemption and expiration patterns. The Company re-evaluated its population breakage estimates for a portion of its miles, which were previously not subject to an expiration policy, and increased the estimate of miles in the population expected to ultimately expire.

The Company’s estimate of the expected expiration of miles requires significant management judgment. Current and future changes to expiration assumptions or to the expiration policy, or to program rules and program redemption opportunities, may result in material changes to the deferred revenue balance as well as recognized revenues from the programs.

Accounting Policy Changes

The application of ASU 2009-13 in 2011 to passenger ticket transactions and the Chase co-branded credit card relationship (including the special revenue item) resulted in the following estimated increases to revenue in the year of adoption (in millions, except per share amounts):

Year Ended December 31, 2011
Operating revenue (including special revenue item)	$600
Per basic share	1.82
Per diluted share	1.57

The annual impact of adopting ASU 2009-13 on operating revenue will decrease over time. Our ability to project the annual decline for each year is significantly impacted by credit card sales volumes, frequent flyer redemption patterns, and other factors, including the 2012 changes in breakage from the application of the 18 month expiration policy to certain miles and the change in estimated selling price for flight miles, all of which are described above. As a result, the impact of the accounting change in 2012 and future periods cannot be objectively determined.

Other Information

The following table provides additional information related to the frequent flyer program (in millions):

Year Ended December 31,	Cash Proceeds from Miles Sold	Other Revenue Recognized Upon Award of Miles to Third-Party Customers (a)	Increase in Frequent Flyer Deferred Revenue for Miles Awarded (b)	Net Increase in Advanced Purchase of Miles (c)
2012	$2,852	$816	$2,036	$—
2011	3,121	566	2,357	198
2010	2,156	331	1,739	86

(a)	This amount represents other revenue recognized during the period from the sale of miles to third parties, representing the marketing services component of the sale.
(b)	This amount represents the increase to frequent flyer deferred revenue during the period.
(c)	This amount represents the net increase in the advance purchase of miles obligation due to cash payments for the sale of miles in excess of miles awarded to customers.

(d)	Cash and Cash Equivalents and Restricted Cash— Highly liquid investments with a maturity of three months or less on their acquisition date are classified as cash and cash equivalents.

Restricted cash primarily includes cash collateral associated with workers’ compensation obligations, reserves for institutions that process credit card ticket sales and cash collateral received from fuel hedge counterparties. Restricted cash, cash equivalents and investments are classified as short-term or long-term in the consolidated balance sheets based on the expected timing of return of the assets to the Company. Airline industry practice includes classification of restricted cash flows as either investing cash flows or operating cash flows. Cash flows related to restricted cash activity are classified as investing activities because the Company considers restricted cash arising from these activities similar to an investment.

(e)	Short-term Investments—Short-term investments are classified as available-for-sale and are stated at fair value. Realized gains and losses on sales of investments are reflected in nonoperating income (expense) in the consolidated statements of operations. Unrealized gains and losses on available-for-sale securities are reflected as a component of accumulated other comprehensive income/loss.

(f)	Aircraft Fuel, Spare Parts and Supplies—The Company accounts for aircraft fuel, spare parts and supplies at average cost and provides an obsolescence allowance for aircraft spare parts and supplies.

(g)	Property and Equipment—The Company records additions to owned operating property and equipment at cost when acquired. Property under capital leases and the related obligation for future lease payments are recorded at an amount equal to the initial present value of those lease payments. Modifications that enhance the operating performance or extend the useful lives of airframes or engines are capitalized as property and equipment. It is the Company’s policy to record liquidated damages from late delivery of aircraft as a reduction of the cost of the related aircraft.

Depreciation and amortization of owned depreciable assets is based on the straight-line method over the assets’ estimated useful lives. Leasehold improvements are amortized over the remaining term of the lease, including estimated facility renewal options when renewal is reasonably assured at key airports, or the estimated useful life of the related asset, whichever is less. Properties under capital leases are amortized on the straight-line method over the life of the lease or, in the case of certain aircraft, over their estimated useful lives, whichever is shorter. Amortization of capital lease assets is included in depreciation and amortization expense. The estimated useful lives of property and equipment are as follows:

Estimated Useful Life (in years)
Aircraft and related rotable parts	27 to 30
Buildings	25 to 45
Other property and equipment	4 to 15
Computer software	5
Building improvements	1 to 40

As of December 31, 2012, the Company had a carrying value of computer software of $302 million. For the year ended December 31, 2012, the Company’s depreciation expense related to computer software was $81 million. Aircraft parts were assumed to have residual values with a range of 7% to 11% of original cost, depending on type, and other categories of property and equipment were assumed to have no residual value.

(h)	Maintenance and Repairs—The cost of maintenance and repairs, including the cost of minor replacements, is charged to expense as incurred, except for costs incurred under our power-by-the-hour (“PBTH”) engine maintenance agreements. PBTH contracts transfer certain risk to third-party service providers and fix the amount we pay per flight hour or per cycle to the service provider in exchange for maintenance and repairs under a predefined maintenance program. Under PBTH agreements, the Company recognizes expense at a level rate per engine hour, unless the level of service effort and the related payments during the period are substantially consistent, in which case the Company recognizes expense based on the amounts paid.

(i)	Lease Fair Value Adjustments—Lease fair value adjustments, which arose from recording operating leases at fair value under fresh start accounting or the Merger, are amortized on a straight line basis over the related lease term.

(j)	Regional Capacity Purchase—Payments made to regional carriers under capacity purchase agreements are reported in regional capacity purchase in our consolidated statements of operations. As of December 31, 2012, United had 222 call options to purchase regional jet aircraft being operated by certain regional carriers. At December 31, 2012, none of the call options was exercisable because none of the required conditions to make an option exercisable was met.

(k)	Advertising—Advertising costs, which are included in other operating expenses, are expensed as incurred. Advertising expenses were $154 million, $142 million and $90 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(l)	Intangibles—The Company has finite-lived and indefinite-lived intangible assets, including goodwill. As of December 31, 2012, goodwill represents the excess purchase price over the fair values of tangible and identifiable intangible assets acquired and liabilities assumed from Continental in the Merger. Finite-lived intangible assets are amortized over their estimated useful lives. Goodwill and indefinite-lived intangible assets are not amortized but are reviewed for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. Goodwill and indefinite-lived assets are reviewed for impairment on an annual basis as of October 1, or on an interim basis whenever a triggering event occurs. See Notes 4 and 20 for additional information related to intangibles, including impairments recognized in 2012, 2011 and 2010.

(m)	Long-Lived Asset Impairments—The Company evaluates the carrying value of long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that an impairment may exist. For purposes of this testing, the Company has generally identified the aircraft fleet type as the lowest level of identifiable cash flows for purposes of testing aircraft for impairment. An impairment charge is recognized when the asset’s carrying value exceeds its net undiscounted future cash flows and its fair market value. The amount of the charge is the difference between the asset’s carrying value and fair market value. See Note 20 for information related to asset impairments.

(n)	Share-Based Compensation—The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The resulting cost is recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. Obligations for cash-settled restricted stock units (“RSUs”) are remeasured at fair value throughout the requisite service period on the last day of each reporting period based upon UAL’s stock price. In addition to the service requirement, cash-settled performance-based RSUs have performance metrics that must be achieved prior to vesting. These awards are accrued based on the expected level of achievement at each reporting period. A cumulative adjustment is recorded to adjust compensation expense based on the current fair value of the awards and expected level of achievement for the performance-based awards. See Note 7 for additional information on UAL’s share-based compensation plans.

(o)	Ticket Taxes—Certain governmental taxes are imposed on the Company’s ticket sales through a fee included in ticket prices. The Company collects these fees and remits them to the appropriate government agency. These fees are recorded on a net basis (excluded from operating revenue).

(p)	Retirement of Leased Aircraft—The Company accrues for estimated lease costs over the remaining term of the lease at the present value of future minimum lease payments, net of estimated sublease rentals (if any), in the period that aircraft are permanently removed from service. When reasonably estimable and probable, the Company estimates maintenance lease return condition obligations for items such as minimum aircraft and engine conditions specified in leases and accrues these amounts over the lease term while the aircraft are operating, and any remaining unrecognized estimated obligations are accrued in the period that an aircraft is removed from service.

(q)	Uncertain Income Tax Positions—The Company has recorded reserves for income taxes and associated interest that may become payable in future years. Although management believes that its positions taken on income tax matters are reasonable, the Company nevertheless has established tax and interest reserves in recognition that various taxing authorities may challenge certain of the positions taken by the Company, potentially resulting in additional liabilities for taxes and interest. The Company’s uncertain tax position reserves are reviewed periodically and are adjusted as events occur that affect its estimates, such as the availability of new information, the lapsing of applicable statutes of limitation, the conclusion of tax audits, the measurement of additional estimated liability, the identification of new tax matters, the release of administrative tax guidance affecting its estimates of tax liabilities, or the rendering of relevant court decisions. See Note 8 for further information related to uncertain income tax positions.

(r)	Labor Costs—The Company records expenses associated with amendable labor agreements when the employee group has earned the compensation and the amounts are probable and estimable. These include costs associated with lump sum cash payments that would be made in conjunction with the ratification of labor agreements. To the extent these upfront costs are in lieu of future pay increases, they would be capitalized and amortized over the term of the labor agreements. If not, these amounts would be expensed when they become probable and estimable.

(s)	Third-Party Business—The Company has third-party business revenue that includes fuel sales, catering, ground handling, maintenance services and frequent flyer award non-air redemptions, and third-party business revenue is recorded in other revenue. The Company has a contract to sell aircraft fuel to a third party which is earnings-neutral but results in revenue and expense, specifically cost of sale which is unrelated to the operation of the airline. The Company also incurs third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, and those third-party business expenses are recorded in other operating expenses.

Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2012
Recently Issued Accounting Standards

NOTE 3—RECENTLY ISSUED ACCOUNTING STANDARDS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), Fair Value Measurement: Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRS. Some of the key amendments to the fair value measurement guidance include the highest and best use and valuation premise for nonfinancial assets, application to financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk, premiums or discounts in fair value measurement and fair value of an instrument classified in a reporting entity’s shareholders’ equity. Additional disclosures for fair value measurements categorized in Level 3 of the fair value hierarchy include a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, a description of the valuation processes in place, a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs and the level in the fair value hierarchy of items that are not measured at fair value in the consolidated balance sheet but whose fair value must be disclosed. ASU 2011-04 became effective for the Company’s annual and interim periods beginning January 1, 2012, and the required disclosures are disclosed in Note 12 in this Exhibit 99.3 of this Current Report on Form 8-K.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets

NOTE 4—GOODWILL AND OTHER INTANGIBLE ASSETS

The following table presents information about the Company’s goodwill and other intangible assets at December 31 (in millions):

	Asset life (a)	2012		2011
Item		Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Goodwill		$4,523		$4,523
Finite-lived intangible assets
Airport slots and gates	8	$99	$75	$100	$61
Hubs	20	145	52	145	44
Patents and tradenames	3	108	99	108	86
Frequent flyer databases (b)	22	1,177	447	1,177	381
Contracts	13	167	75	167	64
Other	25	109	44	109	34

Total		$1,805	$792	$1,806	$670

Indefinite-lived intangible assets
Airport slots and gates		$981		$1,011
Route authorities		1,606		1,606
Tradenames and logos		593		593
Alliances		404		404

Total		$3,584		$3,614

(a)	Weighted average life expressed in years.
(b)	The frequent flyer databases are amortized based on an accelerated amortization schedule to reflect utilization of the assets. Estimated cash flows correlating to the expected attrition rate of customers in the frequent flyer databases were considered in the determination of the amortization schedules.

The following table presents information related to the Company’s actual and expected future amortization expense (in millions):

Actual Amortization:
2012	$121
2011	169
2010	96

Projected Amortization:
2013	$142
2014	129
2015	106
2016	91
2017	81

See Note 20 for information related to impairment of intangible assets.

Common Stockholders' Equity and Preferred Securities	12 Months Ended
Dec. 31, 2012
Common Stockholders' Equity and Preferred Securities

NOTE 5—COMMON STOCKHOLDERS’ EQUITY AND PREFERRED SECURITIES

At December 31, 2012, approximately 72 million shares of UAL’s common stock were reserved for future issuance related to the conversion of convertible debt securities and the issuance of equity based awards under the Company’s incentive compensation plans.

As of December 31, 2012, UAL had two shares of junior preferred stock (par value $0.01 per share) outstanding. In addition, UAL is authorized to issue 250 million shares of preferred stock (without par value) under UAL’s amended and restated certificate of incorporation.

In 2010, approximately nine million shares of UAL’s common stock were issued upon the redemption of Continental’s $175 million aggregate principal amount of 5% Convertible Notes due 2023. See Note 14 for additional information related to this transaction.

In October 2010, approximately 148 million shares of UAL’s common stock were issued to Continental stockholders in exchange for Continental common stock in connection with the Merger. See Note 1 for additional information related to this transaction.

In connection with the Merger, on October 1, 2010, all outstanding 141 million shares of Continental common stock were converted into and exchanged for 1.05 fully paid and nonassessable shares of UAL’s common stock with any fractional shares paid in cash. The shares of Continental common stock that were acquired by UAL were subsequently canceled and replaced with 1,000 shares of common stock ($0.01 par value), all of which are owned by UAL as of December 31, 2012.

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2012
Earnings (Loss) Per Share

NOTE 6—EARNINGS (LOSS) PER SHARE

The computations of UAL’s basic and diluted earnings (loss) per share and the number of securities that have been excluded from the computation of diluted earnings per share amounts because they were antidilutive are set forth below (in millions, except per share amounts):

	2012	2011	2010
Basic earnings (loss) per share:
Net income (loss)	$(723)	$840	$253
Less: Income allocable to participating securities	—	(3)	(1)

Earnings (loss) available to common stockholders	$(723)	$837	$252

Basic weighted-average shares outstanding	331	329	207

Earnings (loss) per share, basic	$(2.18)	$2.54	$1.22

Diluted earnings (loss) per share:
Earnings (loss) available to common stockholders	$(723)	$837	$252
Effect of 6% senior convertible notes	—	18	18
Effect of 4.5% convertible notes	—	9	2
Effect of 5% convertible notes	—	—	1

Earnings (loss) available to common stockholders including the effect of dilutive securities	$(723)	$864	$273

Basic weighted-average shares outstanding	331	329	207
Effect of 6% senior convertible notes	—	40	40
Effect of 4.5% convertible notes	—	12	3
Effect of employee stock options	—	2	2
Effect of 5% convertible notes	—	—	1

Diluted weighted-average shares outstanding	331	383	253

Earnings (loss) per share, diluted	$(2.18)	$2.26	$1.08

Potentially dilutive shares excluded from diluted per share amounts:
6% senior convertible notes	40	—	—
4.5% convertible notes	12	—	—
4.5% senior limited-subordination convertible notes	5	11	22
Stock options	4	5	9
6% convertible junior subordinated debentures	4	4	1
Restricted shares	1	1	—
5% senior convertible notes	—	—	3

	66	21	35

The adjustments to earnings (loss) available to common stockholders are net of the related effect of profit sharing and income taxes, where applicable.

Share-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Share-Based Compensation Plans

NOTE 7—SHARE-BASED COMPENSATION PLANS

Prior to the Merger, UAL and Continental maintained separate share-based compensation plans. These plans provide for grants of qualified and non-qualified stock options, stock appreciation rights, restricted stock awards, RSUs, performance compensation awards, performance units, cash incentive awards and other types of equity-based and equity-related awards. As part of the Merger, UAL assumed all of Continental’s outstanding share-based compensation plans.

All awards are recorded as equity or a liability in the Company’s consolidated balance sheets. The share-based compensation expense is directly recorded in salaries and related costs or integration-related expense.

In February 2012, UAL granted share-based compensation awards pursuant to the United Continental Holdings, Inc. 2008 Incentive Compensation Plan. These share-based compensation awards include approximately 0.5 million shares of restricted stock and 0.6 million of RSUs that vest pro-rata over three years on the anniversary of the grant date. The time vested RSUs are cash-settled based on the 20-day average closing price of UAL common stock immediately prior to the vesting date. In addition, UAL granted 1.3 million performance-based RSUs that will vest based on UAL’s return on invested capital for the three years ending December 31, 2014. If this performance condition is achieved, cash payments will be made after the end of the performance period based on the 20-day average closing price of UAL common stock immediately prior to the vesting date. The Company accounts for the RSUs as liability awards.

The following table provides information related to UAL’s share-based compensation plan cost, for the years ended December 31 (in millions):

	2012	2011	2010
Compensation cost: (a)
Restricted stock units	$37	$18	$20
Restricted stock	13	12	6
Share-based awards converted to cash awards (b)	6	19	84
Stock options	1	5	7

Total	$57	$54	$117

(a)	All compensation cost is recorded to Salaries and related costs, with the exception of $9 million, $17 million and $70 million in 2012, 2011 and 2010, respectively, that was recorded in integration and Merger-related costs as a component of special charges, respectively.
(b)	As described below, in connection with the Merger, certain awards were converted into fixed cash equivalents.

The table below summarizes UAL’s unearned compensation and weighted-average remaining period to recognize costs for all outstanding share-based awards for the year ended December 31, 2012 (in millions, except as noted):

	Unearned Compensation	Weighted- Average Remaining Period (in years)
Restricted stock units	$24	1.1
Restricted stock	7	1.4
Share-based awards converted to cash awards	1	0.2
Stock options	1	1.2

Total	$33

Merger Impacts—Continental Share-Based Awards. Prior to completion of the Merger, Continental had outstanding stock options, non-employee director restricted stock awards and performance compensation awards (profit based RSUs) that were issued pursuant to its incentive compensation plans. Under the terms of Continental’s incentive plans, substantially all of the outstanding equity awards fully vested as a result of the Merger. The equity awards were assumed and issued by UAL using a 1.05 conversion rate and had a fair value of approximately $78 million at the Merger closing date which was included in the acquisition cost. In addition, as a result of the Merger, the performance criteria related to the profit based RSUs (“PBRSUs”) was deemed to be achieved for each open performance period (the three-year periods beginning January 1, 2008, 2009 and 2010) at a payment percentage of 150% and the minimum cash balance requirement was deemed satisfied. Following the Merger closing date, with limited exceptions as described below, payments under all outstanding PBRSUs remain subject to continued employment by the participant and will continue to be paid on their normal payment date over a three-year period. The PBRSUs were converted into a fixed cash equivalent based on a stock price of $23.48, the average closing price per share of Continental common stock for the 20 trading days preceding the completion of the Merger.

Merger Impacts—United Share-Based Awards. In May 2010, the UAL Board of Directors made a determination that the Merger should be considered a change of control for purposes of all outstanding awards. Accordingly, upon the completion of the Merger on October 1, 2010, eligible outstanding equity-based awards immediately vested except for certain officer awards that are subject to separate agreements, as discussed below. In September 2010, the Human Resources Subcommittee of the UAL Board of Directors elected to settle all eligible RSUs in cash. As a result, participants received $23.66 in exchange for each share unit, based on the closing price of UAL stock on the day prior to the Merger closing. The cash payment to settle these awards was $18 million and was paid during the fourth quarter of 2010.

Certain officers entered into separate agreements with the Company pursuant to which they agreed to waive the provisions providing for accelerated vesting upon the change of control. As part of the agreements, the outstanding restricted stock awards and RSUs were converted into fixed cash equivalents based on a stock price of $22.33 per share, UAL’s average closing share price for the preceding 20 days prior to the closing of the Merger. Following the Merger, with limited exceptions as described below, the payment of these awards remains subject to continued employment by the participant and will be paid on the original vesting dates. Upon termination of employment under certain circumstances following the Merger, the participant is entitled to a cash settlement. In the fourth quarter of 2010, UAL paid $19 million in cash for settlement of these awards in connection with Merger-related terminations.

Stock Options. UAL has not granted any stock options since 2010. Historically, stock options were awarded with exercise prices equal to the fair market value of UAL’s common stock on the date of grant. UAL stock options generally vest over a period of either three or four years and have a contractual life of 10 years. The Continental stock options assumed by UAL at the Merger generally have an original contractual life of five years (management level employee options) or 10 years (outside directors). Expense related to each portion of an option grant is recognized on a straight-line basis over the specific vesting period for those options.

The table below summarizes UAL stock option activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at January 1, 2010	6,406	$22.42
Issued in exchange for Continental options	7,366	16.77
Exercised	(2,467)	8.13		$42
Surrendered	(253)	28.77

Outstanding at December 31, 2010	11,052	21.70
Exercised	(2,449)	10.77		33
Surrendered	(1,657)	29.07

Outstanding at December 31, 2011	6,946	23.80
Exercised	(1,327)	12.42		14
Surrendered	(1,012)	30.50

Outstanding at December 31, 2012	4,607	25.60	2.9	20

Exercisable at December 31, 2012	4,358	25.76	2.9	20

The following table provides additional information for Continental options granted in 2010 which were valued at the Merger date:

Weighted-average fair value assumptions:	2010
Risk-free interest rate	0.1 - 1.8%
Dividend yield	—%
Expected market price volatility of UAL common stock	75%
Expected life of options (years)	0.1 - 6.3
Weighted-average fair value	$11.52

The fair value of options is determined at the grant date, and at the Merger date in the case of Continental options, using a Black Scholes option pricing model, which requires the Company to make several assumptions. The risk-free interest rate is based on the U.S. treasury yield curve in effect for the expected term of the option at the time of grant. The dividend yield on UAL’s common stock was assumed to be zero since UAL did not have any plans to pay dividends at the time of the option grants.

The volatility assumptions were based upon historical volatilities of UAL and other comparable airlines whose shares are traded using daily stock price returns equivalent to the contractual term of the option. In addition, implied volatility data for both UAL and other comparable airlines, using current exchange-traded options, was utilized.

The expected lives of the options were determined based upon either a simplified assumption that the option will be exercised evenly from vesting to expiration or estimated using historical experience for the assumed options. The terms of certain awards do not provide for the acceleration of vesting upon retirement. In addition, certain awards and the assumed options awarded to employees that are retirement eligible either at the grant date or within the vesting period is considered vested at the respective retirement eligibility date.

Restricted Stock Awards and Restricted Stock Units. During 2011, the Compensation Committee of the UAL Board of Directors determined that all outstanding UAL RSUs will be settled in cash. As of December 31, 2012, UAL had recorded a liability of $57 million related to its unvested RSUs. UAL paid $35 million, $57 million and $84 million related to its share-based liabilities during 2012, 2011 and 2010, respectively.

The table below summarizes UAL’s RSU and restricted stock activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Restricted Stock Units	Weighted- Average Grant Price	Restricted Stock	Weighted- Average Grant Price
Non-vested at January 1, 2010	1,719	$4.90	811	$27.82
Assumed in Merger	—	—	20	23.66
Granted	1,395	22.20	212	24.55
Modified	(449)	21.63	449	21.63
Converted to fixed cash equivalent	(1,496)	—	(164)	—
Vested	(1,069)	22.41	(651)	31.47
Surrendered	(49)	10.55	(6)	11.03

Non-vested at December 31, 2010	51	22.85	671	17.20
Granted	3,655	19.89	536	23.87
Vested	(141)	18.13	(195)	22.26
Surrendered	(199)	19.90	(27)	23.95

Non-vested at December 31, 2011	3,366	19.98	985	23.33
Granted	1,986	22.20	545	24.01
Vested	(552)	21.21	(643)	23.05
Surrendered	(569)	22.19	(115)	24.01

Non-vested at December 31, 2012	4,231	22.22	772	23.94

The fair value of RSUs and restricted shares vested in 2012, 2011 and 2010 was $27 million, $7 million and $33 million, respectively. The fair value of the restricted stock awards was primarily based upon the share price on the date of grant. These awards are accounted for as equity awards. The fair value of the cash-settled RSUs was based upon UAL’s stock price as of the last day preceding the settlement date. These awards were accounted for as liability awards. Restricted stock vesting and the recognition of the expense is similar to the stock option vesting described above.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

NOTE 8—INCOME TAXES

The significant components of the income tax expense (benefit) are as follows (in millions):

	UAL	United
2012
Current	$(14)	$(9)
Deferred	13	13

	$(1)	$4

2011
Current	$11	$3
Deferred	(6)	(5)

	$5	$(2)

2010
Current	$10	$2
Deferred	(10)	(18)

	$—	$(16)

The income tax provision differed from amounts computed at the statutory federal income tax rate, as follows (in millions):

Year ended December 31, 2012	UAL	United
Income tax provision at statutory rate	$(253)	$(230)
State income taxes, net of federal income tax	(15)	(7)
Foreign income taxes	7	7
Nondeductible employee meals	12	12
Nondeductible interest expense	19	19
Derivative market adjustment	—	(15)
Nondeductible compensation	5	5
Valuation allowance	234	223
Other, net	(10)	(10)

	$(1)	$4

Year Ended December 31, 2011
Income tax provision at statutory rate	$298	$299
State income taxes, net of federal income tax	(19)	(17)
Nondeductible acquisition costs	(17)	(17)
Nondeductible employee meals	12	12
Nondeductible interest expense	13	13
Derivative market adjustment	—	10
Nondeductible compensation	9	10
Valuation allowance	(294)	(315)
Other, net	3	3

	$5	$(2)

Year Ended December 31, 2010
Income tax provision at statutory rate	$87	$100
State income taxes, net of federal income tax	24	25
Nondeductible acquisition costs	45	45
Nondeductible employee meals	8	8
Nondeductible interest expense	12	12
Change in tax law—Medicare Part D Subsidy	119	119
Nondeductible compensation	13	13
Goodwill credit	(22)	(22)
Valuation allowance	(290)	(313)
Tax benefit resulting from intraperiod tax allocation	—	(6)
Other, net	4	3

	$—	$(16)

State tax benefit recorded in 2011 resulted from certain adjustments to existing state tax net operating losses, such benefit was fully offset by an increase in the valuation allowance.

Temporary differences and carryforwards that give rise to deferred tax assets and liabilities at December 31, 2012 and 2011 were as follows (in millions):

	UAL		United
	December 31,		December 31,
	2012	2011	2012	2011
Deferred income tax asset (liability):
Federal and state net operating loss (“NOL”) carryforwards (a)	$3,025	$2,911	$2,957	$2,859
Frequent flyer deferred revenue (a)	2,425	2,386	2,426	2,390
Employee benefits, including pension, postretirement, medical and the Pension Benefit Guaranty Corporation (“PBGC”) notes (a)	2,488	1,897	2,491	1,978
Lease fair value adjustment	259	376	259	376
AMT credit carryforwards	251	268	251	268
Other assets (a)	947	1,251	882	1,141
Less: Valuation allowance	(4,603)	(4,137)	(4,503)	(4,048)

Total deferred tax assets	$4,792	$4,952	$4,763	$4,964

Depreciation, capitalized interest and other	$(3,705)	$(3,860)	$(3,702)	$(3,857)
Intangibles	(1,578)	(1,627)	(1,579)	(1,628)
Other liabilities	(509)	(453)	(406)	(391)

Total deferred tax liabilities	$(5,792)	$(5,940)	$(5,687)	$(5,876)

Net deferred tax liability	$(1,000)	$(988)	$(924)	$(912)

(a)	Deferred tax assets for 2012 reflect adjustments made in the current year to increase UAL’s and United’s deferred tax assets for frequent flyer deferred revenue and employee benefits by approximately $257 million and $187 million, respectively, and to reduce net operating loss carryforwards and other deferred tax assets by the same amounts.

As a result of the Merger, beginning October 1, 2010, Continental and its domestic consolidated subsidiaries joined the UAL federal consolidated tax return filing group, which, at that time, also included United Air Lines, Inc. and its domestic consolidated subsidiaries. Consolidated current and deferred tax expense was allocated to each of United Air Lines, Inc. and Continental using a method that treats each entity as though it had filed a separate tax return. Under the Company’s tax agreement, group members are compensated for their losses and other tax benefits only if they would be able to use those losses and tax benefits on a separate return basis. Tax liabilities between group members are settled in cash when the losses and tax benefits of one group have been fully exhausted and the Company begins making tax payments to tax authorities. Additionally, settlement in cash is required if a member leaves the consolidated tax group. Were a member to leave the group, its separate tax losses and benefits along with the corresponding receivable or liability to other group members may vary significantly from tax losses and benefits ascribed to it while a member of the group.

In addition to the deferred tax assets listed in the table above, UAL has an $883 million unrecorded tax benefit at December 31, 2012, primarily attributable to the difference between the amount of the financial statement expense and the allowable tax deduction for UAL’s common stock issued to certain unsecured creditors and employees pursuant to UAL Corporation’s Chapter 11 bankruptcy protection. This unrecorded tax benefit is accounted for by analogy to Accounting Standards Codification Topic 718 which requires recognition of the tax benefit to be deferred until it is realized as a reduction of taxes payable. Although not recognized for financial reporting purposes, this unrecognized tax benefit is available to reduce future income and is incorporated into the disclosed amounts of our federal and state NOL carryforwards, which are discussed below.

The federal and state NOL carryforwards relate to prior years’ NOLs, which may be used to reduce tax liabilities in future years. These tax benefits are mostly attributable to federal pre-tax NOL carryforwards of $10.3 billion for UAL (including the NOLs discussed in the preceding paragraph). If not utilized these federal pre-tax NOLs will expire as follows (in billions): $1.5 in 2022, $1.6 in 2023, $2.4 in 2024, $2.0 in 2025 and $2.8 after 2025. In addition, the majority of state tax benefits of the net operating losses of $196 million for UAL expires over a five to 20-year period.

Both UAL Corporation and Continental experienced an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended, as a result of the Merger. However, the Company currently expects that these ownership changes will not significantly limit its ability to use its NOL and alternative minimum tax (“AMT”) credit carryforwards in the carryforward period because the size of the limitation exceeds our NOL and AMT credit carryforwards.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including the reversals of deferred tax liabilities) during the periods in which those deferred tax assets will become deductible. The Company’s management assesses available positive and negative evidence regarding the realizability of its deferred tax assets and records a valuation allowance when it is more likely than not that deferred tax assets will not be realized. To form a conclusion, management considers positive evidence in the form of reversing temporary differences, projections of future taxable income and tax planning strategies, and negative evidence such as recent history of losses. Although the Company was no longer in a three-year cumulative loss position at the end of 2012, management determined that the loss in 2012, the overall modest level of cumulative pretax income in the three years ended December 31, 2012 of 0.4% of total revenues in that period and the uncertainty associated with projecting future taxable income supported the conclusion that the valuation allowance was still necessary on net deferred assets. As a result of the loss sustained in 2012 and the need to complete final integration activities that produce synergies and overcome cost increases from new labor agreements, management’s position is that sufficient positive evidence to support a reversal of the remaining valuation allowance does not exist and has retained a full valuation allowance on its deferred tax assets. Management will continue to evaluate future financial performance, as well as the impacts of special charges on such performance, to determine whether such performance provides sufficient evidence to support reversal of the valuation allowance.

The December 31, 2012 valuation allowances of $4.6 billion and $4.5 billion for UAL and United, respectively, if reversed in future years will reduce income tax expense. The current valuation allowance reflects increases from December 31, 2011 of $466 million and $455 million for UAL and United, respectively, including amounts charged directly to other comprehensive income.

The Company’s unrecognized tax benefits related to uncertain tax positions were $19 million, $24 million and $32 million at 2012, 2011 and 2010, respectively. Included in the ending balance at 2012 is $17 million that would affect the Company’s effective tax rate if recognized. The Company does not expect significant increases or decreases in their unrecognized tax benefits within the next twelve months.

There are no significant amounts included in the balance at December 31, 2012 for tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company records penalties and interest relating to uncertain tax positions in other operating expenses and interest expense, respectively, in its consolidated statements of operations. The Company has not recorded any significant expense or liabilities related to interest or penalties in its consolidated financial statements.

The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits related to the Company’s uncertain tax positions (in millions):

	2012	2011	2010
Balance at January 1,	$24	$32	$16
Decrease in unrecognized tax benefits relating to settlements with taxing authorities	(12)	—	—
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior period	8	(9)	—
Decrease in unrecognized tax benefits relating from a lapse of the statute of limitations	(1)	—	—
Increase due to Continental’s uncertain tax positions at the Merger closing date	—	—	6
Increase in unrecognized tax benefits as a result of tax positions taken during the current period	—	1	10

Balance at December 31,	$19	$24	$32

The Company’s federal income tax returns for tax years after 2002 remain subject to examination by the Internal Revenue Service (“IRS”) and state taxing jurisdictions. The IRS commenced an examination of the Company’s U.S. income tax returns for 2010 through 2011 in the fourth quarter of 2012. As of December 31, 2012, the IRS had not proposed any material adjustments to the Company’s returns. Continental’s federal income tax returns for tax years after 2001 remain subject to examination by the IRS and state taxing jurisdictions.

Pension and Other Postretirement Plans	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Plans

NOTE 9—PENSION AND OTHER POSTRETIREMENT PLANS

The following summarizes the significant pension and other postretirement plans of United:

Pension Plans

United maintains two primary defined benefit pension plans, one covering certain pilot employees and another covering certain U.S. non-pilot employees. Each of these plans provide benefits based on a combination of years of benefit accruals service and an employee’s final average compensation. Additional benefit accruals were frozen under the plan covering certain pilot employees during 2005, at which time any existing accrued benefits for pilots were preserved. Benefit accruals for certain non-pilot employees under its other primary defined benefit pension plan continue.

United maintains a frozen defined benefit pension plan for a small number of former employees. United maintains additional defined benefit pension plans, which cover certain international employees.

Other Postretirement Plans

We maintain postretirement medical programs which provide medical benefits to certain retirees and eligible dependents, as well as life insurance benefits to certain retirees participating in the plan. Benefits provided are subject to applicable contributions, co-payments, deductible and other limits as described in the specific plan documentation.

The following table sets forth the reconciliation of the beginning and ending balances of the benefit obligation and plan assets, the funded status and the amounts recognized in these financial statements for the defined benefit and other postretirement plans (in millions):

	Pension Benefits
	Year Ended December 31, 2012	Year Ended December 31, 2011
Accumulated benefit obligation:	$3,978	$3,321

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$3,708	$3,322
Service cost	99	88
Interest cost	184	178
Actuarial (gain) loss	702	251
Gross benefits paid	(162)	(137)
Other	(5)	6

Projected benefit obligation at end of year	$4,526	$3,708

Change in plan assets:
Fair value of plan assets at beginning of year	$1,868	$1,871
Actual gain (loss) on plan assets	223	(47)
Employer contributions	228	194
Benefits paid	(162)	(137)
Other	—	(13)

Fair value of plan assets at end of year	$2,157	$1,868

Funded status—Net amount recognized	$(2,369)	$(1,840)

	Pension Benefits
	December 31, 2012	December 31, 2011
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent asset	$35	$31
Current liability	(4)	(9)
Noncurrent liability	(2,400)	(1,862)

Total liability	$(2,369)	$(1,840)

Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	$(826)	$(231)
Prior service credit (cost)	2	3

Total accumulated other comprehensive income (loss)	$(824)	$(228)

	Other Postretirement Benefits
	Year Ended December 31, 2012	Year Ended December 31, 2011
Change in benefit obligation:
Benefit obligation at beginning of year	$2,541	$2,494
Service cost	50	47
Interest cost	124	127
Plan participants’ contributions	77	73
Actuarial (gain) loss	110	(2)
Federal subsidy	13	13
Plan amendments	22	3
Gross benefits paid	(194)	(214)

Benefit obligation at end of year	$2,743	$2,541

Change in plan assets:
Fair value of plan assets at beginning of year	$58	$58
Actual return on plan assets	1	1
Employer contributions	116	141
Plan participants’ contributions	77	72
Benefits paid	(194)	(214)

Fair value of plan assets at end of year	$58	$58

Funded status—Net amount recognized	$(2,685)	$(2,483)

	Other Postretirement Benefits
	December 31, 2012	December 31, 2011
Amounts recognized in the consolidated balance sheets consist of:
Current liability	$(71)	$(76)
Noncurrent liability	(2,614)	(2,407)

Total liability	$(2,685)	$(2,483)

Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	$(79)	$33
Prior service cost	(24)	(2)

Total accumulated other comprehensive income (loss)	$(103)	$31

The following information relates to all pension plans with an accumulated benefit obligation and a projected benefit obligation in excess of plan assets at December 31 (in millions):

	2012	2011
Projected benefit obligation	$4,387	$3,594
Accumulated benefit obligation	3,869	3,230
Fair value of plan assets	1,991	1,731

Net periodic benefit cost for the years ended December 31 included the following components (in millions):

	2012		2011		2010
	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits
Service cost	$99	$50	$88	$47	$27	$33
Interest cost	184	124	178	127	51	120
Expected return on plan assets	(138)	(2)	(140)	(2)	(39)	(2)
Curtailment gain	—	—	—	—	(7)	—
Amortization of prior service cost (credit)	(1)	—	(2)	—	(2)	—
Special termination benefits	—	—	—	—	4	—
Settlement (gain) loss	1	—	1	—	—	—
Amortization of unrecognized actuarial (gain) loss	21	(3)	(20)	(2)	1	(12)

Net periodic benefit cost	$166	$169	$105	$170	$35	$139

The estimated amounts that will be amortized in 2013 for actuarial losses are as follows (in millions):

	Pension Benefits	Other Postretirement Benefits
Actuarial loss to be reclassified from accumulated other comprehensive income into net periodic benefit cost	$73	$7

The assumptions used for the benefit plans were as follows:

	Pension Benefits
Assumptions used to determine benefit obligations	2012	2011
Discount rate	4.19%	5.00%
Rate of compensation increase	2.49%	2.48%

Assumptions used to determine net expense
Discount rate	5.02%	5.39%
Expected return on plan assets	7.54%	7.55%
Rate of compensation increase	2.48%	2.49%

	Other Postretirement Benefits
Assumptions used to determine benefit obligations	2012	2011
Discount rate	4.12%	4.91%

Assumptions used to determine net expense
Discount rate	4.92%	5.13%
Expected return on plan assets	4.00%	4.00%
Health care cost trend rate assumed for next year	6.75%	7.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate in 2020)	5.00%	5.00%

The Company selected the 2012 discount rate for each of its plans by using a hypothetical portfolio of high quality bonds at December 31, 2012, that would provide the necessary cash flows to match projected benefit payments.

We develop our expected long-term rate of return assumption based on historical experience and by evaluating input from the trustee managing the plans’ assets. Our expected long-term rate of return on plan assets is based on a target allocation of assets, which is based on our goal of earning the highest rate of return while maintaining risk at acceptable levels. The plans strive to have assets sufficiently diversified so that adverse or unexpected results from one security class will not have an unduly detrimental impact on the entire portfolio. We regularly review our actual asset allocation and the pension plans’ investments are periodically rebalanced to our targeted allocation when considered appropriate. United’s plan assets are allocated within the following guidelines:

	Percent of Total	Expected Long-Term Rate of Return
Equity securities	38-54%	9.5%
Fixed-income securities	27-33	6.0
Alternatives	17-23	7.3
Other	2-6	3.8

One-hundred percent of other postretirement plan assets are invested in a deposit administration fund.

Assumed health care cost trend rates have a significant effect on the amounts reported for the other postretirement plans. A 1% change in the assumed health care trend rate for the Company would have the following additional effects (in millions):

	1% Increase	1% Decrease
Effect on total service and interest cost for the year ended December 31, 2012	$22	$(18)
Effect on postretirement benefit obligation at December 31, 2012	338	(280)

A one percentage point decrease in the weighted average discount rate would increase the postretirement benefit liability by approximately $336 million and increase the estimated 2012 benefits expense by approximately $23 million.

Fair Value Information. Accounting standards require us to use valuation techniques to measure fair value that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized as follows:

Level 1	Unadjusted quoted prices in active markets for assets or liabilities identical to those to be reported at fair value

Level 2	Other inputs that are observable directly or indirectly, such as quoted prices for similar assets or liabilities or market-corroborated inputs

Level 3	Unobservable inputs for which there is little or no market data and which require us to develop our own assumptions about how market participants would price the assets or liabilities

The following tables present information about the United’s pension and other postretirement plan assets at December 31 (in millions):

	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
Pension Plan Assets:
Equity securities funds	$1,034	$383	$651	$—	$872	$355	$517	$—
Fixed-income securities	611	—	609	2	530	—	530	—
Alternatives	394	—	234	160	344	—	195	149
Insurance contract	36	—	—	36	42	—	—	42
Other investments	82	—	82	—	80	—	80	—

Total	$2,157	$383	$1,576	$198	$1,868	$355	$1,322	$191

Other Postretirement Benefit Plan Assets:
Deposit administration fund	$58	$—	$—	$58	$58	$—	$—	$58

Equity and Fixed-Income Securities. Equity securities include investments in both developed market and emerging market equity securities. Fixed-income securities include primarily U.S. and non-U.S. government fixed-income securities and U.S. and non-U.S corporate fixed-income securities along with asset-backed securities.

Insurance Contract and Deposit Administration Fund. Each of these investments are stable value investment products structured to provide investment income.

Alternatives. Alternative investments consist primarily of investments in hedge fund and private equity interests.

Other investments. Other investments consist primarily of investments in currency and commodity commingled funds.

The reconciliation of United’s defined benefit plan assets measured at fair value using unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011 is as follows (in millions):

	2012	2011
Balance at beginning of year	$249	$250
Actual return on plan assets:
Unrealized gains (losses) relating to assets still held at year end	(47)	6
Purchases, sales, issuances and settlements (net)	54	(7)

Balance at end of year	$256	$249

Funding requirements for tax-qualified defined benefit pension plans are determined by government regulations. United’s contributions reflected above have satisfied its required contributions through the 2012 calendar year. Expected 2013 employer contributions to all of United’s pension and postretirement plans are $217 million and $134 million, respectively.

The estimated future benefit payments, net of expected participant contributions, in United’s pension plans and other postretirement benefit plans as of December 31, 2012 are as follows (in millions):

	Pension	Other Postretirement	Other Postretirement— subsidy receipts
2013	$312	$136	$7
2014	317	143	8
2015	321	150	9
2016	320	159	10
2017	317	166	11
Years 2018 – 2022	1,579	964	61

Defined Contribution Plans

Depending upon the employee group, employer contributions consist of matching contributions and/or non-elective employer contributions. United’s employer contribution percentages vary from 1% to 16%, of eligible earnings depending on the terms of each plan. United’s contributions to its defined contribution plans were $366 million, $325 million and $254 million, including International Association of Machinists (“IAM”) multi-employer plan contributions of $36 million, $34 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Multi-Employer Plans

In 2006, United began participating in the IAM National Pension Plan (“IAM Plan”) with respect to certain employees. The IAM Plan is a multi-employer pension plan whereby contributions by the participating company are based on covered hours by the applicable covered employees. The risks of participating in these multi-employer plans are different from single-employer plans, as United can be subject to additional risks that others do not meet their obligations, which in certain circumstances could revert to United.

United’s participation in the IAM Plan for the annual period ended December 31, 2012 is outlined in the table below. There have been no significant changes that affect the comparability of 2012 and 2011 contributions. Contributions to the IAM Plan were $36 million, $34 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively. The IAM Plan reported $350 million in employers’ contributions for the year ended December 31, 2011. For 2011, contributions to the IAM Plan represented more than 5% of total contributions.

Pension Fund	IAM National Pension Fund

EIN/ Pension Plan Number	51-6031295 - 002

Pension Protection Act Zone Status (2012 and 2011)*	Green Zone

FIP/RP Status Pending/Implemented	No

United’s Contributions	$36 million and $34 million in the years ended December 31, 2012 and 2011, respectively

Surcharge Imposed	No

Expiration Date of Collective Bargaining Agreement	N/A

*	Plans in the green zone are at least 80 percent funded.

At the date the financial statements were issued, Forms 5500 were not available for the plan year ending in 2012.

Profit Sharing

In 2012 and 2011, substantially all employees participated in profit sharing plans, which paid 15% of total pre-tax earnings, excluding special items and share-based compensation expense, to eligible employees when pre-tax profit, excluding special items, profit sharing expense and share-based compensation program expense, exceeds $10 million. Eligible U.S. co-workers in each participating work group received a profit sharing payout using a formula based on the ratio of each qualified co-worker’s annual eligible earnings to the eligible earnings of all qualified co-workers in all domestic workgroups. The international profit sharing plan paid eligible non-U.S. co-workers the same percentage of eligible pay that is calculated under the U.S. profit sharing plan.

The Company recorded profit sharing and related payroll tax expense of $119 million, $265 million and $166 million in 2012, 2011 and 2010, respectively. Profit sharing expense is recorded as a component of salaries and related costs in the consolidated statements of operations.

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Information

NOTE 10—SEGMENT INFORMATION

Operating segments are defined as components of an enterprise with separate financial information, which are evaluated regularly by the chief operating decision maker and are used in resource allocation and performance assessments.

The Company deploys its aircraft across its route network through a single route scheduling system to maximize its value. When making resource allocation decisions, the Company’s chief operating decision maker evaluates flight profitability data, which considers aircraft type and route economics. The Company’s chief operating decision maker makes resource allocation decisions to maximize the Company’s consolidated financial results. Managing the Company as one segment allows management the opportunity to maximize the value of its route network.

The Company’s operating revenue by principal geographic region (as defined by the U.S. Department of Transportation) for the years ended December 31 is presented in the table below (in millions):

	UAL	United
2012
Domestic (U.S. and Canada)	$21,276	$21,284
Pacific	6,040	6,040
Atlantic	6,582	6,582
Latin America	3,254	3,254

Total	$37,152	$37,160

2011
Domestic (U.S. and Canada)	$21,922	$21,931
Pacific	5,404	5,404
Atlantic	6,675	6,675
Latin America	3,109	3,109

Total	$37,110	$37,119

2010
Domestic (U.S. and Canada)	$14,382	$14,391
Pacific	3,971	3,971
Atlantic	3,912	3,912
Latin America	1,060	1,060

Total	$23,325	$23,334

The Company attributes revenue among the geographic areas based upon the origin and destination of each flight segment. The Company’s operations involve an insignificant level of dedicated revenue-producing assets in geographic regions as the overwhelming majority of the Company’s revenue producing assets (primarily U.S. registered aircraft) can be deployed in any of its geographic regions.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income (Loss)

NOTE 11—ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The tables below present the components of the Company’s accumulated other comprehensive income (loss) (“AOCI”), net of tax (in millions):

UAL	Pension and Other Postretirement Unrecognized Actuarial Gains (Losses) and Prior Service Cost	Unrealized Gain (Loss) on Derivatives and Other Financial Instruments	Total
Balance at December 31, 2009	$57	$(22)	$35

Derivative financial instruments:
Reclassification of losses into earnings	—	68	68
Change in fair value of derivatives	—	168	168
Change in fair value of other financial instruments	—	21	21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(12)	—	(12)
Current year actuarial gains	107	—	107

Balance at December 31, 2010	152	235	387

Derivative financial instruments:
Reclassification of gains into earnings	—	(503)	(503)
Change in fair value of derivatives	—	163	163
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(24)	—	(24)
Current year actuarial losses	(440)	—	(440)

Balance at December 31, 2011	(312)	(105)	(417)

Derivative financial instruments:
Reclassification of losses into earnings	—	141	141
Change in fair value of derivatives	—	(51)	(51)
Change in fair value of other financial instruments	—	11	11
Employee benefit plans:
Reclassification of unrecognized net actuarial losses into earnings	17	—	17
Current year actuarial losses	(747)	—	(747)

Balance at December 31, 2012	$(1,042)	$(4)	$(1,046)

	Pension and Other Postretirement Unrecognized Actuarial Gains (Losses) and Prior Service Cost	Unrealized Gain (Loss) on Derivative Instruments and Other Financial Instruments	Income Tax Expense	Total
United
Balance at December 31, 2009	$57	$(22)	$—	$35
Derivative financial instruments:
Reclassification of losses into earnings	—	68	—	68
Change in fair value of derivatives	—	168	—	168
Change in fair value of other financial instruments	—	21	—	21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(12)	—	—	(12)
Current year actuarial gains	107	—	—	107
Income tax expense on other comprehensive income	—	—	(6)	(6)

Balance at December 31, 2010	152	235	(6)	381

Derivative financial instruments:
Reclassification of gains into earnings	—	(503)	—	(503)
Change in fair value of derivatives	—	163	—	163
Change in fair value of other financial instruments	—	(2)	—	(2)
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(24)	—	—	(24)
Current year actuarial losses	(440)	—	—	(440)

Balance at December 31, 2011	(312)	(107)	(6)	(425)

Derivative financial instruments:
Reclassification of losses into earnings	—	141	—	141
Change in fair value of derivatives	—	(51)	—	(51)
Change in fair value of other financial instruments	—	12	—	12
Employee benefit plans:
Reclassification of unrecognized net actuarial losses into earnings	17	—	—	17
Current year actuarial losses	(747)	—	—	(747)

Balance at December 31, 2012	$(1,042)	$(5)	$(6)	$(1,053)

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements

NOTE 12—FAIR VALUE MEASUREMENTS

Fair Value Information. Accounting standards require us to use valuation techniques to measure fair value that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized as follows:

Level 1	Unadjusted quoted prices in active markets for assets or liabilities identical to those to be reported at fair value

Level 2	Other inputs that are observable directly or indirectly, such as quoted prices for similar assets or liabilities or market-corroborated inputs

Level 3	Unobservable inputs for which there is little or no market data and which require us to develop our own assumptions about how market participants would price the assets or liabilities

The table below presents disclosures about the fair value of financial assets and financial liabilities measured at fair value on a recurring basis in the Company’s financial statements as of December 31 (in millions):

	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	UAL
Cash and cash equivalents	$4,770	$4,770	$—	$—	$6,246	$6,246	$—	$—
Short-term investments:
Asset-backed securities	715	—	715	—	478	—	478	—
Corporate debt	537	—	537	—	515	—	515	—
Certificates of deposit placed through an account registry service (“CDARS”)	367	—	367	—	355	—	355	—
Auction rate securities	116	—	—	116	113	—	—	113
U.S. government and agency notes	12	—	12	—	22	—	22	—
Other fixed income securities	26	—	26	—	33	—	33	—
Enhanced equipment trust certificates (“EETC”)	63	—	—	63	60	—	—	60
Fuel derivatives, net	46	—	46	—	73	—	73	—
Foreign currency derivatives	—	—	—	—	(1)	—	(1)	—
Restricted cash	447	447	—	—	569	569	—	—

	United
Cash and cash equivalents	$4,765	$4,765	$—	$—	$6,240	$6,240	$—	$—
Short-term investments:
Asset-backed securities	715	—	715	—	478	—	478	—
Corporate debt	537	—	537	—	515	—	515	—
CDARS	367	—	367	—	355	—	355	—
Auction rate securities	116	—	—	116	113	—	—	113
U.S. government and agency notes	12	—	12	—	22	—	22	—
Other fixed income securities	26	—	26	—	33	—	33	—
EETC	63	—	—	63	60	—	—	60
Fuel derivatives, net	46	—	46	—	73	—	73	—
Foreign currency derivatives	—	—	—	—	(1)	—	(1)	—
Restricted cash	447	447	—	—	568	568	—	—
Convertible debt derivative asset	268	—	—	268	193	—	—	193
Convertible debt option liability	(128)	—	—	(128)	(95)	—	—	(95)

The tables below present disclosures about the activity for “Level 3” financial assets and financial liabilities for the year ended December 31 (in millions):

	2012		2011
UAL	Auction Rate Securities	EETC	Auction Rate Securities	EETC
Balance at January 1	$113	$60	$119	$66
Settlements	—	(5)	(10)	(4)
Gains reported in earnings	1	—	3	—
Reported in other comprehensive income (loss)	2	8	1	(2)

Balance at December 31	$116	$63	$113	$60

As of December 31, 2012, the Company’s auction rate securities, which had a par value of $135 million, were variable-rate debt instruments with contractual maturities generally greater than ten years and with interest rates that reset every 7, 28 or 35 days, depending on the terms of the particular instrument. These securities are backed by pools of student loans guaranteed by state-designated guaranty agencies and reinsured by the U.S. government. All of the auction rate securities that the Company holds are senior obligations under the applicable indentures authorizing the issuance of the securities.

As of December 31, 2012, EETC securities had unrealized gains of $2 million. All changes in the fair value of these investments have been classified within accumulated other comprehensive income.

	2012				2011
United	Student Loan- Related Auction Rate Securities	Convertible Debt Supplemental Derivative Asset	Convertible Debt Conversion Option Liability	EETC	Student Loan- Related Auction Rate Securities	Convertible Debt Supplemental Derivative Asset	Convertible Debt Conversion Option Liability	EETC
Balance at January 1	$113	$193	$(95)	$60	$119	$286	$(164)	$66
Purchases, sales, issuances and settlements (net)	—	—	—	(5)	(10)	—	—	(4)
Gains and (losses):
Reported in earnings:
Realized	—	—	—	—	1	—	—	—
Unrealized	1	75	(33)	—	2	(93)	69	—
Reported in other comprehensive income (loss)	2	—	—	8	1	—	—	(2)

Balance at December 31	$116	$268	$(128)	$63	$113	$193	$(95)	$60

United’s debt-related derivatives presented in the tables above relate to (a) supplemental indenture agreements that provide that United’s convertible debt, which was previously convertible into shares of Continental common stock, is convertible into shares of UAL common stock upon the terms and conditions specified in the indentures, and (b) the embedded conversion options in United’s convertible debt that are required to be separated and accounted for as though they are free-standing derivatives as a result of the United debt becoming convertible into the common stock of a different reporting entity. The derivatives described above relate to the 6% convertible junior subordinated debentures due 2030 and the 4.5% convertible notes due 2015. These derivatives are reported in United’s separate financial statements and eliminated in consolidation for UAL.

Derivative instruments and investments presented in the tables above have the same fair value as their carrying value. The table below presents the carrying values and estimated fair values of financial instruments not presented in the tables above for the years ended December 31 (in millions):

	Fair Value of Debt by Fair Value Hierarchy Level
	2012					2011
	Carrying Amount	Fair Value				Carrying Amount	Fair Value
		Total	Level 1	Level 2	Level 3		Total	Level 1	Level 2	Level 3
UAL debt	$12,252	$13,419	$—	$8,045	$5,374	$11,682	$11,992	$—	$859	$11,133
United debt	11,850	12,460	—	7,086	5,374	11,273	11,133	—	—	11,133

Quantitative Information About Level 3 Fair Value Measurements as of December 31, 2012 ($ in millions)

Item	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
Auction rate securities	$116	Discounted Cash Flows	Credit risk premium (a)	1%
			Illiquidity premium (b)	5%
			Expected repayments (c)	Assumed repayment in years 2013 through 2036
EETC	63	Discounted Cash Flows	Structure credit risk (d)	6% - 7%(6%)
Convertible debt derivative	268	Binomial Lattice Model	Expected volatility (e)	45% - 60%(48%)
asset			Own credit risk (f)	7% - 9%(8%)
Convertible debt option	(128)	Binomial Lattice Model	Expected volatility (e)	45% - 60%(49%)
liability			Own credit risk (f)	7% - 9%(8%)

(a)	Represents the credit risk premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
(b)	Represents the illiquidity premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
(c)	Represents the estimated timing of principal repayments used in the discounted cash flow model.
(d)	Represents the credit risk premium of the EETC structure above the risk-free rate that the Company has determined market participants would use in pricing the instruments.
(e)	Represents the range in volatility estimates that the Company has determined market participants would use when pricing the instruments.
(f)	Represents the range of Company-specific risk adjustments that the Company has determined market participants would use as a model input.

Fair value of the Company’s financial instruments was determined as follows:

Description	Fair Value Methodology
Cash, Cash Equivalents, Short-term Investments, Investments and Restricted Cash	The carrying amounts approximate fair value because of the short-term maturity of these assets and liabilities. These assets have maturities of less than one year except for the EETCs, auction rate securities and corporate debt.

Fair value is based on (a) the trading prices of the investment or similar instruments, (b) an income approach, which uses valuation techniques to convert future amounts into a single present amount based on current market expectations about those future amounts when observable trading prices are not available, or (c) internally-developed models of the expected future cash flows related to the securities.

Fuel Derivatives	Derivative contracts are privately negotiated contracts and are not exchange traded. Fair value measurements are estimated with option pricing models that employ observable inputs. Inputs to the valuation models include contractual terms, market prices, yield curves, fuel price curves and measures of volatility, among others.

Foreign Currency Derivatives	Fair value is determined with a formula utilizing observable inputs. Significant inputs to the valuation models include contractual terms, risk-free interest rates and forward exchange rates.

Debt	Fair values were based on either market prices or the discounted amount of future cash flows using our current incremental rate of borrowing for similar liabilities.

Convertible Debt Derivative Asset and Option Liability	The Company used a binomial lattice model to value the conversion options and the supplemental derivative assets. Significant binomial model inputs that are not objectively determinable include volatility and discount rate.

Nonrecurring Fair Value Measurements

The table below presents fair value measurements of nonfinancial assets that were performed during the years ended December 31 (in millions):

	2012		2011
	Fair Value	Loss	Fair Value	Loss
Airport slots	$102	$30	$8	$4

During 2012 and 2011, the Company recorded impairment charges of $30 million and $4 million, respectively, on certain intangible assets related to foreign take-off and landing slots to reflect the estimated fair value of these assets as part of its annual impairment test of indefinite-lived intangible assets. Slots were valued using a combination of the income and market approaches. The Company considers the valuation of the items above to be Level 3 due to the inclusion of unobservable inputs.

Hedging Activities	12 Months Ended
Dec. 31, 2012
Hedging Activities

NOTE 13—HEDGING ACTIVITIES

Fuel Derivatives

Aircraft fuel has been the Company’s single largest and most volatile operating expense for the last several years. The availability and price of aircraft fuel significantly affects the Company’s operations, results of operations, financial position and liquidity. Aircraft fuel prices can fluctuate based on a multitude of factors including market expectations of supply and demand balance, inventory levels, geopolitical events, economic growth expectations, fiscal/monetary policies and financial investment flows. To protect against increases in the prices of aircraft fuel, the Company routinely hedges a portion of its future fuel requirements. As of December 31, 2012, the Company had hedged approximately 31% and 2% of its projected fuel requirements (1.2 billion and 63 million gallons, respectively) for 2013 and 2014, respectively, with commonly used financial hedge instruments based on aircraft fuel or closely related commodities, such as heating oil, diesel fuel and crude oil. The Company does not enter into derivative instruments for non-risk management purposes.

Accounting pronouncements pertaining to derivative instruments and hedging are complex with stringent requirements, including documentation of hedging strategy, statistical analysis to qualify a commodity for hedge accounting both on a historical and a prospective basis, and strict contemporaneous documentation that is required at the time each hedge is designated as a cash flow hedge. As required, the Company assesses the effectiveness of each of its individual hedges on a quarterly basis. The Company also examines the effectiveness of its entire hedging program on a quarterly basis utilizing statistical analysis. This analysis involves utilizing regression and other statistical analyses that compare changes in the price of aircraft fuel to changes in the prices of the commodities used for hedging purposes.

Upon proper qualification, the Company accounts for certain fuel derivative instruments as cash flow hedges. All derivatives designated as hedges that meet certain requirements are granted special hedge accounting treatment. The types of instruments the Company utilizes that qualify for special hedge accounting treatment typically include swaps, call options and collars (which consist of a purchased call option and a sold put option). Generally, utilizing the special hedge accounting, all periodic changes in fair value of the derivatives designated as hedges that are considered to be effective are recorded in AOCI until the underlying fuel is consumed and recorded in fuel expense. The Company is exposed to the risk that its hedges may not be effective in offsetting changes in the cost of fuel and that its hedges may not continue to qualify for special hedge accounting. Hedge ineffectiveness results when the change in the fair value of the derivative instrument exceeds the change in the value of the Company’s expected future cash outlay to purchase and consume fuel. To the extent that the periodic changes in the fair value of the derivatives are not effective, that ineffectiveness is classified as Nonoperating income (expense): Miscellaneous, net.

The Company also utilizes certain derivative instruments that are economic hedges but do not qualify for hedge accounting under U.S. GAAP. As with derivatives that qualify for hedge accounting, the purpose of these economic hedges is to mitigate the adverse financial impact of potential increases in the price of fuel. Currently, the only such economic hedges in the Company’s hedging portfolio are three-way collars (which consist of a collar with a cap on maximum price protection available). The Company records changes in the fair value of three-way collars to Nonoperating income (expense): Miscellaneous, net.

If the Company terminates a derivative prior to its contractual settlement date, then the cumulative gain or loss recognized in AOCI at the termination date remains in AOCI until the forecasted transaction occurs. In a situation where it becomes probable that a hedged forecasted transaction will not occur, any gains and/or losses that have been recorded to AOCI would be required to be immediately reclassified into earnings. All cash flows associated with purchasing and settling derivatives are classified as operating cash flows in the statements of cash flows.

The Company records each derivative instrument as a derivative asset or liability (on a gross basis) in its consolidated balance sheets, and, accordingly, records any related collateral on a gross basis. The table below presents the fair value amounts of fuel derivative assets and liabilities and the location of amounts recognized in the Company’s financial statements.

At December 31, the Company’s derivatives were reported in its consolidated balance sheets as follows (in millions):

Classification	Balance Sheet Location	2012	2011
Derivatives designated as cash flow hedges
Assets:
Fuel contracts due within one year	Receivables	$7	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$4

Derivatives not designated as hedges
Assets:
Fuel contracts due within one year	Receivables	$44	$—

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$—
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$3	$—

Total derivatives
Assets:
Fuel contracts due within one year	Receivables	$51	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$4	$4
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$5	$4

The following tables present the fuel hedge gains (losses) recognized during the periods presented and their classification in the financial statements (in millions):

Fuel derivatives designated as cash flow hedges	Amount of Gain (Loss) Recognized in AOCI on Derivatives (Effective Portion)		Gain (Loss) Reclassified from AOCI into Income (Fuel Expense) (Effective Portion)		Amount of Loss Recognized in Nonoperating Expense (Ineffective Portion)
	2012	2011	2012	2011	2012	2011
	$(51)	$163	$(141)	$503	$(1)	$(59)

Fuel derivatives not designated as cash flow hedges	Aircraft Fuel			Nonoperating Income (Expense)			Total Gain (Loss)
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	$—	$—	$(35)	$38	$—	$—	$38	$—	$(35)

Derivative Credit Risk and Fair Value

The Company is exposed to credit losses in the event of nonperformance by counterparties to its derivative instruments. While the Company records derivative instruments on a gross basis, the Company monitors its net derivative position with each counterparty to monitor credit risk. Based on the fair value of our fuel derivative instruments, our counterparties may require us to post collateral when the price of the underlying commodity decreases, and we may require our counterparties to provide us with collateral when the price of the underlying commodity increases. The following table presents information related to the Company’s derivative credit risk as of December 31 (in millions):

	2012	2011
Net derivative assets with counterparties	$46	$73
Collateral held by the Company (a)	—	—
Potential loss related to the failure of the Company’s counterparties to perform	46	73

(a)	Classified as an other current liability.

The Company considers counterparty credit risk in determining its exposure and the fair value of its financial instruments, and generally monitors and limits its exposure to any single counterparty. The Company considers credit risk to have a minimal impact on fair value because cash collateral is provided by the Company’s hedging counterparties periodically based on current market exposure and the credit-worthiness of the counterparties.

Debt	12 Months Ended
Dec. 31, 2012
Debt

NOTE 14—DEBT

(In millions)	At December 31,
	2012	2011
United:
Secured
Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	$5,943	$5,088
Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022	1,668	2,156
Amended credit facility, LIBOR plus 2.0%, due 2014	1,201	1,219
6.75% senior secured notes due 2015	800	800
9.875% senior secured notes and 12% second lien due 2013	600	650
12.75% senior secured notes due 2012	—	172
Unsecured
4.5% senior limited subordination convertible notes due 2021	156	156
6% notes due 2026 to 2028	652	—
6% senior notes due 2031	—	652
6% convertible junior subordinated debentures due 2030	248	248
8% senior notes due 2024	400	—
8% senior notes due 2026	—	125
4.5% convertible notes due 2015	230	230
Other	161	66

	12,059	11,562

Less: unamortized debt discount	(152)	(225)
Less: current portion of long-term debt—United	(1,812)	(1,186)

Long-term debt, net—United (a)	$10,095	$10,151

UAL:
6% senior convertible notes due 2029	$345	$345

Long-term debt, net—UAL	$10,440	$10,496

(a)	As further described below under “Convertible Debt Securities,” there is a basis difference between UAL and United debt values, because we were required to apply different accounting methodologies. The United debt presented above does not agree to United’s balance sheet by the amount of this adjustment.

The table below presents the Company’s contractual principal payments at December 31, 2012 under then-outstanding long-term debt agreements in each of the next five calendar years (in millions):

	UAL	United
2013	$1,812	$1,812
2014	2,120	2,120
2015	2,023	2,023
2016	985	985
2017	545	545
After 2017	4,919	4,574

	$12,404	$12,059

As of December 31, 2012, a substantial portion of the Company’s assets, principally aircraft, spare engines, aircraft spare parts, route authorities and certain other intangible assets, were pledged under various loan and other agreements. As of December 31, 2012, UAL and United were in compliance with their respective debt covenants. Continued compliance depends on many factors, some of which are beyond the Company’s control, including the overall industry revenue environment and the level of fuel costs.

Revolving Credit Facility. The Company has a revolving credit facility (the “Revolving Credit Facility”) to borrow up to $500 million, all of which may be used for the issuance of letters of credit. The facility expires on January 30, 2015. As of December 31, 2012, the Company had all of its commitment capacity available under the Revolving Credit Facility. The Company pays a commitment fee equal to 0.5% per annum on the undrawn amount available under the Revolving Credit Facility. Borrowings under the Revolving Credit Facility bear interest at a floating rate, which, at the Company’s option, can be either a base rate or a London Interbank Offered Rate (“LIBOR”) rate, plus an applicable margin of 3.25% in the case of base rate loans and 4.25% in the case of LIBOR loans at the Company’s current corporate credit ratings.

The Company’s other significant financing agreements are summarized below:

UAL

6% Senior Convertible Notes. The 6% Senior Convertible Notes due 2029 (the “UAL 6% Senior Convertible Notes”) may be converted by holders into shares of UAL’s common stock at a conversion price of approximately $8.69 per share. UAL does not have the option to pay the conversion price in cash upon a noteholder’s conversion; however, UAL may redeem for cash all or part of the UAL 6% Senior Convertible Notes on or after October 15, 2014. In addition, holders of the UAL 6% Senior Convertible Notes have the right to require UAL to repurchase all or a portion of their notes on each of October 15, 2014, October 15, 2019 and October 15, 2024 or if certain changes of control of UAL occur, payable by UAL in cash, shares of UAL common stock or a combination thereof, at UAL’s option.

United

The 4.5% Senior Limited Subordination Convertible Notes due 2021 (the “4.5% Notes”) and the New PBGC Notes (as defined and described below under New PBGC Notes), which were issued by UAL, have been pushed down to United and are reflected as debt of United. The obligations of UAL under each of these notes, and the indentures under which these notes were issued are unconditionally guaranteed by United.

4.5% Notes. The 4.5% Notes may be converted by holders into shares of UAL’s common stock at a conversion price of approximately $32.64 per share. The Company has the option to pay the conversion price in cash, shares of UAL common stock or a combination thereof upon a noteholder’s conversion. In June 2011, the Company repurchased at par value approximately $570 million of the $726 million outstanding principal amount of its 4.5% Notes due 2021 with cash after the notes were put to the Company by the noteholders. The remaining holders of the 4.5% Notes have the option to require the Company to repurchase all or a portion of their notes on June 30, 2016 or if certain changes of control of the Company occur, payable by the Company in cash, shares of UAL common stock or a combination thereof, at the Company’s option. All or a portion of the 4.5% Notes are callable, at the Company’s option, at any time at par, plus accrued and unpaid interest, and can be redeemed with cash, shares of UAL common stock or a combination thereof except that the Company may elect to pay the redemption price in shares of UAL common stock only if the closing price of UAL common stock has not been less than 125% of the conversion price for the 60 consecutive trading days immediately prior to the redemption date.

New PBGC Notes. On December 31, 2012, UAL and United Air Lines, Inc. entered into an agreement with the PBGC that reduced the aggregate amount of 8% Contingent Senior Notes to be issued by UAL, and eliminated the contingent nature of such obligation by replacing the $188 million principal amount of 8% Contingent Senior Notes incurred as of December 31, 2012 and the obligation to issue any additional 8% Contingent Senior Notes with $400 million principal amount of new 8% Notes due 2024 (the “New 8% Notes”). In addition, UAL agreed to replace the $652 million principal amount outstanding of 6% Senior Notes due 2031 with $326 million principal amount of new 6% Notes due 2026 and $326 million principal amount of 6% Notes due 2028 (collectively, the “New 6% Notes” and together with the New 8% Notes, the “New PBGC Notes”). The Company did not receive any cash proceeds in connection with the issuance of the New PBGC Notes. The Company is accounting for this agreement as a debt extinguishment, resulting in a charge of $309 million that represents the fair value of $212 million of New 8% Notes that it agreed to issue and the change in the fair value of the New 6% Notes and the $188 million of New 8% Notes versus their previous carrying values. The Company classified the expense as a component of special charges because the note restructuring would not have occurred if it were not for the Merger.

The Company recorded a liability during 2011 in connection with issuing $125 million principal amount of the 8% Contingent Senior Notes at their fair value of $88 million as a component of integration costs. In addition, at June 30, 2012, the Company recorded a liability of $48 million during the second quarter for the fair value of the obligation to issue a tranche of an additional $62.5 million of the 8% Contingent Senior Notes.

Amended Credit Facility. The Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2007 (the “Amended Credit Facility”) consists of a term loan which had a balance of $1.2 billion as of December 31, 2012. The term loan matures on February 1, 2014.

Borrowings under the Amended Credit Facility bear interest at a floating rate, which, at the Company’s option, can be either a base rate or a LIBOR rate, plus an applicable margin of 1.0% in the case of base rate loans and 2.0% in the case of LIBOR loans. The term loan requires regularly scheduled semiannual payments of principal equal to $9 million. The Company may prepay all or a portion of the loan from time to time, at par plus accrued and unpaid interest.

As of December 31, 2012, United had cash collateralized $77 million of letters of credit, most of which had previously been issued under the Amended Credit Facility. United also had $367 million of performance bonds and letters of credit relating to various real estate, customs and aircraft financing obligations at December 31, 2012. Most of the letters of credit have evergreen clauses and are expected to be renewed on an annual basis and the performance bonds have expiration dates through 2016.

Senior Secured Notes. On February 1, 2013, United redeemed all of the $400 million aggregate principal amount of its 9.875% Senior Secured Notes due 2013 and $200 million aggregate principal amount of 12.0% Senior Second Lien Notes due 2013.

EETCs. United has $5.9 billion principal amount of equipment notes outstanding issued under EETC financings included in notes payable in the table of outstanding debt above. Generally, the structure of all of these EETC financings consist of pass-through trusts created by United to issue pass-through certificates. The pass-through certificates represent fractional undivided interests in the respective pass-through trusts and are not obligations of United. The proceeds of the issuance of the pass-through certificates are used to purchase equipment notes which are issued by United and secured by its aircraft. The payment obligations under the equipment notes are those of United. Proceeds received from the sale of pass-through certificates are initially held by a depository in escrow for the benefit of the certificate holders until United issues equipment notes to the trust, which purchases such notes with a portion of the escrowed funds. These escrowed funds are not guaranteed by United and are not reported as debt on our consolidated balance sheet because the proceeds held by the depositary are not United’s assets.

In March 2012, United created two pass-through trusts that issued an aggregate principal amount of $892 million of pass-through certificates. United received all $892 million in proceeds raised by the pass-through trusts as of December 31, 2012, in exchange for United’s issuance of an equivalent principal amount of equipment notes, which has been recorded as debt. The proceeds were used to fund the acquisition of new aircraft, and in the case of currently owned aircraft, for general corporate purposes.

In October 2012, United created two pass-through trusts, one of which issued $712 million aggregate principal amount of Class A pass-through certificates with a stated interest rate of 4% and the second of which issued $132 million aggregate principal amount of Class B pass-through certificates with a stated interest rate of 5.5%. The proceeds of the issuance of the Class A and Class B pass-through certificates, which amounted to $844 million, are used to purchase equipment notes issued by United. Of the $844 million in proceeds raised by the pass-through trusts, United received $293 million as of December 31, 2012. United expects to receive the remaining proceeds from the issuance during the first seven months of 2013 as aircraft are delivered to the Company and United issues equipment notes to the trusts. The Company records the debt obligation upon issuance of the equipment notes rather than upon the initial issuance of the pass-through certificates. The proceeds have been and are expected to be used to fund the acquisition of new aircraft.

In December 2012, United created one pass-through trust which issued $425 million aggregate principal amount of Class C pass-through certificates with a stated interest rate of 6.125%. The proceeds of the issuance of the Class C pass-through certificates are used to purchase equipment notes issued by United related to the aircraft financed in both the March and October 2012 EETC financings. Of the $425 million in proceeds raised by the pass-through trusts, United received $278 million as of December 31, 2012. United expects to receive the remaining proceeds from the issuance during the first seven months of 2013 as aircraft are delivered to the Company and United issues equipment notes to the trusts. The Company records the debt obligation upon issuance of the equipment notes rather than upon the initial issuance of the pass-through certificates. See Note 16 for additional information related to EETCs.

EETCs Secured by Spare Parts Inventory. United has two series of notes totaling $304 million due June 2, 2013, which bear interest at LIBOR plus a margin (0.35% in the case of one series of notes and 3.125% in the case of the other series of notes) that are secured by the majority of its spare parts inventory.

6.75% Notes. In August 2010, United issued $800 million aggregate principal amount of 6.75% Senior Secured Notes due 2015 (the “Senior Notes”). United may redeem all or a portion of the Senior Notes at any time on or after September 15, 2012 at specified redemption prices. If United sells certain of its assets or if it experiences specific kinds of a change in control, United will be required to offer to repurchase the notes. United’s obligations under the notes are unconditionally guaranteed by certain of its subsidiaries.

Convertible Debt Securities

Following the Merger, Continental and the trustees for the 4.5% Convertible Notes due 2015 (the “4.5% Convertible Notes”), 5% Convertible Notes due 2023 (the “5% Convertible Notes”) and 6% Convertible Junior Subordinated Debentures due 2030 (the “6% Convertible Debentures”) entered into supplemental indenture agreements to make United’s convertible debt, which was previously convertible into shares of Continental common stock, convertible into shares of UAL common stock. For purposes of the United separate-entity reporting, as a result of this debt, which is now United debt, becoming convertible into the stock of a non-consolidated entity, the embedded conversion options in United’s convertible debt are required to be separated and accounted for as though they are free-standing derivatives. As a result, the carrying value of United’s debt, net of current maturities, on a separate-entity reporting basis as of December 31, 2012 and December 31, 2011 was $10 billion and $10 billion, respectively, which is $57 million and $64 million, respectively, lower than the consolidated UAL carrying values on those dates.

In addition, UAL’s contractual commitment to provide common stock to satisfy United’s obligation upon conversion of the debt is an embedded call option on UAL common stock that is also required to be separated and accounted for as though it is a free-standing derivative. The fair value of the indenture derivatives on a separate-entity reporting basis as of December 31, 2012 and December 31, 2011 was an asset of $268 million and $193 million, respectively. The fair value of the embedded conversion options as of December 31, 2012 and December 31, 2011, was a liability of $128 million and $95 million, respectively. The initial contribution of the indenture derivatives to United by UAL is accounted for as additional-paid-in-capital in United’s separate-entity financial statements. Changes in fair value of both the indenture derivatives and the embedded conversion options subsequent to October 1, 2010 are recognized currently in nonoperating income (expense).

4.5% Convertible Notes. The 4.5% Convertible Notes may be converted by holders into shares of UAL common stock at a conversion price of approximately $18.93 per share. The Company does not have the option to pay the conversion price in cash; however, holders of the notes may require the Company to repurchase all or a portion of the notes for cash at par plus any accrued and unpaid interest if certain changes in control of the Company occur.

6% Convertible Junior Subordinated Debentures. Continental Airlines Finance Trust II, a Delaware statutory business trust (the “Trust”) of which United owns all the common trust securities, has outstanding five million 6% convertible preferred securities, called Term Income Deferrable Equity Securities (the “TIDES”). The TIDES have a liquidation value of $50 per preferred security and are convertible at any time at the option of the holder into shares of UAL common stock at a conversion rate of $57.14 per share of common stock (equivalent to approximately 0.875 of a share of UAL common stock for each preferred security). Distributions on the preferred securities are payable by the Trust at an annual rate of 6% of the liquidation value of $50 per preferred security.

The sole assets of the Trust are 6% Convertible Debentures with an aggregate principal amount of $248 million as of December 31, 2012 mature on November 15, 2030. The 6% Convertible Debentures are redeemable, in whole or in part, on or after November 20, 2003 at designated redemption prices. If we redeem the 6% Convertible Debentures, the Trust must redeem the TIDES on a pro rata basis having an aggregate liquidation value equal to the aggregate principal amount of the 6% Convertible Debentures redeemed. Otherwise, the TIDES will be redeemed upon maturity of the 6% Convertible Debentures, unless previously converted.

Taking into consideration the obligations under (i) the preferred securities guarantee relating to the TIDES, (ii) the indenture relating to the 6% Convertible Debentures to pay all debt and obligations and all costs and expenses of the Trust (other than U.S. withholding taxes) and (iii) the indenture, the declaration of trust relating to the TIDES and the 6% Convertible Debentures, United has fully and unconditionally guaranteed payment of (i) the distributions on the TIDES, (ii) the amount payable upon redemption of the TIDES and (iii) the liquidation amount of the TIDES.

The Trust is a subsidiary of United, and the TIDES are mandatorily redeemable preferred securities with a liquidation value of $248 million. The Trust is a variable interest entity (“VIE”) because the Company has a limited ability to make decisions about its activities. However, the Company is not the primary beneficiary of the Trust. Therefore, the Trust and the mandatorily redeemable preferred securities issued by the Trust are not reported in the Company’s balance sheets. Instead, the Company reports its 6% convertible junior subordinated debentures held by the Trust as long-term debt and interest on these debentures is recorded as interest expense for all periods presented in the accompanying financial statements.

The Company’s debt and associated collateral and cross default provisions are summarized in the tables below:

Summary of Collateral, Covenants and Cross Default Provisions

Debt Instrument	Collateral, Covenants and Cross Default Provisions
Revolving Credit Facility	Secured by take-off and landing slots at Newark Liberty, LaGuardia and Washington Reagan and certain of their other assets. The facility requires the Company to maintain at least $3.0 billion of unrestricted liquidity at all times, which includes unrestricted cash, short-term investments and any undrawn amounts under any revolving credit facility and to maintain a minimum ratio of appraised value of collateral to the outstanding obligations under the Revolving Credit Facility of 1.67 to 1.0 at all times. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company.
Amended Credit Facility

Secured by certain of the Company’s international route authorities, international slots and related gate interests and associated rights. The international routes include the Pacific (including China and Hong Kong, but excluding Japan) and London Heathrow routes.

The Amended Credit Facility contains covenants, that among other things, restrict the ability of the Company and the guarantors under the facility to sell assets, incur additional indebtedness, make investments, pay dividends on or repurchase stock, or merge with other companies. The Company must also maintain a specified minimum 1.5 to 1.0 ratio of EBITDAR to the sum of the following fixed charges for all applicable periods: (a) cash interest expense and (b) cash aircraft operating rental expense. The Amended Credit Facility also requires compliance with the following financial covenants: (i) a minimum unrestricted cash balance of $1.0 billion at all times, and (ii) a minimum collateral ratio. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company and the guarantors under the facility.

PBGC Notes

The amended and restated indenture for these notes, which are unsecured, contains covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and pay dividends on or repurchase stock.

These covenants cease to be in effect when the indenture covering the Senior Notes is discharged. However, if the Company at that time or thereafter has a series of public debt securities with a principal amount of $300 million or more that has the benefit of covenants that are substantially similar to those contained in the indenture for the New PBGC Notes, then subject to certain conditions and upon written request of the PBGC to the Company, the Company will use commercially reasonable efforts to amend the indenture for the New PBGC Notes to include such covenants.

EETCs Secured by Spare Parts Inventory	The Company has a collateral maintenance agreement requiring it, among other things, to maintain a loan-to-collateral value ratio of not greater than 45% with respect to the senior series of equipment notes and a loan-to-collateral value ratio of not greater than 75% with respect to both series of notes combined. The Company must also maintain a certain level of rotable components within the spare parts collateral pool.
Senior Notes

Secured by certain of the Company’s U.S.-Asia and U.S.-London Heathrow routes and related assets, all of the outstanding common stock and other assets of the guarantor subsidiaries and substantially all of the other assets of the guarantors, including route authorities and related assets.

The indenture for the Senior Notes includes covenants that, among other things, restrict the Company’s ability to sell assets, incur additional indebtedness, issue preferred stock, make investments or pay dividends. In addition, if the Company fails to maintain a collateral coverage ratio of 1.5 to 1.0, we must pay additional interest on notes at the rate of 2% per annum until the collateral coverage ratio equals at least 1.5 to 1.0. The indenture for the Senior Notes also includes events of default customary for similar financings and a cross default provision if the Company fails to make payment when due with respect to certain obligations regarding frequent flyer miles purchased by Chase under United’s Co-Brand Agreement.

Leases And Capacity Purchase Agreements	12 Months Ended
Dec. 31, 2012
Leases And Capacity Purchase Agreements

NOTE 15—LEASES AND CAPACITY PURCHASE AGREEMENTS

United leases aircraft, airport passenger terminal space, aircraft hangars and related maintenance facilities, cargo terminals, other airport facilities, other commercial real estate, office and computer equipment and vehicles.

At December 31, 2012, United’s scheduled future minimum lease payments under operating leases having initial or remaining noncancelable lease terms of more than one year, aircraft leases, including aircraft rent under capacity purchase agreements and capital leases (substantially all of which are for aircraft) were as follows (in millions):

	Capital Leases (a)	Facility and Other Operating Leases	Aircraft Operating Leases (b)
2013	$214	$1,108	$1,543
2014	197	955	1,466
2015	177	816	1,198
2016	164	744	960
2017	120	696	861
After 2017	582	5,376	1,491

Minimum lease payments	$1,454	$9,695	$7,519

Imputed interest	(540)

Present value of minimum lease payments	914
Current portion	(122)

Long-term obligations under capital leases	$792

(a)	As of December 31, 2012, United’s aircraft capital lease minimum payments relate to leases of 49 mainline and 38 regional aircraft as well as to leases of nonaircraft assets. Imputed interest rate ranges are 3.3% to 20%.
(b)	The operating lease payments presented above include future payments of $130 million related to nonoperating aircraft as of December 31, 2012. United has 25 nonoperating aircraft subject to leases.

Aircraft operating leases have initial terms of one to twenty-six years, with expiration dates ranging from 2013 through 2024. Under the terms of most leases, United has the right to purchase the aircraft at the end of the lease term, in some cases at fair market value, and in others, at fair market value or a percentage of cost. United has facility operating leases that extend to 2032.

United is the lessee of real property under long-term operating leases at a number of airports where we are also the guarantor of approximately $1.7 billion of underlying debt and interest thereon as of December 31, 2012. These leases are typically with municipalities or other governmental entities, which are excluded from the consolidation requirements concerning VIEs. To the extent United’s leases and related guarantees are with a separate legal entity other than a governmental entity, United is not the primary beneficiary because the lease terms are consistent with market terms at the inception of the lease and the lease does not include a residual value guarantee, fixed-price purchase option, or similar feature.

United’s nonaircraft rent expense for the years ended December 31 2012, 2011, and 2010 were $1.3 billion, $1.3 billion, and $839 million, respectively.

In addition to nonaircraft rent and aircraft rent, which is separately presented in the consolidated statements of operations, United had aircraft rent related to regional aircraft operating leases, which is included as part of regional capacity purchase expense in United’s consolidated statement of operations, of $463 million, $498 million and $411 million for the years ended December 31, 2012, 2011 and 2010, respectively.

In connection with UAL Corporation’s and United Air Lines, Inc.’s fresh-start reporting requirements upon their exit from Chapter 11 bankruptcy protection in 2006 and the Company’s acquisition accounting adjustments related to the Merger, lease valuation adjustments for operating leases were initially recorded in the consolidated balance sheet, representing the net present value of the differences between contractual lease rates and the fair market lease rates for similar leased assets at the time. An asset (liability) results when the contractual lease rates are more (less) favorable than market lease terms at the valuation date. The lease valuation adjustment is amortized on a straight-line basis as an increase (decrease) to rent expense over the individual applicable remaining lease terms, resulting in recognition of rent expense as if United had entered into the leases at market rates. The related remaining lease terms are one to 12 years for United. The lease valuation adjustments are classified within other noncurrent assets and other noncurrent liabilities, respectively, and are as follows as of December 31 (in millions):

Net deferred asset balance at December 31, 2010	$108
Less: amortization for the year ended December 31, 2011	(14)

Net deferred asset balance at December 31, 2011	94
Less: amortization for the year ended December 31, 2012	(12)

Net deferred asset balance at December 31, 2012	$82

Net deferred liability balance at December 31, 2010	$(1,374)
Less: accretion for the year ended December 31, 2011	241

Net deferred liability balance at December 31, 2011	(1,133)
Less: accretion for the year ended December 31, 2012	252

Net deferred liability balance at December 31, 2012	$(881)

Regional Capacity Purchase Agreements

United has capacity purchase agreements (“CPAs”) with certain regional carriers. We purchase all of the capacity from the flights covered by the CPA at a negotiated price. We pay the regional carrier a pre-determined rate, subject to annual inflation adjustments, for each block hour flown (the hours from gate departure to gate arrival) and to reimburse the regional carrier for various pass-through expenses related to the flights. Under the CPAs, we are responsible for the cost of providing fuel for all flights and for paying aircraft rent for all of the aircraft covered by the CPAs. Generally, the CPAs contain incentive bonus and rebate provisions based upon each regional carrier’s operational performance. United’s CPAs are for 551 regional aircraft, and the CPAs have terms expiring through 2024. Aircraft operated under CPAs include aircraft leased directly from the regional carriers and those leased from third-party lessors and operated by the regional carriers.

Our future commitments under our CPAs are dependent on numerous variables, and are therefore difficult to predict. The most important of these variables is the number of scheduled block hours. Although we are not required to purchase a minimum number of block hours under certain of our CPAs, we have set forth below estimates of our future payments under the CPAs based on our assumptions. United’s estimates of its future payments under all of the CPAs do not include the portion of the underlying obligation for any aircraft leased to ExpressJet or deemed to be leased from other regional carriers and facility rent that are disclosed as part of aircraft and nonaircraft operating leases. For purposes of calculating these estimates, we have assumed (1) the number of block hours flown is based on our anticipated level of flight activity or at any contractual minimum utilization levels if applicable, whichever is higher, (2) that we will reduce the fleet as rapidly as contractually allowed under each CPA, (3) that aircraft utilization, stage length and load factors will remain constant, (4) that each carrier’s operational performance will remain at historic levels and (5) that inflation is projected to be between 1.5% and 2.2% per year. These amounts exclude variable pass-through costs such as fuel and landing fees, among others. Based on these assumptions as of December 31, 2012, our future payments through the end of the terms of our CPAs are presented in the table below (in millions):

2013	$1,801
2014	1,604
2015	1,422
2016	1,187
2017	1,159
After 2017	2,376

$9,549

It is important to note that the actual amounts we pay to our regional operators under CPAs could differ materially from these estimates. For example, a 10% increase or decrease in scheduled block hours for all of United’s regional operators (whether as a result of changes in average daily utilization or otherwise) in 2013 would result in a corresponding change in annual cash obligations under the CPAs of approximately $148 million (8.2%).

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Variable Interest Entities

NOTE 16—VARIABLE INTEREST ENTITIES

Variable interests are contractual, ownership or other monetary interests in an entity that change with fluctuations in the fair value of the entity’s net assets exclusive of variable interests. A VIE can arise from items such as lease agreements, loan arrangements, guarantees or service contracts. An entity is a VIE if (a) the entity lacks sufficient equity or (b) the entity’s equity holders lack power or the obligation and right as equity holders to absorb the entity’s expected losses or to receive its expected residual returns. Therefore, if the equity owners as a group do not have the power to direct the entity’s activities that most significantly impact its economic performance, the entity is a VIE.

If an entity is determined to be a VIE, the entity must be consolidated by the primary beneficiary. The primary beneficiary is the holder of the variable interests that has the power to direct the activities of a VIE that (i) most significantly impact the VIE’s economic performance and (ii) has the obligation to absorb losses of or the right to receive benefits from the VIE that could potentially be significant to the VIE. Therefore, the Company must identify which activities most significantly impact the VIE’s economic performance and determine whether it, or another party, has the power to direct those activities.

The Company’s evaluation of its association with VIEs is described below:

Aircraft Leases. We are the lessee in a number of operating leases covering the majority of our leased aircraft. The lessors are trusts established specifically to purchase, finance and lease aircraft to us. These leasing entities meet the criteria for VIEs. We are generally not the primary beneficiary of the leasing entities if the lease terms are consistent with market terms at the inception of the lease and do not include a residual value guarantee, fixed-price purchase option or similar feature that obligates us to absorb decreases in value or entitles us to participate in increases in the value of the aircraft. This is the case for many of our operating leases; however, leases of approximately 84 mainline jet aircraft contain a fixed-price purchase option that allow United to purchase the aircraft at predetermined prices on specified dates during the lease term. Additionally, leases covering approximately 256 leased regional jet aircraft contain an option to purchase the aircraft at the end of the lease term at prices that, depending on market conditions, could be below fair value. United has not consolidated the related trusts because, even taking into consideration these purchase options, United is still not the primary beneficiary. United’s maximum exposure under these leases is the remaining lease payments, which are reflected in future lease commitments in Note 15.

EETCs. United evaluated whether the pass-through trusts formed for its EETC financings, treated as either debt or aircraft operating leases, are VIEs required to be consolidated by United under applicable accounting guidance, and determined that the pass-through trusts are VIEs. Based on United’s analysis as described below, United determined that it does not have a variable interest in the pass-through trusts.

The primary risk of the pass-through trusts is credit risk (i.e. the risk that United, the issuer of the equipment notes, may be unable to make its principal and interest payments). The primary purpose of the pass-through trust structure is to enhance the credit worthiness of United’s debt obligation through certain bankruptcy protection provisions, a liquidity facility (in certain of the EETC structures) and improved loan-to-value ratios for more senior debt classes. These credit enhancements lower United’s total borrowing cost. Pass-through trusts are established to receive principal and interest payments on the equipment notes purchased by the pass-through trusts from United and remit these proceeds to the pass-through trusts’ certificate holders.

United does not invest in or obtain a financial interest in the pass-through trusts. Rather, United has an obligation to make interest and principal payments on its equipment notes held by the pass-through trusts. United did not intend to have any voting or non-voting equity interest in the pass-through trusts or to absorb variability from the pass-through trusts. Based on this analysis, the Company determined that it is not required to consolidate the pass-through trusts.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

NOTE 17—COMMITMENTS AND CONTINGENCIES

General Guarantees and Indemnifications. In the normal course of business, the Company enters into numerous real estate leasing and aircraft financing arrangements that have various guarantees included in the contracts. These guarantees are primarily in the form of indemnities under which the Company typically indemnifies the lessors and any tax/financing parties against tort liabilities that arise out of the use, occupancy, operation or maintenance of the leased premises or financed aircraft. Currently, the Company believes that any future payments required under these guarantees or indemnities would be immaterial, as most tort liabilities and related indemnities are covered by insurance (subject to deductibles). Additionally, certain leased premises such as fueling stations or storage facilities include indemnities of such parties for any environmental liability that may arise out of or relate to the use of the leased premises.

Legal and Environmental. The Company has certain contingencies resulting from litigation and claims incident to the ordinary course of business. Management believes, after considering a number of factors, including (but not limited to) the information currently available, the views of legal counsel, the nature of contingencies to which the Company is subject and prior experience, that the ultimate disposition of the litigation and claims will not materially affect the Company’s consolidated financial position or results of operations. The Company records liabilities for legal and environmental claims when a loss is probable and reasonably estimable. These amounts are recorded based on the Company’s assessments of the likelihood of their eventual disposition.

Commitments. UAL Aircraft Commitments. UAL had firm commitments to purchase 100 Boeing 737 MAX 9 aircraft scheduled for delivery from 2018 through 2022. UAL also had options to purchase an additional 100 Boeing 737 MAX 9 aircraft. UAL had the right, and intends in the future, to assign its interest under the purchase agreement for the 737 MAX 9 aircraft to United.

United Aircraft Commitments. United had firm commitments to purchase 147 new aircraft (49 Boeing 787 aircraft, 73 Boeing 737 aircraft and 25 Airbus A350XWB aircraft) scheduled for delivery from January 1, 2013 through 2020. United also had options to purchase 74 Boeing aircraft and purchase rights for additional aircraft. In 2013, United expects to take delivery of 24 Boeing 737-900ER aircraft and two Boeing 787-8 aircraft.

The table below summarizes United’s commitments as of December 31, 2012 (including those intended to be assigned from UAL), which primarily relate to the acquisition of aircraft and related spare engines, aircraft improvements and include other commitments primarily to acquire information technology services and assets for the years ended December 31 (in billions):

2013	$1.8
2014	1.5
2015	2.0
2016	3.0
2017	2.5
After 2017	7.1

$17.9

As of December 31, 2012, United had arranged for EETC financing of 14 Boeing 737-900ER aircraft and one Boeing 787-8 aircraft scheduled for delivery through July 2013. In addition, United had secured backstop financing commitments from its widebody aircraft and engine manufacturers for a limited number of its future aircraft deliveries, subject to certain customary conditions. See Note 14 in this Exhibit 99.3 of this Current Report on Form 8-K for additional information. However, the Company does not have backstop financing or any other financing currently in place for its firm narrowbody aircraft orders or its other aircraft orders with Boeing. Financing will be necessary to satisfy the Company’s capital commitments for its firm order aircraft and other related capital expenditures. The Company can provide no assurance that any financing not already in place for aircraft and spare engine deliveries will be available to the Company on acceptable terms when necessary or at all.

The Company has concluded its discussions with Boeing regarding delays in delivery of certain Boeing 787 aircraft, and have reached a resolution with Boeing regarding compensation to be received in connection with those delays.

Credit Card Processing Agreements

United has agreements with financial institutions that process customer credit card transactions for the sale of air travel and other services. Under certain of United’s credit card processing agreements, the financial institutions either require, or under certain circumstances have the right to require, that United maintains a reserve equal to a portion of advance ticket sales that has been processed by that financial institution, but for which United has not yet provided the air transportation. Such financial institutions may require additional cash or other collateral reserves to be established or additional withholding of payments related to receivables collected if United does not maintain certain minimum levels of unrestricted cash, cash equivalents and short term investments. United’s current level of unrestricted cash, cash equivalents and short term investments is substantially in excess of these minimum levels.

Guarantees and Off-Balance Sheet Financing

Fuel Consortia. United participates in numerous fuel consortia with other air carriers at major airports to reduce the costs of fuel distribution and storage. Interline agreements govern the rights and responsibilities of the consortia members and provide for the allocation of the overall costs to operate the consortia based on usage. The consortia (and in limited cases, the participating carriers) have entered into long-term agreements to lease certain airport fuel storage and distribution facilities that are typically financed through tax-exempt bonds (either special facilities lease revenue bonds or general airport revenue bonds), issued by various local municipalities. In general, each consortium lease agreement requires the consortium to make lease payments in amounts sufficient to pay the maturing principal and interest payments on the bonds. As of December 31, 2012, approximately $1.3 billion principal amount of such bonds were secured by significant fuel facility leases in which United participates, as to which United and each of the signatory airlines has provided indirect guarantees of the debt. As of December 31, 2012, the Company’s contingent exposure was approximately $259 million principal amount of such bonds based on its recent consortia participation. The Company’s contingent exposure could increase if the participation of other air carriers decreases. The guarantees will expire when the tax-exempt bonds are paid in full, which ranges from 2014 to 2041. The Company did not record a liability at the time these indirect guarantees were made.

Guarantees. United is the guarantor of approximately $1.9 billion, in aggregate principal amount of tax-exempt special facilities revenue bonds and interest thereon. These bonds, issued by various airport municipalities, are payable solely from rentals paid under long-term agreements with the respective governing bodies. The leasing arrangements associated with $1.7 billion of these obligations are accounted for as operating leases with the associated expense recorded on a straight-line basis resulting in ratable accrual of the lease obligation over the expected lease term. These tax-exempt special facilities revenue bonds are included in our lease commitments disclosed in Note 15. The leasing arrangements associated with $190 million of these obligations are accounted for as capital leases. All these bonds are due between 2015 and 2038.

In United’s financing transactions that include loans, United typically agrees to reimburse lenders for any reduced returns with respect to the loans due to any change in capital requirements and, in the case of loans in which the interest rate is based on the London Interbank Offered Rate (“LIBOR”), for certain other increased costs that the lenders incur in carrying these loans as a result of any change in law, subject in most cases to obligations of the lenders to take certain limited steps to mitigate the requirement for, or the amount of, such increased costs. At December 31, 2012, the Company had $2.6 billion of floating rate debt and $347 million of fixed rate debt, with remaining terms of up to ten years, that are subject to these increased cost provisions. In several financing transactions involving loans or leases from non-U.S. entities, with remaining terms of up to nine years and an aggregate balance of $2.8 billion, the Company bears the risk of any change in tax laws that would subject loan or lease payments thereunder to non-U.S. entities to withholding taxes, subject to customary exclusions.

Houston Bush Terminal B Redevelopment Project. In May 2011, United, in partnership with the Houston Airport System, announced that it would begin construction of the first phase of a potential three-phase $1 billion terminal improvement project for Terminal B at George Bush Intercontinental Airport (“Houston Bush”) by the end of 2011. In November 2011, the City of Houston issued approximately $113 million of special facilities revenue bonds to finance the construction of a new south concourse at Houston Bush dedicated to United’s regional jet operations. The bonds are guaranteed by United and are payable from certain rentals paid by United under a special facilities lease agreement with the City of Houston. The initial commitment is to construct the first phase of the originally anticipated three-phase project. The cost of construction of phase one of the project is currently estimated to be approximately $100 million and is funded by special facilities revenue bonds. Construction of the remaining phases of the project, if any, will be based on demand over the next seven to 10 years, with phase one currently expected to be completed in late 2013.

Based on a qualitative assessment of the Houston Bush Terminal B Redevelopment Project, due to the fact that United is guaranteeing the special facilities revenue bonds and the requirement that United fund cost overruns with no stated limits, United is considered the owner of the property during the construction period for accounting purposes. As a result, the construction project is being treated as a financing transaction such that the property and related financing will be included on the Company’s consolidated balance sheet as an asset under operating property and equipment and as a construction obligation under other long-term liabilities.

Labor Negotiations.

As of December 31, 2012, United, including its subsidiaries, had approximately 88,000 employees. Approximately 80% of United’s employees were represented by various U.S. labor organizations as of December 31, 2012.

During 2012, various labor agreements were reached between union representatives and United. On December 15, 2012, the pilots, represented by the Air Line Pilots Association, International ratified a joint collective bargaining agreement with United. In February 2013, United reached tentative agreements on new joint collective bargaining agreements with the International Association of Machinists (“IAM”) for the fleet service, passenger service and storekeeper workgroups. The tentative agreements with the IAM cover more than 28,000 employees and are subject to ratification by the IAM members. We are also currently in the process of negotiating joint collective bargaining agreements with all of our other major represented groups. Several other collective bargaining agreements were reached with unions during 2012, including various flight attendants in February 2012 and August 2012, the aircraft technicians in May 2012 and the pilot ground instructors in June 2012.

Statement Of Consolidated Cash Flows-Supplemental Disclosures	12 Months Ended
Dec. 31, 2012
Statement Of Consolidated Cash Flows-Supplemental Disclosures

NOTE 18—STATEMENT OF CONSOLIDATED CASH FLOWS—SUPPLEMENTAL DISCLOSURES

Supplemental disclosures of cash flow information and non-cash investing and financing activities for the years ended December 31, are as follows (in millions):

	UAL	United
2012
Cash paid during the period for:
Interest (net of amounts capitalized)	$766	$766
Income taxes	2	4
Non-cash transactions:
Property and equipment acquired through issuance of debt	544	544
8% Contingent Senior Unsecured Notes and 6% Senior Notes, net of discount	357	357
Special facility payment financing	101	101
Airport construction financing	50	50
2011
Cash paid during the period for:
Interest (net of amounts capitalized)	$855	$855
Income taxes	10	2
Non-cash transactions:
Property and equipment acquired through issuance of debt	$130	$130
8% Contingent Senior Unsecured Notes, net of discount	88	88
Interest paid in kind on 6% Senior Notes	37	37
2010
Cash paid (refunded) during the period for:
Interest (net of amounts capitalized)	$600	$600
Income taxes	(16)	(16)
Non-cash transactions:
Redemption of Continental’s 5% Convertible Notes with UAL common stock	$175	$175
Property and equipment acquired through issuance of debt and capital leases	98	98
Restricted cash collateral returned on derivative contracts	(45)	(45)
Interest paid in kind on 6% Senior Notes	35	35

Advanced Purchase Of Miles	12 Months Ended
Dec. 31, 2012
Advanced Purchase Of Miles

NOTE 19—ADVANCED PURCHASE OF MILES

United previously sold frequent flyer miles to Chase which United recorded as Advanced Purchase of Miles. United has the right, but is not required, to repurchase the pre-purchased miles from Chase during the term of the agreement. The balance of pre-purchased miles is eligible to be allocated to MileagePlus members’ account by 2017. The Co-Brand Agreement contains termination penalties that may require United to make certain payments and repurchase outstanding pre-purchased miles in cases such as United’s insolvency, bankruptcy or other material breaches. The Company has recorded these amounts as advanced purchase of miles in the liabilities section of the Company’s consolidated balance sheets.

The obligations of UAL, United and Mileage Plus Holdings, LLC to Chase under the Co-Brand Agreement are joint and several. Certain of United’s obligations under the Co-Brand Agreement in an amount not more than $850 million are secured by a junior lien in all collateral pledged by United under its Amended Credit Facility. All of United’s obligations under the Co-Brand Agreement are secured by a junior lien in all collateral pledged by United to secure its Senior Notes due 2015. United also provides a first priority lien to Chase on its MileagePlus assets to secure certain of its obligations under the Co-Brand Agreement and its obligations under the new combined credit card processing agreement among United, Paymentech, LLC and JPMorgan Chase. After Continental’s OnePass Program termination in March 2012, certain of the OnePass Program assets were added as collateral to the Co-Brand Agreement. As a result of this termination, all OnePass related assets and liabilities were transferred from Continental to United Air Lines, Inc.

Merger and Integration-Related Costs and Special Items	12 Months Ended
Dec. 31, 2012
Merger and Integration-Related Costs and Special Items

NOTE 20—MERGER AND INTEGRATION-RELATED COSTS AND SPECIAL ITEMS

Special Revenue Item. As discussed in Note 2, during the second quarter of 2011, United modified the previously existing co-branded credit card agreements with Chase as a result of the Merger. This modification resulted in the following one-time adjustment to decrease frequent flyer deferred revenue and increase special revenue by $107 million in accordance with ASU 2009-13 for the year ended December 31, 2011.

For the years ended December 31, Merger and integration-related costs and special items classified as special charges in the statements of consolidated operations consisted of the following for the years ended December 31 (in millions):

2012
Integration-related costs	$739
Labor agreement costs	475
Voluntary severance and benefits	125
Intangible asset impairment	30
Gains on sale of assets and other special charges, net	(46)

Total	$1,323

2011
Integration-related costs	$517
Termination of maintenance service contract	58
Intangible asset impairment	4
Other	13

Total	$592

2010
Merger costs:
Merger-related costs	$144
Salary and severance-related	249
Integration-related costs	171

564
Aircraft impairments	136
Goodwill impairment credit	(64)
Intangible asset impairment	29
Other	4

Total	$669

Integration-related costs

Integration-related costs incurred during 2012 included compensation costs related to systems integration and training, costs to repaint aircraft and other branding activities, costs to write-off or accelerate depreciation on systems and facilities that are either no longer used or planned to be used for significantly shorter periods, as well as relocation costs for employees and severance primarily associated with administrative headcount reductions. In 2011, these costs also included costs to terminate certain service contracts, costs to write-off system assets, payments to third-party consultants assisting with integration planning and organization design and compensation costs related to the systems integration. In addition, the Company recorded a liability of $88 million related to the fair value of UAL’s obligation to issue to the PBGC $125 million aggregate principal amount of 8% Contingent Senior Notes during 2011. This was classified as an integration-related cost since the financial results of the Company, excluding Continental’s results, would not have resulted in a triggering event under the 8% Contingent Senior Notes indenture.

On December 31, 2012, UAL and United Air Lines, Inc. entered into an agreement with the PBGC that reduced the aggregate amount of 8% Contingent Senior Notes to be issued by UAL, and eliminated the contingent nature of such obligation by replacing the $188 million principal amount of 8% Contingent Senior Notes incurred as of December 31, 2012 and the obligation to issue any additional 8% Contingent Senior Notes with $400 million principal amount of New 8% Notes. In addition, UAL agreed to replace the $652 million principal amount outstanding of UAL’s 6% Senior Notes due 2031 with the New 6% Notes. The Company did not receive any cash proceeds in connection with the issuance of the New PBGC Notes. The Company is accounting for this agreement as a debt extinguishment, resulting in a charge of $309 million that represents the fair value of $212 million of New 8% Notes that it agreed to issue and the change in the fair value of the New 6% Notes and the $188 million of New 8% Notes versus their previous carrying values. The Company classified the expense as a component of special charges because the note restructuring would not have occurred if it were not for the Merger.

Labor agreement costs

In December 2012, the pilots represented by the Air Line Pilots Association, International ratified a new joint collective bargaining agreement with the Company. The Company recorded $475 million of expense associated with lump sum cash payments that would be made in conjunction with the ratification of the contract and the completion of the integrated pilot seniority list. This charge also includes $80 million associated with changes to existing pilot disability plans negotiated in connection with the agreement. The lump sum payments are not in lieu of future pay increases. The Company made cash payments of approximately $55 million in late 2012 and expects to pay the remainder by the end of 2013 relating to these charges.

Voluntary severance and benefits

During 2012, the Company recorded $125 million of severance and benefits associated with various voluntary retirement and leave of absence programs for its various employee groups. During the first quarter of 2012, approximately 400 mechanics offered to retire early in exchange for a cash severance payment that was based on the number of years of service each employee had accumulated. The expense for this voluntary program was approximately $32 million. The Company also offered a voluntary leave of absence program that approximately 1,800 flight attendants accepted, which allows for continued medical coverage during the leave of absence period. The expense for this voluntary program was approximately $17 million. During the second quarter of 2012, as part of the recently amended collective bargaining agreement with the Association of Flight Attendants, the Company offered a voluntary program for flight attendants to retire early in exchange for a cash severance payment. The payments are dependent on the number of years of service each employee has accumulated. Approximately 1,300 flight attendants accepted this program and the expense for this voluntary program is approximately $76 million.

Merger-related costs

Merger-related costs in 2010 include charges related to the planning and execution of the Merger, including costs for items such as financial advisor, legal and other advisory fees. Salary and severance related costs are primarily associated with administrative headcount reductions and compensation costs related to the Merger.

Intangible asset impairments

During 2012 and 2011, the Company recorded impairment charges of $30 million and $4 million, respectively, on certain intangible assets related to European take-off and landing slots to reflect the estimated fair value of these assets as part of its annual impairment test of indefinite-lived intangible assets.

During 2010, the U.S. and Brazilian governments reached an open skies aviation agreement that removed the restriction on the number of flights into Sao Paulo by October 2015. As a result of these changes, the Company recorded a $29 million non-cash charge to write-down its indefinite-lived route asset in Brazil. These impairments were based on estimated fair values, which were primarily developed using income methodologies, as described in Note 12.

Gains on sale of assets and other special charges

During 2012, the Company recorded net gains of $46 million related to gains and losses on the disposal of aircraft and related parts and other assets.

Aircraft impairments

The aircraft impairments summarized in the table above for 2010 relate to United’s nonoperating Boeing 737 and Boeing 747 aircraft which declined in value, as older, less fuel efficient models became less valuable with increasing fuel costs. The carrying values of these nonoperating aircraft were reduced to estimated fair values.

Goodwill impairment credit

During 2010, the Company determined that it overstated its deferred tax liabilities by approximately $64 million when it applied fresh start accounting upon UAL Corporation’s and United Air Lines, Inc.’s exit from Chapter 11 bankruptcy protection in 2006. Under applicable standards in 2008, this error would have been corrected with a decrease to goodwill, which would have resulted in a decrease in the amount of the Company’s 2008 goodwill impairment charge. Therefore, the Company corrected this overstatement in the fourth quarter of 2010 by reducing its deferred tax liabilities and recorded it as goodwill impairment credit in its consolidated statement of operations. The adjustment was not made to prior periods as the Company does not believe the correction was material to 2010 or any prior period.

Termination charges

During 2011, the Company recorded $58 million of charges related to the early termination of a maintenance service contract. During 2009, the Company incurred $104 million primarily for aircraft lease termination charges related to its operational plans to significantly reduce its operating fleet.

Accrual Activity

Activity related to the accruals for severance and medical costs and future lease payments on permanently grounded aircraft and unused facilities is as follows (in millions):

	Severance/ Medical Costs	Permanently Grounded Aircraft	Unused Facilities
Balance at December 31, 2009	$45	$83	$—
Liability assumed due to Merger, October 1, 2010	3	—	33
Accrual	155	(3)	—
Payments	(101)	(39)	(26)

Balance at December 31, 2010	102	41	7
Accrual	21	5	—
Payments	(68)	(15)	(3)

Balance at December 31, 2011	55	31	4
Accrual	170	(1)	(2)
Payments	(160)	(25)	(1)

Balance at December 31, 2012	$65	$5	$1

The Company’s accrual and payment activity in 2012 and 2011 is primarily related to severance and other compensation expense associated with voluntary employee programs and the Merger, respectively.

Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Selected Quarterly Financial Data (Unaudited)

NOTE 21—SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

UAL	Quarter Ended
(In millions, except per share amounts)	March 31	June 30	September 30	December 31
2012
Operating revenue	$8,602	$9,939	$9,909	$8,702
Income (loss) from operations	(271)	575	200	(465)
Net income (loss)	(448)	339	6	(620)
Basic earnings (loss) per share	(1.36)	1.02	0.02	(1.87)
Diluted earnings (loss) per share	(1.36)	0.89	0.02	(1.87)
2011
Operating revenue	$8,202	$9,809	$10,171	$8,928
Income from operations	34	808	935	45
Net income (loss)	(213)	538	653	(138)
Basic earnings (loss) per share	(0.65)	1.63	1.97	(0.42)
Diluted earnings (loss) per share	(0.65)	1.39	1.69	(0.42)

UAL’s quarterly financial data is subject to seasonal fluctuations and historically its second and third quarter financial results, which reflect higher travel demand, are better than its first and fourth quarter financial results. UAL’s quarterly results were impacted by the following significant items (in millions):

	Quarter Ended
	March 31	June 30	September 30	December 31
2012
Special charges (income):
Integration-related costs	$134	$137	$60	$408
Labor agreement costs	—	—	454	21
Voluntary severance and benefits	49	76	—	—
Intangible asset impairments	6	—	—	24
Gains on sale of assets and other special charges, net	(25)	(7)	—	(14)

Total special items	164	206	514	439

Income tax benefit	(2)	—	—	(9)

Total special items, net of tax	$162	$206	$514	$430

2011
Special charges (income):
Revenue—Co-brand Agreement modification (Note 2(c))	$—	$(107)	$—	$—
Integration-related costs	79	145	123	170
Termination of maintenance service contract	—	—	—	58
Aircraft-related charges (gains), net	(2)	1	(3)	(2)
Intangible asset impairment	—	—	—	4
Other special items	—	—	—	19

Total special items	77	39	120	249

Income tax benefit	—	—	—	(2)

Total special items, net of tax	$77	$39	$120	$247

See Note 20 for further discussion of these items.

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Schedule II Valuation and Qualifying Accounts

Schedule II

Valuation and Qualifying Accounts

For the Years Ended December 31, 2012, 2011 and 2010

Overview: United Continental Holdings, Inc. (together with its consolidated subsidiaries, “UAL” or the “Company”) is a holding company and its principal, wholly-owned subsidiary is United Airlines, Inc. (together with its consolidated subsidiaries, “United”). As UAL consolidates United for financial statement purposes, disclosures that relate to activities of United also apply to UAL, unless otherwise noted. United’s operating revenues and operating expenses comprise nearly 100% of UAL’s revenues and operating expenses. In addition, United comprises approximately the entire balance of UAL’s assets, liabilities and operating cash flows. When appropriate, UAL and United are named specifically for their individual contractual obligations and related disclosures and any significant differences between the operations and results of UAL and United are separately disclosed and explained. We sometimes use the words “we,” “our,” “us,” and the “Company” in this report for disclosures that relate to all of UAL and United.

On May 2, 2010, UAL Corporation, Continental Airlines, Inc. (together with its consolidated subsidiaries, “Continental”) and JT Merger Sub Inc., a wholly-owned subsidiary of UAL Corporation, entered into an Agreement and Plan of Merger (the “Merger agreement”). On October 1, 2010, JT Merger Sub Inc. merged with and into Continental, with Continental surviving as a wholly-owned subsidiary of UAL Corporation (the “Merger”). Upon closing of the Merger, UAL Corporation became the parent company of both United Air Lines, Inc. and Continental and UAL Corporation’s name was changed to United Continental Holdings, Inc. On March 31, 2013, the Company merged United Air Lines, Inc. into Continental to form one legal entity, and Continental was renamed United Airlines, Inc. The financial statements of United Air Lines, Inc. and Continental are now combined at their historical cost for all periods presented beginning on October 1, 2010, the date on which Continental became a wholly-owned subsidiary of UAL. There will no longer be a requirement to separately report the historical financial statements of Continental.

(In millions) Description	Balance at Beginning of Period	Assumed in Merger/Acquisition Accounting Adjustment	Additions Charged to Costs and Expenses	Deductions (a)	Balance at End of Period
Allowance for doubtful accounts—UAL:
2012	$7	$—	$12	$6	$13
2011	6	—	8	7	7
2010	14	—	4	12	6

Allowance for doubtful accounts—United:
2012	$7	$—	$12	$6	$13
2011	6	—	8	7	7
2010	19	(5)	4	12	6

Obsolescence allowance—spare parts—UAL:
2012	$89	$—	$40	$4	$125
2011	64	—	31	6	89
2010	61	—	215	212	64

Obsolescence allowance—spare parts—United:
2012	$89	$—	$40	$4	$125
2011	64	—	31	6	89
2010	182	(121)	215	212	64

Valuation allowance for deferred tax assets—UAL:
2012	$4,137	$—	$487	$21	$4,603
2011	4,171	—	333	367	4,137
2010	3,060	1,487	90	466	4,171

Valuation allowance for deferred tax assets—United:
2012	$4,048	$—	$661	$206	$4,503
2011	4,008	—	371	331	4,048
2010	3,339	1,125	32	488	4,008

(a)	Deduction from reserve for purpose for which reserve was created.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Use of Estimates
(a)	Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Passenger Revenue Recognition
(b)	Passenger Revenue Recognition—The value of unused passenger tickets is included in current liabilities as advance ticket sales. The Company records passenger ticket sales and tickets sold by other airlines for use on United as passenger revenue when the transportation is provided or upon estimated breakage. Tickets sold by other airlines are recorded at the estimated values to be billed to the other airlines. Non-refundable tickets generally expire on the date of the intended flight, unless the date is extended by notification from the customer on or before the intended flight date.

Fees charged in association with changes or extensions to non-refundable tickets are recorded as other revenue at the time the fee is incurred. The fare on the changed ticket, including any additional collection, is deferred and recognized in accordance with our transportation revenue recognition policy at the time the transportation is provided. Change fees related to non-refundable tickets are considered a separate transaction from the air transportation because they represent a charge for the Company’s additional service to modify a previous sale. Therefore, the pricing of the change fee and the initial customer order are separately determined and represent distinct earnings processes. Refundable tickets expire after one year.

The Company records an estimate of breakage revenue on the flight date for tickets that will expire unused. These estimates are based on the evaluation of actual historical results. During the year ended December 31, 2012, the Company revised its estimate of breakage resulting in a reduction of passenger revenue of approximately $100 million.

The Company recognizes cargo and other revenue as service is provided.

Under our capacity purchase agreements with regional carriers, we purchase all of the capacity related to aircraft covered by the contracts and are responsible for selling all of the related seat inventory. We record the passenger revenue and related expenses as separate operating revenue and expense in the consolidated statement of operations.

Accounts receivable primarily consist of amounts due from credit card companies and customers of our aircraft maintenance and cargo transportation services. We provide an allowance for uncollectible accounts equal to the estimated losses expected to be incurred based on historical write-offs and other specific analyses. Bad debt expense and write-offs were not material for the years ended December 31, 2012, 2011 and 2010.

Frequent Flyer Accounting
(c)	Frequent Flyer Accounting—United has a frequent flyer program that is designed to increase customer loyalty. Program participants earn mileage credits (“miles”) by flying on United and certain other participating airlines. Program participants can also earn miles through purchases from other non-airline partners that participate in United’s loyalty program. We sell miles to these partners, which include credit card issuers, retail merchants, hotels, car rental companies and our participating airline partners. Miles can be redeemed for free, discounted or upgraded air travel and non-travel awards. The Company records its obligation for future award redemptions using a deferred revenue model.

In the first quarter of 2012, the Company moved to a single loyalty program, MileagePlus. Continental’s loyalty program formally ended in the first quarter of 2012, at which point the Company automatically enrolled OnePass members in MileagePlus and deposited into those MileagePlus accounts award miles equal to OnePass members’ award miles balance.

Miles Earned in Conjunction with Flights

In the case of the sale of air services, the Company recognizes a portion of the ticket sales as revenue when the air transportation occurs and defers a portion of the ticket sale representing the value of the related miles.

The Company adopted Accounting Standards Update 2009-13, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”) on January 1, 2011. In accordance with ASU 2009-13, the Company determines the estimated selling price of the air transportation and miles as if each element is sold on a separate basis. The total consideration from each ticket sale is then allocated to each of these elements individually on a pro rata basis. The Company revised the estimated selling price of miles as a prospective change in estimate, effective January 1, 2012, and it is based on the price we sell miles to Star Alliance partners in our reciprocal frequent flyer agreements as the best estimate of selling price for these miles. Any changes to the composition of Star Alliance airline partners may result in the existing estimated selling price of air transportation miles no longer being representative of the best estimate of selling price and could result in a change to the amount and method we use to determine the estimated selling price. On February 14, 2013, US Airways announced an agreement to merge with AMR Corporation and its intent to exit Star Alliance as a result of such merger. We are currently unable to estimate the timing or amount of any changes to estimated selling price as a result of this merger.

Prior to 2011, the Company accounted for the sale of air transportation by deferring the fair value of miles and recognizing the residual amount of ticket proceeds as passenger revenue at the time the air transportation was provided. The fair value of miles was based on an equivalent ticket value that was a weighted average ticket value of each outstanding mile, based upon projected redemption patterns for available award choices when such miles were consumed.

Co-branded Credit Card Partner Mileage Sales

United also has a significant contract to sell frequent flyer miles to its co-branded credit card partner, Chase Bank USA, N.A. (“Chase”). On June 9, 2011, this contract was modified and United entered into The Consolidated Amended and Restated Co-Branded Card Marketing Services Agreement dated June 9, 2011 (the “Co-Brand Agreement”) with Chase.

United has identified five revenue elements in the Co-Brand Agreement: the air transportation element represented by the value of the mile (generally resulting from its redemption for future air transportation); use of the United brand and access to frequent flyer member lists; advertising; baggage services; and airport lounge usage (together, excluding “the air transportation element”, the “marketing-related deliverables”).

The fair value of the elements is determined using management’s estimated selling price of each element. The objective of using the estimated selling price based methodology is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis. Accordingly, we determine our best estimate of selling price by considering multiple inputs and methods including, but not limited to, discounted cash flows, brand value, volume discounts, published selling prices, number of miles awarded and number of miles redeemed. The Company estimated the selling prices and volumes over the term of the Co-Brand Agreement in order to determine the allocation of proceeds to each of the multiple elements to be delivered.

The estimated selling price of miles is based on the contractual rate at which we sell miles to our Star Alliance partners participating in reciprocal frequent flyer programs as the best estimate of selling price for these miles, which is generally consistent with the methodology described in Miles Earned in Conjunction with Flights, above. Management prospectively applied this change in estimate effective January 1, 2012. The financial impact of this change in estimate was substantially offset by the Company’s change in estimate of its breakage for a portion of its miles, which were previously not subject to an expiration policy. The revised estimates to breakage increased the estimate of miles in the population that are expected to ultimately expire.

The transition provisions of ASU 2009-13 required the Company’s existing deferred revenue balance be adjusted retroactively to reflect the value of any undelivered element remaining at the date of contract modification as if we had been applying ASU 2009-13 since the initiation of the Co-Brand Agreement. We applied this transition provision by revaluing the undelivered air transportation element using its new estimated selling price as determined in connection with the contract modification. This estimated selling price was lower than the rate at which the undelivered element had been deferred under the previous co-branded credit card contracts, and as a result, we recorded a one-time non-cash adjustment to decrease frequent flyer deferred revenue and increase special revenues by $107 million in June 2011, which is included in the table below under Accounting Policy Changes.

The Company records passenger revenue related to the air transportation element when the transportation is delivered. The other elements are generally recognized as other operating revenue when earned.

Prior to 2011, the Company had two primary revenue elements, marketing and air transportation, using an equivalent ticket value to determine the fair value of miles, and applying a residual accounting methodology to allocate the arrangement consideration.

Expiration of Miles

The Company accounts for miles sold and awarded that will never be redeemed by program members, which we refer to as “breakage,” using the redemption method. The Company reviews its breakage estimates annually based upon the latest available information regarding redemption and expiration patterns. The Company re-evaluated its population breakage estimates for a portion of its miles, which were previously not subject to an expiration policy, and increased the estimate of miles in the population expected to ultimately expire.

The Company’s estimate of the expected expiration of miles requires significant management judgment. Current and future changes to expiration assumptions or to the expiration policy, or to program rules and program redemption opportunities, may result in material changes to the deferred revenue balance as well as recognized revenues from the programs.

Accounting Policy Changes

The application of ASU 2009-13 in 2011 to passenger ticket transactions and the Chase co-branded credit card relationship (including the special revenue item) resulted in the following estimated increases to revenue in the year of adoption (in millions, except per share amounts):

Year Ended December 31, 2011
Operating revenue (including special revenue item)	$600
Per basic share	1.82
Per diluted share	1.57

The annual impact of adopting ASU 2009-13 on operating revenue will decrease over time. Our ability to project the annual decline for each year is significantly impacted by credit card sales volumes, frequent flyer redemption patterns, and other factors, including the 2012 changes in breakage from the application of the 18 month expiration policy to certain miles and the change in estimated selling price for flight miles, all of which are described above. As a result, the impact of the accounting change in 2012 and future periods cannot be objectively determined.

Other Information

The following table provides additional information related to the frequent flyer program (in millions):

Year Ended December 31,	Cash Proceeds from Miles Sold	Other Revenue Recognized Upon Award of Miles to Third-Party Customers (a)	Increase in Frequent Flyer Deferred Revenue for Miles Awarded (b)	Net Increase in Advanced Purchase of Miles (c)
2012	$2,852	$816	$2,036	$—
2011	3,121	566	2,357	198
2010	2,156	331	1,739	86

(a)	This amount represents other revenue recognized during the period from the sale of miles to third parties, representing the marketing services component of the sale.
(b)	This amount represents the increase to frequent flyer deferred revenue during the period.
(c)	This amount represents the net increase in the advance purchase of miles obligation due to cash payments for the sale of miles in excess of miles awarded to customers.

Cash and Cash Equivalents and Restricted Cash
(d)	Cash and Cash Equivalents and Restricted Cash— Highly liquid investments with a maturity of three months or less on their acquisition date are classified as cash and cash equivalents.

Restricted cash primarily includes cash collateral associated with workers’ compensation obligations, reserves for institutions that process credit card ticket sales and cash collateral received from fuel hedge counterparties. Restricted cash, cash equivalents and investments are classified as short-term or long-term in the consolidated balance sheets based on the expected timing of return of the assets to the Company. Airline industry practice includes classification of restricted cash flows as either investing cash flows or operating cash flows. Cash flows related to restricted cash activity are classified as investing activities because the Company considers restricted cash arising from these activities similar to an investment.

Short-term Investments
(e)	Short-term Investments—Short-term investments are classified as available-for-sale and are stated at fair value. Realized gains and losses on sales of investments are reflected in nonoperating income (expense) in the consolidated statements of operations. Unrealized gains and losses on available-for-sale securities are reflected as a component of accumulated other comprehensive income/loss.

Aircraft Fuel, Spare Parts and Supplies
(f)	Aircraft Fuel, Spare Parts and Supplies—The Company accounts for aircraft fuel, spare parts and supplies at average cost and provides an obsolescence allowance for aircraft spare parts and supplies.

Property and Equipment
(g)	Property and Equipment—The Company records additions to owned operating property and equipment at cost when acquired. Property under capital leases and the related obligation for future lease payments are recorded at an amount equal to the initial present value of those lease payments. Modifications that enhance the operating performance or extend the useful lives of airframes or engines are capitalized as property and equipment. It is the Company’s policy to record liquidated damages from late delivery of aircraft as a reduction of the cost of the related aircraft.

Depreciation and amortization of owned depreciable assets is based on the straight-line method over the assets’ estimated useful lives. Leasehold improvements are amortized over the remaining term of the lease, including estimated facility renewal options when renewal is reasonably assured at key airports, or the estimated useful life of the related asset, whichever is less. Properties under capital leases are amortized on the straight-line method over the life of the lease or, in the case of certain aircraft, over their estimated useful lives, whichever is shorter. Amortization of capital lease assets is included in depreciation and amortization expense. The estimated useful lives of property and equipment are as follows:

Estimated Useful Life (in years)
Aircraft and related rotable parts	27 to 30
Buildings	25 to 45
Other property and equipment	4 to 15
Computer software	5
Building improvements	1 to 40

As of December 31, 2012, the Company had a carrying value of computer software of $302 million. For the year ended December 31, 2012, the Company’s depreciation expense related to computer software was $81 million. Aircraft parts were assumed to have residual values with a range of 7% to 11% of original cost, depending on type, and other categories of property and equipment were assumed to have no residual value.

Maintenance and Repairs
(h)	Maintenance and Repairs—The cost of maintenance and repairs, including the cost of minor replacements, is charged to expense as incurred, except for costs incurred under our power-by-the-hour (“PBTH”) engine maintenance agreements. PBTH contracts transfer certain risk to third-party service providers and fix the amount we pay per flight hour or per cycle to the service provider in exchange for maintenance and repairs under a predefined maintenance program. Under PBTH agreements, the Company recognizes expense at a level rate per engine hour, unless the level of service effort and the related payments during the period are substantially consistent, in which case the Company recognizes expense based on the amounts paid.

Lease Fair Value Adjustments
(i)	Lease Fair Value Adjustments—Lease fair value adjustments, which arose from recording operating leases at fair value under fresh start accounting or the Merger, are amortized on a straight line basis over the related lease term.

Regional Capacity Purchase
(j)	Regional Capacity Purchase—Payments made to regional carriers under capacity purchase agreements are reported in regional capacity purchase in our consolidated statements of operations. As of December 31, 2012, United had 222 call options to purchase regional jet aircraft being operated by certain regional carriers. At December 31, 2012, none of the call options was exercisable because none of the required conditions to make an option exercisable was met.

Advertising
(k)	Advertising—Advertising costs, which are included in other operating expenses, are expensed as incurred. Advertising expenses were $154 million, $142 million and $90 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Intangibles
(l)	Intangibles—The Company has finite-lived and indefinite-lived intangible assets, including goodwill. As of December 31, 2012, goodwill represents the excess purchase price over the fair values of tangible and identifiable intangible assets acquired and liabilities assumed from Continental in the Merger. Finite-lived intangible assets are amortized over their estimated useful lives. Goodwill and indefinite-lived intangible assets are not amortized but are reviewed for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. Goodwill and indefinite-lived assets are reviewed for impairment on an annual basis as of October 1, or on an interim basis whenever a triggering event occurs. See Notes 4 and 20 for additional information related to intangibles, including impairments recognized in 2012, 2011 and 2010.

Long-Lived Asset Impairments
(m)	Long-Lived Asset Impairments—The Company evaluates the carrying value of long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that an impairment may exist. For purposes of this testing, the Company has generally identified the aircraft fleet type as the lowest level of identifiable cash flows for purposes of testing aircraft for impairment. An impairment charge is recognized when the asset’s carrying value exceeds its net undiscounted future cash flows and its fair market value. The amount of the charge is the difference between the asset’s carrying value and fair market value. See Note 20 for information related to asset impairments.

Share-Based Compensation
(n)	Share-Based Compensation—The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The resulting cost is recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. Obligations for cash-settled restricted stock units (“RSUs”) are remeasured at fair value throughout the requisite service period on the last day of each reporting period based upon UAL’s stock price. In addition to the service requirement, cash-settled performance-based RSUs have performance metrics that must be achieved prior to vesting. These awards are accrued based on the expected level of achievement at each reporting period. A cumulative adjustment is recorded to adjust compensation expense based on the current fair value of the awards and expected level of achievement for the performance-based awards. See Note 7 for additional information on UAL’s share-based compensation plans.

Ticket Taxes
(o)	Ticket Taxes—Certain governmental taxes are imposed on the Company’s ticket sales through a fee included in ticket prices. The Company collects these fees and remits them to the appropriate government agency. These fees are recorded on a net basis (excluded from operating revenue).

Retirement of Leased Aircraft
(p)	Retirement of Leased Aircraft—The Company accrues for estimated lease costs over the remaining term of the lease at the present value of future minimum lease payments, net of estimated sublease rentals (if any), in the period that aircraft are permanently removed from service. When reasonably estimable and probable, the Company estimates maintenance lease return condition obligations for items such as minimum aircraft and engine conditions specified in leases and accrues these amounts over the lease term while the aircraft are operating, and any remaining unrecognized estimated obligations are accrued in the period that an aircraft is removed from service.

Uncertain Income Tax Positions
(q)	Uncertain Income Tax Positions—The Company has recorded reserves for income taxes and associated interest that may become payable in future years. Although management believes that its positions taken on income tax matters are reasonable, the Company nevertheless has established tax and interest reserves in recognition that various taxing authorities may challenge certain of the positions taken by the Company, potentially resulting in additional liabilities for taxes and interest. The Company’s uncertain tax position reserves are reviewed periodically and are adjusted as events occur that affect its estimates, such as the availability of new information, the lapsing of applicable statutes of limitation, the conclusion of tax audits, the measurement of additional estimated liability, the identification of new tax matters, the release of administrative tax guidance affecting its estimates of tax liabilities, or the rendering of relevant court decisions. See Note 8 for further information related to uncertain income tax positions.

Labor Costs
(r)	Labor Costs—The Company records expenses associated with amendable labor agreements when the employee group has earned the compensation and the amounts are probable and estimable. These include costs associated with lump sum cash payments that would be made in conjunction with the ratification of labor agreements. To the extent these upfront costs are in lieu of future pay increases, they would be capitalized and amortized over the term of the labor agreements. If not, these amounts would be expensed when they become probable and estimable.

Third-Party Business
(s)	Third-Party Business—The Company has third-party business revenue that includes fuel sales, catering, ground handling, maintenance services and frequent flyer award non-air redemptions, and third-party business revenue is recorded in other revenue. The Company has a contract to sell aircraft fuel to a third party which is earnings-neutral but results in revenue and expense, specifically cost of sale which is unrelated to the operation of the airline. The Company also incurs third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, and those third-party business expenses are recorded in other operating expenses.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Description of New Accounting Pronouncement Changes in Revenue

The application of ASU 2009-13 in 2011 to passenger ticket transactions and the Chase co-branded credit card relationship (including the special revenue item) resulted in the following estimated increases to revenue in the year of adoption (in millions, except per share amounts):

Year Ended December 31, 2011
Operating revenue (including special revenue item)	$600
Per basic share	1.82
Per diluted share	1.57

Schedule of Information Related to Amounts Recorded Related to Frequent Flyer Programs

The following table provides additional information related to the frequent flyer program (in millions):

Year Ended December 31,	Cash Proceeds from Miles Sold	Other Revenue Recognized Upon Award of Miles to Third-Party Customers (a)	Increase in Frequent Flyer Deferred Revenue for Miles Awarded (b)	Net Increase in Advanced Purchase of Miles (c)
2012	$2,852	$816	$2,036	$—
2011	3,121	566	2,357	198
2010	2,156	331	1,739	86

(a)	This amount represents other revenue recognized during the period from the sale of miles to third parties, representing the marketing services component of the sale.
(b)	This amount represents the increase to frequent flyer deferred revenue during the period.
(c)	This amount represents the net increase in the advance purchase of miles obligation due to cash payments for the sale of miles in excess of miles awarded to customers.

Estimated Useful Lives of Property and Equipment

The estimated useful lives of property and equipment are as follows:

Estimated Useful Life (in years)
Aircraft and related rotable parts	27 to 30
Buildings	25 to 45
Other property and equipment	4 to 15
Computer software	5
Building improvements	1 to 40

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets

The following table presents information about the Company’s goodwill and other intangible assets at December 31 (in millions):

	Asset life (a)	2012		2011
Item		Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Goodwill		$4,523		$4,523
Finite-lived intangible assets
Airport slots and gates	8	$99	$75	$100	$61
Hubs	20	145	52	145	44
Patents and tradenames	3	108	99	108	86
Frequent flyer databases (b)	22	1,177	447	1,177	381
Contracts	13	167	75	167	64
Other	25	109	44	109	34

Total		$1,805	$792	$1,806	$670

Indefinite-lived intangible assets
Airport slots and gates		$981		$1,011
Route authorities		1,606		1,606
Tradenames and logos		593		593
Alliances		404		404

Total		$3,584		$3,614

(a)	Weighted average life expressed in years.
(b)	The frequent flyer databases are amortized based on an accelerated amortization schedule to reflect utilization of the assets. Estimated cash flows correlating to the expected attrition rate of customers in the frequent flyer databases were considered in the determination of the amortization schedules.

Actual and Expected Future Amortization Expense

The following table presents information related to the Company’s actual and expected future amortization expense (in millions):

Actual Amortization:
2012	$121
2011	169
2010	96

Projected Amortization:
2013	$142
2014	129
2015	106
2016	91
2017	81

Earnings (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Computation Of Earnings Per Share

The computations of UAL’s basic and diluted earnings (loss) per share and the number of securities that have been excluded from the computation of diluted earnings per share amounts because they were antidilutive are set forth below (in millions, except per share amounts):

	2012	2011	2010
Basic earnings (loss) per share:
Net income (loss)	$(723)	$840	$253
Less: Income allocable to participating securities	—	(3)	(1)

Earnings (loss) available to common stockholders	$(723)	$837	$252

Basic weighted-average shares outstanding	331	329	207

Earnings (loss) per share, basic	$(2.18)	$2.54	$1.22

Diluted earnings (loss) per share:
Earnings (loss) available to common stockholders	$(723)	$837	$252
Effect of 6% senior convertible notes	—	18	18
Effect of 4.5% convertible notes	—	9	2
Effect of 5% convertible notes	—	—	1

Earnings (loss) available to common stockholders including the effect of dilutive securities	$(723)	$864	$273

Basic weighted-average shares outstanding	331	329	207
Effect of 6% senior convertible notes	—	40	40
Effect of 4.5% convertible notes	—	12	3
Effect of employee stock options	—	2	2
Effect of 5% convertible notes	—	—	1

Diluted weighted-average shares outstanding	331	383	253

Earnings (loss) per share, diluted	$(2.18)	$2.26	$1.08

Potentially dilutive shares excluded from diluted per share amounts:
6% senior convertible notes	40	—	—
4.5% convertible notes	12	—	—
4.5% senior limited-subordination convertible notes	5	11	22
Stock options	4	5	9
6% convertible junior subordinated debentures	4	4	1
Restricted shares	1	1	—
5% senior convertible notes	—	—	3

	66	21	35

Share-Based Compensation Plans (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Share-Based Compensation Plan Cost

The following table provides information related to UAL’s share-based compensation plan cost, for the years ended December 31 (in millions):

	2012	2011	2010
Compensation cost: (a)
Restricted stock units	$37	$18	$20
Restricted stock	13	12	6
Share-based awards converted to cash awards (b)	6	19	84
Stock options	1	5	7

Total	$57	$54	$117

(a)	All compensation cost is recorded to Salaries and related costs, with the exception of $9 million, $17 million and $70 million in 2012, 2011 and 2010, respectively, that was recorded in integration and Merger-related costs as a component of special charges, respectively.
(b)	As described below, in connection with the Merger, certain awards were converted into fixed cash equivalents.

Schedule of Unearned Compensation and Weighted Average Remaining Period for Outstanding Share-Based Awards

The table below summarizes UAL’s unearned compensation and weighted-average remaining period to recognize costs for all outstanding share-based awards for the year ended December 31, 2012 (in millions, except as noted):

	Unearned Compensation	Weighted- Average Remaining Period (in years)
Restricted stock units	$24	1.1
Restricted stock	7	1.4
Share-based awards converted to cash awards	1	0.2
Stock options	1	1.2

Total	$33

Stock Option Activity

The table below summarizes UAL stock option activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at January 1, 2010	6,406	$22.42
Issued in exchange for Continental options	7,366	16.77
Exercised	(2,467)	8.13		$42
Surrendered	(253)	28.77

Outstanding at December 31, 2010	11,052	21.70
Exercised	(2,449)	10.77		33
Surrendered	(1,657)	29.07

Outstanding at December 31, 2011	6,946	23.80
Exercised	(1,327)	12.42		14
Surrendered	(1,012)	30.50

Outstanding at December 31, 2012	4,607	25.60	2.9	20

Exercisable at December 31, 2012	4,358	25.76	2.9	20

Schedule of Additional Information for Options Granted

The following table provides additional information for Continental options granted in 2010 which were valued at the Merger date:

Weighted-average fair value assumptions:	2010
Risk-free interest rate	0.1 - 1.8%
Dividend yield	—%
Expected market price volatility of UAL common stock	75%
Expected life of options (years)	0.1 - 6.3
Weighted-average fair value	$11.52

Schedule Of Restricted Stock Unit and Restricted Stock Activity

The table below summarizes UAL’s RSU and restricted stock activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Restricted Stock Units	Weighted- Average Grant Price	Restricted Stock	Weighted- Average Grant Price
Non-vested at January 1, 2010	1,719	$4.90	811	$27.82
Assumed in Merger	—	—	20	23.66
Granted	1,395	22.20	212	24.55
Modified	(449)	21.63	449	21.63
Converted to fixed cash equivalent	(1,496)	—	(164)	—
Vested	(1,069)	22.41	(651)	31.47
Surrendered	(49)	10.55	(6)	11.03

Non-vested at December 31, 2010	51	22.85	671	17.20
Granted	3,655	19.89	536	23.87
Vested	(141)	18.13	(195)	22.26
Surrendered	(199)	19.90	(27)	23.95

Non-vested at December 31, 2011	3,366	19.98	985	23.33
Granted	1,986	22.20	545	24.01
Vested	(552)	21.21	(643)	23.05
Surrendered	(569)	22.19	(115)	24.01

Non-vested at December 31, 2012	4,231	22.22	772	23.94

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Components of Income Tax Expense (Benefit)

The significant components of the income tax expense (benefit) are as follows (in millions):

	UAL	United
2012
Current	$(14)	$(9)
Deferred	13	13

	$(1)	$4

2011
Current	$11	$3
Deferred	(6)	(5)

	$5	$(2)

2010
Current	$10	$2
Deferred	(10)	(18)

	$—	$(16)

Income Tax Provision Differed from Amounts Computed at Statutory Federal Income Tax Rate

The income tax provision differed from amounts computed at the statutory federal income tax rate, as follows (in millions):

Year ended December 31, 2012	UAL	United
Income tax provision at statutory rate	$(253)	$(230)
State income taxes, net of federal income tax	(15)	(7)
Foreign income taxes	7	7
Nondeductible employee meals	12	12
Nondeductible interest expense	19	19
Derivative market adjustment	—	(15)
Nondeductible compensation	5	5
Valuation allowance	234	223
Other, net	(10)	(10)

	$(1)	$4

Year Ended December 31, 2011
Income tax provision at statutory rate	$298	$299
State income taxes, net of federal income tax	(19)	(17)
Nondeductible acquisition costs	(17)	(17)
Nondeductible employee meals	12	12
Nondeductible interest expense	13	13
Derivative market adjustment	—	10
Nondeductible compensation	9	10
Valuation allowance	(294)	(315)
Other, net	3	3

	$5	$(2)

Year Ended December 31, 2010
Income tax provision at statutory rate	$87	$100
State income taxes, net of federal income tax	24	25
Nondeductible acquisition costs	45	45
Nondeductible employee meals	8	8
Nondeductible interest expense	12	12
Change in tax law—Medicare Part D Subsidy	119	119
Nondeductible compensation	13	13
Goodwill credit	(22)	(22)
Valuation allowance	(290)	(313)
Tax benefit resulting from intraperiod tax allocation	—	(6)
Other, net	4	3

	$—	$(16)

Components of Deferred Tax Assets and Liabilities

Temporary differences and carryforwards that give rise to deferred tax assets and liabilities at December 31, 2012 and 2011 were as follows (in millions):

	UAL		United
	December 31,		December 31,
	2012	2011	2012	2011
Deferred income tax asset (liability):
Federal and state net operating loss (“NOL”) carryforwards (a)	$3,025	$2,911	$2,957	$2,859
Frequent flyer deferred revenue (a)	2,425	2,386	2,426	2,390
Employee benefits, including pension, postretirement, medical and the Pension Benefit Guaranty Corporation (“PBGC”) notes (a)	2,488	1,897	2,491	1,978
Lease fair value adjustment	259	376	259	376
AMT credit carryforwards	251	268	251	268
Other assets (a)	947	1,251	882	1,141
Less: Valuation allowance	(4,603)	(4,137)	(4,503)	(4,048)

Total deferred tax assets	$4,792	$4,952	$4,763	$4,964

Depreciation, capitalized interest and other	$(3,705)	$(3,860)	$(3,702)	$(3,857)
Intangibles	(1,578)	(1,627)	(1,579)	(1,628)
Other liabilities	(509)	(453)	(406)	(391)

Total deferred tax liabilities	$(5,792)	$(5,940)	$(5,687)	$(5,876)

Net deferred tax liability	$(1,000)	$(988)	$(924)	$(912)

(a)	Deferred tax assets for 2012 reflect adjustments made in the current year to increase UAL’s and United’s deferred tax assets for frequent flyer deferred revenue and employee benefits by approximately $257 million and $187 million, respectively, and to reduce net operating loss carryforwards and other deferred tax assets by the same amounts.

Reconciliation of Unrecognized Tax Benefits

The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits related to the Company’s uncertain tax positions (in millions):

	2012	2011	2010
Balance at January 1,	$24	$32	$16
Decrease in unrecognized tax benefits relating to settlements with taxing authorities	(12)	—	—
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior period	8	(9)	—
Decrease in unrecognized tax benefits relating from a lapse of the statute of limitations	(1)	—	—
Increase due to Continental’s uncertain tax positions at the Merger closing date	—	—	6
Increase in unrecognized tax benefits as a result of tax positions taken during the current period	—	1	10

Balance at December 31,	$19	$24	$32

Pension and Other Postretirement Plans (Tables)	12 Months Ended
Dec. 31, 2012
Reconciliation of Change in Projected Benefit Obligation and Plan Assets

The following table sets forth the reconciliation of the beginning and ending balances of the benefit obligation and plan assets, the funded status and the amounts recognized in these financial statements for the defined benefit and other postretirement plans (in millions):

	Pension Benefits
	Year Ended December 31, 2012	Year Ended December 31, 2011
Accumulated benefit obligation:	$3,978	$3,321

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$3,708	$3,322
Service cost	99	88
Interest cost	184	178
Actuarial (gain) loss	702	251
Gross benefits paid	(162)	(137)
Other	(5)	6

Projected benefit obligation at end of year	$4,526	$3,708

Change in plan assets:
Fair value of plan assets at beginning of year	$1,868	$1,871
Actual gain (loss) on plan assets	223	(47)
Employer contributions	228	194
Benefits paid	(162)	(137)
Other	—	(13)

Fair value of plan assets at end of year	$2,157	$1,868

Funded status—Net amount recognized	$(2,369)	$(1,840)

	Pension Benefits
	December 31, 2012	December 31, 2011
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent asset	$35	$31
Current liability	(4)	(9)
Noncurrent liability	(2,400)	(1,862)

Total liability	$(2,369)	$(1,840)

Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	$(826)	$(231)
Prior service credit (cost)	2	3

Total accumulated other comprehensive income (loss)	$(824)	$(228)

	Other Postretirement Benefits
	Year Ended December 31, 2012	Year Ended December 31, 2011
Change in benefit obligation:
Benefit obligation at beginning of year	$2,541	$2,494
Service cost	50	47
Interest cost	124	127
Plan participants’ contributions	77	73
Actuarial (gain) loss	110	(2)
Federal subsidy	13	13
Plan amendments	22	3
Gross benefits paid	(194)	(214)

Benefit obligation at end of year	$2,743	$2,541

Change in plan assets:
Fair value of plan assets at beginning of year	$58	$58
Actual return on plan assets	1	1
Employer contributions	116	141
Plan participants’ contributions	77	72
Benefits paid	(194)	(214)

Fair value of plan assets at end of year	$58	$58

Funded status—Net amount recognized	$(2,685)	$(2,483)

Amounts Recognized in Consolidated Balance Sheet and Accumulated Other Comprehensive Income (Loss)
Other Postretirement Benefits
	December 31, 2012	December 31, 2011
Amounts recognized in the consolidated balance sheets consist of:
Current liability	$(71)	$(76)
Noncurrent liability	(2,614)	(2,407)

Total liability	$(2,685)	$(2,483)

Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	$(79)	$33
Prior service cost	(24)	(2)

Total accumulated other comprehensive income (loss)	$(103)	$31

Accumulated Benefit Obligation and Projected Benefit Obligation in Excess of Plan Assets

The following information relates to all pension plans with an accumulated benefit obligation and a projected benefit obligation in excess of plan assets at December 31 (in millions):

	2012	2011
Projected benefit obligation	$4,387	$3,594
Accumulated benefit obligation	3,869	3,230
Fair value of plan assets	1,991	1,731

Components Of Net Periodic Benefit Cost

Net periodic benefit cost for the years ended December 31 included the following components (in millions):

	2012		2011		2010
	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits
Service cost	$99	$50	$88	$47	$27	$33
Interest cost	184	124	178	127	51	120
Expected return on plan assets	(138)	(2)	(140)	(2)	(39)	(2)
Curtailment gain	—	—	—	—	(7)	—
Amortization of prior service cost (credit)	(1)	—	(2)	—	(2)	—
Special termination benefits	—	—	—	—	4	—
Settlement (gain) loss	1	—	1	—	—	—
Amortization of unrecognized actuarial (gain) loss	21	(3)	(20)	(2)	1	(12)

Net periodic benefit cost	$166	$169	$105	$170	$35	$139

Amortized Accumulated Other Comprehensive Income Into Net Periodic Benefit Cost

The estimated amounts that will be amortized in 2013 for actuarial losses are as follows (in millions):

	Pension Benefits	Other Postretirement Benefits
Actuarial loss to be reclassified from accumulated other comprehensive income into net periodic benefit cost	$73	$7

Assumption Used for Benefit Plans

The assumptions used for the benefit plans were as follows:

	Pension Benefits
Assumptions used to determine benefit obligations	2012	2011
Discount rate	4.19%	5.00%
Rate of compensation increase	2.49%	2.48%

Assumptions used to determine net expense
Discount rate	5.02%	5.39%
Expected return on plan assets	7.54%	7.55%
Rate of compensation increase	2.48%	2.49%

	Other Postretirement Benefits
Assumptions used to determine benefit obligations	2012	2011
Discount rate	4.12%	4.91%

Assumptions used to determine net expense
Discount rate	4.92%	5.13%
Expected return on plan assets	4.00%	4.00%
Health care cost trend rate assumed for next year	6.75%	7.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate in 2020)	5.00%	5.00%

Allocation of Plan Asset

United’s plan assets are allocated within the following guidelines:

	Percent of Total	Expected Long-Term Rate of Return
Equity securities	38-54%	9.5%
Fixed-income securities	27-33	6.0
Alternatives	17-23	7.3
Other	2-6	3.8

Effect of One-Percentage-Point Change in Assumed Health Care Trend Rate

A 1% change in the assumed health care trend rate for the Company would have the following additional effects (in millions):

	1% Increase	1% Decrease
Effect on total service and interest cost for the year ended December 31, 2012	$22	$(18)
Effect on postretirement benefit obligation at December 31, 2012	338	(280)

Pension and Other Postretirement Plan Assets

The following tables present information about the United’s pension and other postretirement plan assets at December 31 (in millions):

	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
Pension Plan Assets:
Equity securities funds	$1,034	$383	$651	$—	$872	$355	$517	$—
Fixed-income securities	611	—	609	2	530	—	530	—
Alternatives	394	—	234	160	344	—	195	149
Insurance contract	36	—	—	36	42	—	—	42
Other investments	82	—	82	—	80	—	80	—

Total	$2,157	$383	$1,576	$198	$1,868	$355	$1,322	$191

Other Postretirement Benefit Plan Assets:
Deposit administration fund	$58	$—	$—	$58	$58	$—	$—	$58

Defined Benefit Plan Assets Measured at Fair Value Using Unobservable Inputs (Level Three)

The reconciliation of United’s defined benefit plan assets measured at fair value using unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011 is as follows (in millions):

	2012	2011
Balance at beginning of year	$249	$250
Actual return on plan assets:
Unrealized gains (losses) relating to assets still held at year end	(47)	6
Purchases, sales, issuances and settlements (net)	54	(7)

Balance at end of year	$256	$249

Estimated Future Benefit Payments

The estimated future benefit payments, net of expected participant contributions, in United’s pension plans and other postretirement benefit plans as of December 31, 2012 are as follows (in millions):

	Pension	Other Postretirement	Other Postretirement— subsidy receipts
2013	$312	$136	$7
2014	317	143	8
2015	321	150	9
2016	320	159	10
2017	317	166	11
Years 2018 – 2022	1,579	964	61

Multi-Employer Plans

Pension Fund	IAM National Pension Fund

EIN/ Pension Plan Number	51-6031295 - 002

Pension Protection Act Zone Status (2012 and 2011)*	Green Zone

FIP/RP Status Pending/Implemented	No

United’s Contributions	$36 million and $34 million in the years ended December 31, 2012 and 2011, respectively

Surcharge Imposed	No

Expiration Date of Collective Bargaining Agreement	N/A

*	Plans in the green zone are at least 80 percent funded.

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Operating Revenue by Principle Geographic Region

The Company’s operating revenue by principal geographic region (as defined by the U.S. Department of Transportation) for the years ended December 31 is presented in the table below (in millions):

	UAL	United
2012
Domestic (U.S. and Canada)	$21,276	$21,284
Pacific	6,040	6,040
Atlantic	6,582	6,582
Latin America	3,254	3,254

Total	$37,152	$37,160

2011
Domestic (U.S. and Canada)	$21,922	$21,931
Pacific	5,404	5,404
Atlantic	6,675	6,675
Latin America	3,109	3,109

Total	$37,110	$37,119

2010
Domestic (U.S. and Canada)	$14,382	$14,391
Pacific	3,971	3,971
Atlantic	3,912	3,912
Latin America	1,060	1,060

Total	$23,325	$23,334

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2012
Components of Accumulated Other Comprehensive Income (loss), Net of Tax

The tables below present the components of the Company’s accumulated other comprehensive income (loss) (“AOCI”), net of tax (in millions):

UAL	Pension and Other Postretirement Unrecognized Actuarial Gains (Losses) and Prior Service Cost	Unrealized Gain (Loss) on Derivatives and Other Financial Instruments	Total
Balance at December 31, 2009	$57	$(22)	$35

Derivative financial instruments:
Reclassification of losses into earnings	—	68	68
Change in fair value of derivatives	—	168	168
Change in fair value of other financial instruments	—	21	21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(12)	—	(12)
Current year actuarial gains	107	—	107

Balance at December 31, 2010	152	235	387

Derivative financial instruments:
Reclassification of gains into earnings	—	(503)	(503)
Change in fair value of derivatives	—	163	163
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(24)	—	(24)
Current year actuarial losses	(440)	—	(440)

Balance at December 31, 2011	(312)	(105)	(417)

Derivative financial instruments:
Reclassification of losses into earnings	—	141	141
Change in fair value of derivatives	—	(51)	(51)
Change in fair value of other financial instruments	—	11	11
Employee benefit plans:
Reclassification of unrecognized net actuarial losses into earnings	17	—	17
Current year actuarial losses	(747)	—	(747)

Balance at December 31, 2012	$(1,042)	$(4)	$(1,046)

	Pension and Other Postretirement Unrecognized Actuarial Gains (Losses) and Prior Service Cost	Unrealized Gain (Loss) on Derivative Instruments and Other Financial Instruments	Income Tax Expense	Total
United
Balance at December 31, 2009	$57	$(22)	$—	$35
Derivative financial instruments:
Reclassification of losses into earnings	—	68	—	68
Change in fair value of derivatives	—	168	—	168
Change in fair value of other financial instruments	—	21	—	21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(12)	—	—	(12)
Current year actuarial gains	107	—	—	107
Income tax expense on other comprehensive income	—	—	(6)	(6)

Balance at December 31, 2010	152	235	(6)	381

Derivative financial instruments:
Reclassification of gains into earnings	—	(503)	—	(503)
Change in fair value of derivatives	—	163	—	163
Change in fair value of other financial instruments	—	(2)	—	(2)
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	(24)	—	—	(24)
Current year actuarial losses	(440)	—	—	(440)

Balance at December 31, 2011	(312)	(107)	(6)	(425)

Derivative financial instruments:
Reclassification of losses into earnings	—	141	—	141
Change in fair value of derivatives	—	(51)	—	(51)
Change in fair value of other financial instruments	—	12	—	12
Employee benefit plans:
Reclassification of unrecognized net actuarial losses into earnings	17	—	—	17
Current year actuarial losses	(747)	—	—	(747)

Balance at December 31, 2012	$(1,042)	$(5)	$(6)	$(1,053)

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Financial Assets and Liabilities Measured at Fair Value on Recurring Basis

The table below presents disclosures about the fair value of financial assets and financial liabilities measured at fair value on a recurring basis in the Company’s financial statements as of December 31 (in millions):

	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	UAL
Cash and cash equivalents	$4,770	$4,770	$—	$—	$6,246	$6,246	$—	$—
Short-term investments:
Asset-backed securities	715	—	715	—	478	—	478	—
Corporate debt	537	—	537	—	515	—	515	—
Certificates of deposit placed through an account registry service (“CDARS”)	367	—	367	—	355	—	355	—
Auction rate securities	116	—	—	116	113	—	—	113
U.S. government and agency notes	12	—	12	—	22	—	22	—
Other fixed income securities	26	—	26	—	33	—	33	—
Enhanced equipment trust certificates (“EETC”)	63	—	—	63	60	—	—	60
Fuel derivatives, net	46	—	46	—	73	—	73	—
Foreign currency derivatives	—	—	—	—	(1)	—	(1)	—
Restricted cash	447	447	—	—	569	569	—	—

	United
Cash and cash equivalents	$4,765	$4,765	$—	$—	$6,240	$6,240	$—	$—
Short-term investments:
Asset-backed securities	715	—	715	—	478	—	478	—
Corporate debt	537	—	537	—	515	—	515	—
CDARS	367	—	367	—	355	—	355	—
Auction rate securities	116	—	—	116	113	—	—	113
U.S. government and agency notes	12	—	12	—	22	—	22	—
Other fixed income securities	26	—	26	—	33	—	33	—
EETC	63	—	—	63	60	—	—	60
Fuel derivatives, net	46	—	46	—	73	—	73	—
Foreign currency derivatives	—	—	—	—	(1)	—	(1)	—
Restricted cash	447	447	—	—	568	568	—	—
Convertible debt derivative asset	268	—	—	268	193	—	—	193
Convertible debt option liability	(128)	—	—	(128)	(95)	—	—	(95)

Activity for "Level Three" Financial Assets and Financial Liabilities

The tables below present disclosures about the activity for “Level 3” financial assets and financial liabilities for the year ended December 31 (in millions):

	2012		2011
UAL	Auction Rate Securities	EETC	Auction Rate Securities	EETC
Balance at January 1	$113	$60	$119	$66
Settlements	—	(5)	(10)	(4)
Gains reported in earnings	1	—	3	—
Reported in other comprehensive income (loss)	2	8	1	(2)

Balance at December 31	$116	$63	$113	$60

	2012				2011
United	Student Loan- Related Auction Rate Securities	Convertible Debt Supplemental Derivative Asset	Convertible Debt Conversion Option Liability	EETC	Student Loan- Related Auction Rate Securities	Convertible Debt Supplemental Derivative Asset	Convertible Debt Conversion Option Liability	EETC
Balance at January 1	$113	$193	$(95)	$60	$119	$286	$(164)	$66
Purchases, sales, issuances and settlements (net)	—	—	—	(5)	(10)	—	—	(4)
Gains and (losses):
Reported in earnings:
Realized	—	—	—	—	1	—	—	—
Unrealized	1	75	(33)	—	2	(93)	69	—
Reported in other comprehensive income (loss)	2	—	—	8	1	—	—	(2)

Balance at December 31	$116	$268	$(128)	$63	$113	$193	$(95)	$60

Carrying Values and Estimated Fair Values of Financial Instruments

The table below presents the carrying values and estimated fair values of financial instruments not presented in the tables above for the years ended December 31 (in millions):

	Fair Value of Debt by Fair Value Hierarchy Level
	2012					2011
	Carrying Amount	Fair Value				Carrying Amount	Fair Value
		Total	Level 1	Level 2	Level 3		Total	Level 1	Level 2	Level 3
UAL debt	$12,252	$13,419	$—	$8,045	$5,374	$11,682	$11,992	$—	$859	$11,133
United debt	11,850	12,460	—	7,086	5,374	11,273	11,133	—	—	11,133

Quantitative Information about Level 3 Fair Value Measurements

Quantitative Information About Level 3 Fair Value Measurements as of December 31, 2012 ($ in millions)

Item	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
Auction rate securities	$116	Discounted Cash Flows	Credit risk premium (a)	1%
			Illiquidity premium (b)	5%
			Expected repayments (c)	Assumed repayment in years 2013 through 2036
EETC	63	Discounted Cash Flows	Structure credit risk (d)	6% - 7%(6%)
Convertible debt derivative	268	Binomial Lattice Model	Expected volatility (e)	45% - 60%(48%)
asset			Own credit risk (f)	7% - 9%(8%)
Convertible debt option	(128)	Binomial Lattice Model	Expected volatility (e)	45% - 60%(49%)
liability			Own credit risk (f)	7% - 9%(8%)

(a)	Represents the credit risk premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
(b)	Represents the illiquidity premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
(c)	Represents the estimated timing of principal repayments used in the discounted cash flow model.
(d)	Represents the credit risk premium of the EETC structure above the risk-free rate that the Company has determined market participants would use in pricing the instruments.
(e)	Represents the range in volatility estimates that the Company has determined market participants would use when pricing the instruments.
(f)	Represents the range of Company-specific risk adjustments that the Company has determined market participants would use as a model input.

Fair Value Assets Measured On Nonrecurring Basis

The table below presents fair value measurements of nonfinancial assets that were performed during the years ended December 31 (in millions):

	2012		2011
	Fair Value	Loss	Fair Value	Loss
Airport slots	$102	$30	$8	$4

Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2012
Description of Derivative Instruments

At December 31, the Company’s derivatives were reported in its consolidated balance sheets as follows (in millions):

Classification	Balance Sheet Location	2012	2011
Derivatives designated as cash flow hedges
Assets:
Fuel contracts due within one year	Receivables	$7	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$4

Derivatives not designated as hedges
Assets:
Fuel contracts due within one year	Receivables	$44	$—

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$—
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$3	$—

Total derivatives
Assets:
Fuel contracts due within one year	Receivables	$51	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$4	$4
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$5	$4

Schedule of Gains (Losses) on Derivative Instruments

The following tables present the fuel hedge gains (losses) recognized during the periods presented and their classification in the financial statements (in millions):

Fuel derivatives designated as cash flow hedges	Amount of Gain (Loss) Recognized in AOCI on Derivatives (Effective Portion)		Gain (Loss) Reclassified from AOCI into Income (Fuel Expense) (Effective Portion)		Amount of Loss Recognized in Nonoperating Expense (Ineffective Portion)
	2012	2011	2012	2011	2012	2011
	$(51)	$163	$(141)	$503	$(1)	$(59)

Fuel derivatives not designated as cash flow hedges	Aircraft Fuel			Nonoperating Income (Expense)			Total Gain (Loss)
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	$—	$—	$(35)	$38	$—	$—	$38	$—	$(35)

Schedule of Derivative Credit Risk and Fair Value

The following table presents information related to the Company’s derivative credit risk as of December 31 (in millions):

	2012	2011
Net derivative assets with counterparties	$46	$73
Collateral held by the Company (a)	—	—
Potential loss related to the failure of the Company’s counterparties to perform	46	73

(a)	Classified as an other current liability.

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt
In millions)	At December 31,
	2012	2011
United:
Secured
Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	$5,943	$5,088
Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022	1,668	2,156
Amended credit facility, LIBOR plus 2.0%, due 2014	1,201	1,219
6.75% senior secured notes due 2015	800	800
9.875% senior secured notes and 12% second lien due 2013	600	650
12.75% senior secured notes due 2012	—	172
Unsecured
4.5% senior limited subordination convertible notes due 2021	156	156
6% notes due 2026 to 2028	652	—
6% senior notes due 2031	—	652
6% convertible junior subordinated debentures due 2030	248	248
8% senior notes due 2024	400	—
8% senior notes due 2026	—	125
4.5% convertible notes due 2015	230	230
Other	161	66

	12,059	11,562

Less: unamortized debt discount	(152)	(225)
Less: current portion of long-term debt—United	(1,812)	(1,186)

Long-term debt, net—United (a)	$10,095	$10,151

UAL:
6% senior convertible notes due 2029	$345	$345

Long-term debt, net—UAL	$10,440	$10,496

(a)	As further described below under “Convertible Debt Securities,” there is a basis difference between UAL and United debt values, because we were required to apply different accounting methodologies. The United debt presented above does not agree to United’s balance sheet by the amount of this adjustment.

Contractual Principal Payments

The table below presents the Company’s contractual principal payments at December 31, 2012 under then-outstanding long-term debt agreements in each of the next five calendar years (in millions):

	UAL	United
2013	$1,812	$1,812
2014	2,120	2,120
2015	2,023	2,023
2016	985	985
2017	545	545
After 2017	4,919	4,574

	$12,404	$12,059

Summary of Collateral Covenants and Cross Default Provisions

The Company’s debt and associated collateral and cross default provisions are summarized in the tables below:

Summary of Collateral, Covenants and Cross Default Provisions

Debt Instrument	Collateral, Covenants and Cross Default Provisions
Revolving Credit Facility	Secured by take-off and landing slots at Newark Liberty, LaGuardia and Washington Reagan and certain of their other assets. The facility requires the Company to maintain at least $3.0 billion of unrestricted liquidity at all times, which includes unrestricted cash, short-term investments and any undrawn amounts under any revolving credit facility and to maintain a minimum ratio of appraised value of collateral to the outstanding obligations under the Revolving Credit Facility of 1.67 to 1.0 at all times. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company.
Amended Credit Facility

Secured by certain of the Company’s international route authorities, international slots and related gate interests and associated rights. The international routes include the Pacific (including China and Hong Kong, but excluding Japan) and London Heathrow routes.

The Amended Credit Facility contains covenants, that among other things, restrict the ability of the Company and the guarantors under the facility to sell assets, incur additional indebtedness, make investments, pay dividends on or repurchase stock, or merge with other companies. The Company must also maintain a specified minimum 1.5 to 1.0 ratio of EBITDAR to the sum of the following fixed charges for all applicable periods: (a) cash interest expense and (b) cash aircraft operating rental expense. The Amended Credit Facility also requires compliance with the following financial covenants: (i) a minimum unrestricted cash balance of $1.0 billion at all times, and (ii) a minimum collateral ratio. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company and the guarantors under the facility.

PBGC Notes

The amended and restated indenture for these notes, which are unsecured, contains covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and pay dividends on or repurchase stock.

These covenants cease to be in effect when the indenture covering the Senior Notes is discharged. However, if the Company at that time or thereafter has a series of public debt securities with a principal amount of $300 million or more that has the benefit of covenants that are substantially similar to those contained in the indenture for the New PBGC Notes, then subject to certain conditions and upon written request of the PBGC to the Company, the Company will use commercially reasonable efforts to amend the indenture for the New PBGC Notes to include such covenants.

EETCs Secured by Spare Parts Inventory	The Company has a collateral maintenance agreement requiring it, among other things, to maintain a loan-to-collateral value ratio of not greater than 45% with respect to the senior series of equipment notes and a loan-to-collateral value ratio of not greater than 75% with respect to both series of notes combined. The Company must also maintain a certain level of rotable components within the spare parts collateral pool.
Senior Notes

Secured by certain of the Company’s U.S.-Asia and U.S.-London Heathrow routes and related assets, all of the outstanding common stock and other assets of the guarantor subsidiaries and substantially all of the other assets of the guarantors, including route authorities and related assets.

The indenture for the Senior Notes includes covenants that, among other things, restrict the Company’s ability to sell assets, incur additional indebtedness, issue preferred stock, make investments or pay dividends. In addition, if the Company fails to maintain a collateral coverage ratio of 1.5 to 1.0, we must pay additional interest on notes at the rate of 2% per annum until the collateral coverage ratio equals at least 1.5 to 1.0. The indenture for the Senior Notes also includes events of default customary for similar financings and a cross default provision if the Company fails to make payment when due with respect to certain obligations regarding frequent flyer miles purchased by Chase under United’s Co-Brand Agreement.

Leases And Capacity Purchase Agreements (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease Payments for Capital and Operating Leases

At December 31, 2012, United’s scheduled future minimum lease payments under operating leases having initial or remaining noncancelable lease terms of more than one year, aircraft leases, including aircraft rent under capacity purchase agreements and capital leases (substantially all of which are for aircraft) were as follows (in millions):

	Capital Leases (a)	Facility and Other Operating Leases	Aircraft Operating Leases (b)
2013	$214	$1,108	$1,543
2014	197	955	1,466
2015	177	816	1,198
2016	164	744	960
2017	120	696	861
After 2017	582	5,376	1,491

Minimum lease payments	$1,454	$9,695	$7,519

Imputed interest	(540)

Present value of minimum lease payments	914
Current portion	(122)

Long-term obligations under capital leases	$792

(a)	As of December 31, 2012, United’s aircraft capital lease minimum payments relate to leases of 49 mainline and 38 regional aircraft as well as to leases of nonaircraft assets. Imputed interest rate ranges are 3.3% to 20%.
(b)	The operating lease payments presented above include future payments of $130 million related to nonoperating aircraft as of December 31, 2012. United has 25 nonoperating aircraft subject to leases.

Schedule of Lease Valuation Adjustments

The lease valuation adjustments are classified within other noncurrent assets and other noncurrent liabilities, respectively, and are as follows as of December 31 (in millions):

Net deferred asset balance at December 31, 2010	$108
Less: amortization for the year ended December 31, 2011	(14)

Net deferred asset balance at December 31, 2011	94
Less: amortization for the year ended December 31, 2012	(12)

Net deferred asset balance at December 31, 2012	$82

Net deferred liability balance at December 31, 2010	$(1,374)
Less: accretion for the year ended December 31, 2011	241

Net deferred liability balance at December 31, 2011	(1,133)
Less: accretion for the year ended December 31, 2012	252

Net deferred liability balance at December 31, 2012	$(881)

Future Lease Payment Under Terms of Capacity Purchase Agreement

Based on these assumptions as of December 31, 2012, our future payments through the end of the terms of our CPAs are presented in the table below (in millions):

2013	$1,801
2014	1,604
2015	1,422
2016	1,187
2017	1,159
After 2017	2,376

$9,549

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Acquisition of Aircrafts and Related Spare Engines

The table below summarizes United’s commitments as of December 31, 2012 (including those intended to be assigned from UAL), which primarily relate to the acquisition of aircraft and related spare engines, aircraft improvements and include other commitments primarily to acquire information technology services and assets for the years ended December 31 (in billions):

2013	$1.8
2014	1.5
2015	2.0
2016	3.0
2017	2.5
After 2017	7.1

$17.9

Statement Of Consolidated Cash Flows-Supplemental Disclosures (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Disclosures of Cash Flow Information and Non-Cash Investing and Financing Activities

Supplemental disclosures of cash flow information and non-cash investing and financing activities for the years ended December 31, are as follows (in millions):

	UAL	United
2012
Cash paid during the period for:
Interest (net of amounts capitalized)	$766	$766
Income taxes	2	4
Non-cash transactions:
Property and equipment acquired through issuance of debt	544	544
8% Contingent Senior Unsecured Notes and 6% Senior Notes, net of discount	357	357
Special facility payment financing	101	101
Airport construction financing	50	50
2011
Cash paid during the period for:
Interest (net of amounts capitalized)	$855	$855
Income taxes	10	2
Non-cash transactions:
Property and equipment acquired through issuance of debt	$130	$130
8% Contingent Senior Unsecured Notes, net of discount	88	88
Interest paid in kind on 6% Senior Notes	37	37
2010
Cash paid (refunded) during the period for:
Interest (net of amounts capitalized)	$600	$600
Income taxes	(16)	(16)
Non-cash transactions:
Redemption of Continental’s 5% Convertible Notes with UAL common stock	$175	$175
Property and equipment acquired through issuance of debt and capital leases	98	98
Restricted cash collateral returned on derivative contracts	(45)	(45)
Interest paid in kind on 6% Senior Notes	35	35

Merger and Integration-Related Costs and Special Items (Tables)	12 Months Ended
Dec. 31, 2012
Components of Integration and Merger-Related Costs and Special Items

For the years ended December 31, Merger and integration-related costs and special items classified as special charges in the statements of consolidated operations consisted of the following for the years ended December 31 (in millions):

2012
Integration-related costs	$739
Labor agreement costs	475
Voluntary severance and benefits	125
Intangible asset impairment	30
Gains on sale of assets and other special charges, net	(46)

Total	$1,323

2011
Integration-related costs	$517
Termination of maintenance service contract	58
Intangible asset impairment	4
Other	13

Total	$592

2010
Merger costs:
Merger-related costs	$144
Salary and severance-related	249
Integration-related costs	171

564
Aircraft impairments	136
Goodwill impairment credit	(64)
Intangible asset impairment	29
Other	4

Total	$669

Accrual Activity

Activity related to the accruals for severance and medical costs and future lease payments on permanently grounded aircraft and unused facilities is as follows (in millions):

	Severance/ Medical Costs	Permanently Grounded Aircraft	Unused Facilities
Balance at December 31, 2009	$45	$83	$—
Liability assumed due to Merger, October 1, 2010	3	—	33
Accrual	155	(3)	—
Payments	(101)	(39)	(26)

Balance at December 31, 2010	102	41	7
Accrual	21	5	—
Payments	(68)	(15)	(3)

Balance at December 31, 2011	55	31	4
Accrual	170	(1)	(2)
Payments	(160)	(25)	(1)

Balance at December 31, 2012	$65	$5	$1

Selected Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Selected Quarterly Financial Data

UAL	Quarter Ended
(In millions, except per share amounts)	March 31	June 30	September 30	December 31
2012
Operating revenue	$8,602	$9,939	$9,909	$8,702
Income (loss) from operations	(271)	575	200	(465)
Net income (loss)	(448)	339	6	(620)
Basic earnings (loss) per share	(1.36)	1.02	0.02	(1.87)
Diluted earnings (loss) per share	(1.36)	0.89	0.02	(1.87)
2011
Operating revenue	$8,202	$9,809	$10,171	$8,928
Income from operations	34	808	935	45
Net income (loss)	(213)	538	653	(138)
Basic earnings (loss) per share	(0.65)	1.63	1.97	(0.42)
Diluted earnings (loss) per share	(0.65)	1.39	1.69	(0.42)

Schedule of Effect of Four Quarters Events

UAL’s quarterly results were impacted by the following significant items (in millions):

	Quarter Ended
	March 31	June 30	September 30	December 31
2012
Special charges (income):
Integration-related costs	$134	$137	$60	$408
Labor agreement costs	—	—	454	21
Voluntary severance and benefits	49	76	—	—
Intangible asset impairments	6	—	—	24
Gains on sale of assets and other special charges, net	(25)	(7)	—	(14)

Total special items	164	206	514	439

Income tax benefit	(2)	—	—	(9)

Total special items, net of tax	$162	$206	$514	$430

2011
Special charges (income):
Revenue—Co-brand Agreement modification (Note 2(c))	$—	$(107)	$—	$—
Integration-related costs	79	145	123	170
Termination of maintenance service contract	—	—	—	58
Aircraft-related charges (gains), net	(2)	1	(3)	(2)
Intangible asset impairment	—	—	—	4
Other special items	—	—	—	19

Total special items	77	39	120	249

Income tax benefit	—	—	—	(2)

Total special items, net of tax	$77	$39	$120	$247

Merger - Additional Information (Detail) (USD $) In Billions, except Share data, unless otherwise specified	1 Months Ended
	Oct. 31, 2010	Sep. 30, 2010
Business Acquisition [Line Items]
Shares of UAL common stock issued	148,000,000
Closing price of common stock		$ 23.66
Aggregate value of consideration paid for merger		$ 3.7
Continental Airlines Inc
Business Acquisition [Line Items]
Exchangeable share of Common stock converted	1.05

Significant Accounting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended							1 Months Ended
	Dec. 31, 2012 AirCraft	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Minimum	Dec. 31, 2012 Computer software	Dec. 31, 2012 Aircraft And Related Rotable Parts Minimum	Dec. 31, 2012 Aircraft And Related Rotable Parts Maximum	Jun. 09, 2011 ASU 2009-13 Co-Brand Agreement United Airlines, Inc. Item	Jun. 30, 2011 ASU 2009-13 Special Revenue Item
Significant Accounting Policies [Line Items]
Refundable tickets expiration period				1 year
Number of elements identified in agreement								5
Non-cash adjustment to decrease frequent flyer deferred revenue and increase special revenues		$ 600							$ 107
Carrying value of computer software	302
Depreciation expense related to computer software					81
Residual values						7.00%	11.00%
Number of jet aircraft	222
Advertising expense	$ 154	$ 142	$ 90

Description of New Accounting Pronouncement Changes in Revenue (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Special revenue item	$ 600
Per basic share	$ 1.82
Per diluted share	$ 1.57

Schedule of Information Related to Amounts Recorded Related to Frequent Flyer Programs (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Significant Accounting Policies [Line Items]
Cash Proceeds from Miles Sold	$ 2,852		$ 3,121		$ 2,156
Other Revenue Recognized Upon Award of Miles to Third-Party Customers	816	[1]	566	[1]	331	[1]
Increase in Frequent Flyer Deferred Revenue for Miles Awarded	2,036	[2]	2,357	[2]	1,739	[2]
Net Increase in Advanced Purchase of Miles			$ 198	[3]	$ 86	[3]

[1]	This amount represents other revenue recognized during the period from the sale of miles to third parties, representing the marketing services component of the sale.
[2]	This amount represents the increase to frequent flyer deferred revenue during the period.
[3]	This amount represents the net increase in the advance purchase of miles obligation due to cash payments for the sale of miles in excess of miles awarded to customers.

Estimated Useful Lives of Property and Equipment (Detail)	12 Months Ended
Dec. 31, 2012
Aircraft And Related Rotable Parts | Minimum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	27 years
Aircraft And Related Rotable Parts | Maximum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	30 years
Building | Minimum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	25 years
Building | Maximum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	45 years
Other Property And Equipment | Minimum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	4 years
Other Property And Equipment | Maximum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	15 years
Computer software
Property, Plant and Equipment [Line Items]
Estimated Useful Life	5 years
Building Improvements | Minimum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	1 year
Building Improvements | Maximum
Property, Plant and Equipment [Line Items]
Estimated Useful Life	40 years

Goodwill and Other Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Goodwill And Intangible Assets [Line Items]
Goodwill	$ 4,523		$ 4,523
Finite-lived intangible assets, Gross Carrying Amount	1,805		1,806
Finite-lived intangible assets, Accumulated Amortization	792		670
Indefinite-lived intangible assets, Gross Carrying Amount	3,584		3,614
Airport Slots And Gates
Goodwill And Intangible Assets [Line Items]
Asset life	8 years	[1]
Finite-lived intangible assets, Gross Carrying Amount	99		100
Finite-lived intangible assets, Accumulated Amortization	75		61
Hubs
Goodwill And Intangible Assets [Line Items]
Asset life	20 years	[1]
Finite-lived intangible assets, Gross Carrying Amount	145		145
Finite-lived intangible assets, Accumulated Amortization	52		44
Patents And Trade Names
Goodwill And Intangible Assets [Line Items]
Asset life	3 years	[1]
Finite-lived intangible assets, Gross Carrying Amount	108		108
Finite-lived intangible assets, Accumulated Amortization	99		86
Frequent Flyer Database
Goodwill And Intangible Assets [Line Items]
Asset life	22 years	[1],[2]
Finite-lived intangible assets, Gross Carrying Amount	1,177	[2]	1,177	[2]
Finite-lived intangible assets, Accumulated Amortization	447	[2]	381	[2]
Contracts
Goodwill And Intangible Assets [Line Items]
Asset life	13 years	[1]
Finite-lived intangible assets, Gross Carrying Amount	167		167
Finite-lived intangible assets, Accumulated Amortization	75		64
Other Intangible Assets
Goodwill And Intangible Assets [Line Items]
Asset life	25 years	[1]
Finite-lived intangible assets, Gross Carrying Amount	109		109
Finite-lived intangible assets, Accumulated Amortization	44		34
Airport Slots And Gates
Goodwill And Intangible Assets [Line Items]
Indefinite-lived intangible assets, Gross Carrying Amount	981		1,011
Route Authorities
Goodwill And Intangible Assets [Line Items]
Indefinite-lived intangible assets, Gross Carrying Amount	1,606		1,606
Tradenames And Logos
Goodwill And Intangible Assets [Line Items]
Indefinite-lived intangible assets, Gross Carrying Amount	593		593
Alliances
Goodwill And Intangible Assets [Line Items]
Indefinite-lived intangible assets, Gross Carrying Amount	$ 404		$ 404

[1]	Weighted average life expressed in years.
[2]	The frequent flyer databases are amortized based on an accelerated amortization schedule to reflect utilization of the assets. Estimated cash flows correlating to the expected attrition rate of customers in the frequent flyer databases were considered in the determination of the amortization schedules.

Actual and Expected Future Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Actual and Estimated Amortization Expense [Line Items]
Actual Amortization	$ 121	$ 169	$ 96
Projected Amortization:
2013	142
2014	129
2015	106
2016	91
2017	$ 81

Common Stockholders' Equity and Preferred Securities - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Oct. 31, 2010	Dec. 31, 2010 Continental 5% Convertible Notes	Oct. 31, 2010 Continental Airlines Inc	Dec. 31, 2012 Continental Airlines Inc
Stockholders Equity [Line Items]
Common stock reserved for future issuance	72,000,000
Junior preferred stock outstanding	2
Junior preferred stock par value per share	$ 0.01
Preferred stock authorized to issue	250,000,000
Common stock, shares issued			148,000,000	9,000,000
Aggregate principal amount of 5% convertible notes				$ 175
Debt instrument convertible effective interest rate				5.00%
Debt instrument maturity year				2023
Common stock outstanding shares converted and exchanged	332,472,779	330,906,192			141,000,000
Exchangeable share of Common stock converted					1.05
Canceled and replaced common stock						1,000
Common stock, par value	$ 0.01	$ 0.01				$ 0.01

Computation of Earnings Per Share (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Basic earnings (loss) per share:
Net income (loss)	$ (620)	$ 6	$ 339	$ (448)	$ (138)	$ 653	$ 538	$ (213)	$ (723)	$ 840	$ 253
Less: Income allocable to participating securities										(3)	(1)
Earnings (loss) available to common stockholders									(723)	837	252
Basic weighted-average shares outstanding									331	329	207
Earnings (loss) per share, basic	$ (1.87)	$ 0.02	$ 1.02	$ (1.36)	$ (0.42)	$ 1.97	$ 1.63	$ (0.65)	$ (2.18)	$ 2.54	$ 1.22
Diluted earnings (loss) per share:
Earnings (loss) available to common stockholders									(723)	837	252
Earnings (loss) available to common stockholders including the effect of dilutive securities									(723)	864	273
Basic weighted-average shares outstanding									331	329	207
Effect of employee stock options										2	2
Diluted weighted-average shares outstanding									331	383	253
Earnings (loss) per share, diluted	$ (1.87)	$ 0.02	$ 0.89	$ (1.36)	$ (0.42)	$ 1.69	$ 1.39	$ (0.65)	$ (2.18)	$ 2.26	$ 1.08
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									66	21	35
6% Senior Convertible Notes
Diluted earnings (loss) per share:
Effect of convertible notes on diluted earnings per share, amount										18	18
Effect of convertible notes on diluted earnings per share, shares										40	40
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									40
4.5% Convertible Notes
Diluted earnings (loss) per share:
Effect of convertible notes on diluted earnings per share, amount										9	2
Effect of convertible notes on diluted earnings per share, shares										12	3
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									12
5% Convertible Notes
Diluted earnings (loss) per share:
Effect of convertible notes on diluted earnings per share, amount											$ 1
Effect of convertible notes on diluted earnings per share, shares											1
4.5 % Senior Limited Subordination Convertible Notes
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									5	11	22
Stock Options
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									4	5	9
6% Convertible Junior Subordinated Debentures
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									4	4	1
Restricted Stock
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts									1	1
5% Senior Convertible Notes
Potentially dilutive shares excluded from diluted per share amounts:
Potentially dilutive shares excluded from diluted per share amounts											3

Computation of Earnings Per Share (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
6% Senior Convertible Notes
Earnings Loss Per Share [Line Items]
Debt instrument convertible effective interest rate	6.00%	6.00%	6.00%
4.5% Convertible Notes
Earnings Loss Per Share [Line Items]
Debt instrument convertible effective interest rate	4.50%	4.50%	4.50%
4.5 % Senior Limited Subordination Convertible Notes
Earnings Loss Per Share [Line Items]
Debt instrument convertible effective interest rate	4.50%	4.50%	4.50%
6% Convertible Junior Subordinated Debentures
Earnings Loss Per Share [Line Items]
Debt instrument convertible effective interest rate	6.00%	6.00%	6.00%
5% Senior Convertible Notes
Earnings Loss Per Share [Line Items]
Debt instrument convertible effective interest rate			5.00%

Share-Based Compensation Plans - Additional Information (Detail) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	1 Months Ended		3 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended							3 Months Ended
	Sep. 30, 2010	May 31, 2010	Dec. 31, 2010	Dec. 31, 2012 D	Dec. 31, 2010	Feb. 29, 2012 Restricted Stock	Dec. 31, 2012 Restricted Stock	Dec. 31, 2011 Restricted Stock	Dec. 31, 2010 Restricted Stock	Feb. 29, 2012 Restricted Stock Units	Dec. 31, 2012 Restricted Stock Units	Dec. 31, 2011 Restricted Stock Units	Dec. 31, 2010 Restricted Stock Units	Feb. 29, 2012 Performance Shares	Dec. 31, 2012 Stock Options	Dec. 31, 2012 Stock Options Minimum	Dec. 31, 2012 Stock Options Maximum	Dec. 31, 2012 Restricted Stock and Restricted Stock Units	Dec. 31, 2011 Restricted Stock and Restricted Stock Units	Dec. 31, 2010 Restricted Stock and Restricted Stock Units	Dec. 31, 2012 Continental Airlines Inc Predecessor	Dec. 31, 2010 United Airlines, Inc.
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of days used to compute performance period average closing price of restricted stock units				20
Share-Based Compensation, award granted						500	545	536	212	600	1,986	3,655	1,395	1,300
Share-Based Compensation, vesting period						3 years				3 years				3 years		3 years	4 years				3 years
Share-Based Compensation, vesting date														Dec 31, 2014
Equity awards conversion rate																					1.05
Equity awards fair value																		$ 27	$ 7	$ 33	$ 78
Equity awards payment percentage																					150.00%
Closing price of common stock	$ 23.66	$ 22.33																			$ 23.48
Cash settlements for restricted stock unit			19								35	57	84									18
Stock options, contractual term, years															10 years
Dividend yield					0.00%
Liability due to PBRSUs converted to fixed cash equivalent											$ 57

Schedule of Share-Based Compensation Plan Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation cost	$ 57	[1]	$ 54	[1]	$ 117	[1]
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation cost	37	[1]	18	[1]	20	[1]
Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation cost	13	[1]	12	[1]	6	[1]
Share-Based Awards Converted To Cash Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation cost	6	[1],[2]	19	[1],[2]	84	[1],[2]
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation cost	$ 1	[1]	$ 5	[1]	$ 7	[1]

[1]	All compensation cost is recorded to Salaries and related costs, with the exception of $9 million, $17 million and $70 million in 2012, 2011 and 2010, respectively, that was recorded in integration and Merger-related costs as a component of special charges, respectively.
[2]	As described below, in connection with the Merger, certain awards were converted into fixed cash equivalents.

Schedule of Share-Based Compensation Plan Cost (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Integration and merger related costs	$ 408	$ 60	$ 137	$ 134	$ 170	$ 123	$ 145	$ 79	$ 739	$ 517	$ 171
Share-Based Awards Converted To Cash Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Integration and merger related costs									$ 9	$ 17	$ 70

Schedule of Unearned Compensation and Weighted Average Remaining Period for Outstanding Share-Based Awards (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unearned Compensation	$ 33
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unearned Compensation	24
Weighted- Average Remaining Period (in years)	1 year 1 month 6 days
Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unearned Compensation	7
Weighted- Average Remaining Period (in years)	1 year 4 months 24 days
Share-Based Awards Converted To Cash Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unearned Compensation	1
Weighted- Average Remaining Period (in years)	2 months 12 days
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unearned Compensation	$ 1
Weighted- Average Remaining Period (in years)	1 year 2 months 12 days

Stock Option Activity (Detail) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options, Outstanding at beginning of year	6,946	11,052	6,406
Issued in exchange for Continental options			7,366
Exercised, Options	(1,327)	(2,449)	(2,467)
Surrendered, Options	(1,012)	(1,657)	(253)
Options, Outstanding at end of year	4,607	6,946	11,052
Weighted- Average Exercise Price, Outstanding at beginning of year	$ 23.8	$ 21.7	$ 22.42
Exercisable at December 31, 2012	4,358
Issued in exchange for Continental options, Weighted- Average Exercise Price			$ 16.77
Exercised, Weighted- Average Exercise Price	$ 12.42	$ 10.77	$ 8.13
Surrendered, Weighted- Average Exercise Price	$ 30.5	$ 29.07	$ 28.77
Weighted- Average Exercise Price, Outstanding at end of year	$ 25.6	$ 23.8	$ 21.7
Exercisable at end of period, Weighted- Average Exercise Price	$ 25.76
Weighted- Average Remaining Contractual Life , Outstanding at end of year, in years	2 years 10 months 24 days
Weighted- Average Remaining Contractual Life , Exercisable at end of period, in years	2 years 10 months 24 days
Exercised, Aggregate Intrinsic Value	$ 14	$ 33	$ 42
Aggregate Intrinsic Value, Outstanding at end of period	20
Aggregate Intrinsic Value , Exercisable at end of period	$ 20

Schedule of Additional Information for Options Granted by United Continental Holdings (Detail) (USD $)	12 Months Ended
Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Risk-free interest rate, minimum	0.10%
Risk-free interest rate, maximum	1.80%
Dividend yield	0.00%
Expected market price volatility of UAL common stock	75.00%
Weighted-average fair value	$ 11.52
Minimum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life of options (years)	1 month 6 days
Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life of options (years)	6 years 3 months 18 days

Schedule Of Restricted Stock Unit and Restricted Stock Activity (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Feb. 29, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Non-vested at beginning of year		3,366	51	1,719
Granted, Stock	600	1,986	3,655	1,395
Modified, Stock				(449)
Converted to fixed cash equivalent				(1,496)
Vested, Stock		(552)	(141)	(1,069)
Surrendered, Stock		(569)	(199)	(49)
Non-vested at end of year, Stock		4,231	3,366	51
Weighted- Average Grant Price at beginning of year		$ 19.98	$ 22.85	$ 4.9
Granted, Weighted- Average Grant Price		$ 22.2	$ 19.89	$ 22.2
Modified, Weighted- Average Grant Price				$ 21.63
Converted to fixed cash equivalent, Weighted- Average Grant Price
Vested, Weighted- Average Grant Price		$ 21.21	$ 18.13	$ 22.41
Surrendered, Weighted- Average Grant Price		$ 22.19	$ 19.9	$ 10.55
Non-vested at end of year, Weighted- Average Grant Price		$ 22.22	$ 19.98	$ 22.85
Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Non-vested at beginning of year		985	671	811
Assumed in Merger, Stock				20
Granted, Stock	500	545	536	212
Modified, Stock				449
Converted to fixed cash equivalent				(164)
Vested, Stock		(643)	(195)	(651)
Surrendered, Stock		(115)	(27)	(6)
Non-vested at end of year, Stock		772	985	671
Weighted- Average Grant Price at beginning of year		$ 23.33	$ 17.2	$ 27.82
Assumed in Merger, Weighted- Average Grant Price				$ 23.66
Granted, Weighted- Average Grant Price		$ 24.01	$ 23.87	$ 24.55
Modified, Weighted- Average Grant Price				$ 21.63
Converted to fixed cash equivalent, Weighted- Average Grant Price
Vested, Weighted- Average Grant Price		$ 23.05	$ 22.26	$ 31.47
Surrendered, Weighted- Average Grant Price		$ 24.01	$ 23.95	$ 11.03
Non-vested at end of year, Weighted- Average Grant Price		$ 23.94	$ 23.33	$ 17.2

Components of Income Tax Expense (Benefit) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components Of Income Tax Expense Benefit [Line Items]
Current				$ (14)	$ 11	$ 10
Deferred				13	(6)	(10)
Income tax benefit	(9)	(2)	(2)	(1)	5
United Airlines, Inc.
Components Of Income Tax Expense Benefit [Line Items]
Current				(9)	3	2
Deferred				13	(5)	(18)
Income tax benefit				$ 4	$ (2)	$ (16)

Income Tax Provision Differed from Amounts Computed at Statutory Federal Income Tax Rate (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Income tax provision at statutory rate				$ (253)	$ 298	$ 87
State income taxes, net of federal income tax				(15)	(19)	24
Nondeductible acquisition costs					(17)	45
Foreign income taxes				7
Nondeductible employee meals				12	12	8
Nondeductible interest expense				19	13	12
Change in tax law-Medicare Part D Subsidy						119
Nondeductible compensation				5	9	13
Goodwill credit						(22)
Valuation allowance				234	(294)	(290)
Other, net				(10)	3	4
Income tax benefit	(9)	(2)	(2)	(1)	5
United Airlines, Inc.
Income Taxes [Line Items]
Income tax provision at statutory rate				(230)	299	100
State income taxes, net of federal income tax				(7)	(17)	25
Nondeductible acquisition costs					(17)	45
Foreign income taxes				7
Nondeductible employee meals				12	12	8
Nondeductible interest expense				19	13	12
Change in tax law-Medicare Part D Subsidy						119
Derivative market adjustment				(15)	10
Nondeductible compensation				5	10	13
Goodwill credit						(22)
Valuation allowance				223	(315)	(313)
Tax benefit resulting from intraperiod tax allocation						(6)
Other, net				(10)	3	3
Income tax benefit				$ 4	$ (2)	$ (16)

Components of Deferred Tax Assets and Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Deferred income tax asset (liability):
Federal and state net operating loss ("NOL") carryforwards	$ 3,025	[1]	$ 2,911	[1]
Frequent flyer deferred revenue	2,425	[1]	2,386	[1]
Employee benefits, including pension, postretirement, medical and the Pension Benefit Guaranty Corporation ("PBGC") notes	2,488	[1]	1,897	[1]
Lease fair value adjustment	259		376
AMT credit carryforwards	251		268
Other assets	947	[1]	1,251	[1]
Less: Valuation allowance	(4,603)		(4,137)
Total deferred tax assets	4,792		4,952
Depreciation, capitalized interest and other	(3,705)		(3,860)
Intangibles	(1,578)		(1,627)
Other liabilities	(509)		(453)
Total deferred tax liabilities	(5,792)		(5,940)
Net deferred tax liability	(1,000)		(988)
United Airlines, Inc.
Deferred income tax asset (liability):
Federal and state net operating loss ("NOL") carryforwards	2,957	[1]	2,859	[1]
Frequent flyer deferred revenue	2,426	[1]	2,390	[1]
Employee benefits, including pension, postretirement, medical and the Pension Benefit Guaranty Corporation ("PBGC") notes	2,491	[1]	1,978	[1]
Lease fair value adjustment	259		376
AMT credit carryforwards	251		268
Other assets	882	[1]	1,141	[1]
Less: Valuation allowance	(4,503)		(4,048)
Total deferred tax assets	4,763		4,964
Depreciation, capitalized interest and other	(3,702)		(3,857)
Intangibles	(1,579)		(1,628)
Other liabilities	(406)		(391)
Total deferred tax liabilities	(5,687)		(5,876)
Net deferred tax liability	$ (924)		$ (912)

[1]	Deferred tax assets for 2012 reflect adjustments made in the current year to increase UAL's and United's deferred tax assets for frequent flyer deferred revenue and employee benefits by approximately $257 million and $187 million, respectively, and to reduce net operating loss carryforwards and other deferred tax assets by the same amounts.

Components of Deferred Tax Assets and Liabilities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Frequent Flyer
Deferred Income Tax Assets And Liabilities [Line Items]
Deferred tax assets adjustments	$ 257
Employee Benefits
Deferred Income Tax Assets And Liabilities [Line Items]
Deferred tax assets adjustments	$ 187

Income Taxes - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Unrecorded tax benefit	$ 883,000,000
Federal pre-tax NOL carry forwards	10,300,000,000
Tax benefits of net operating losses	196,000,000
Cumulative loss position prior to 2011	3 years
Percentage of cumulative income related to revenue	0.40%
Current valuation allowances	4,603,000,000	4,137,000,000
Increase (decrease) in current valuation allowances	466,000,000
Unrecognized tax benefits	19,000,000	24,000,000	32,000,000	16,000,000
Unrecognized tax benefits that would impact effective tax rate if recognized	17,000,000
2022
Income Taxes [Line Items]
Net operating loss expiration amount	1,500,000,000
2023
Income Taxes [Line Items]
Net operating loss expiration amount	1,600,000,000
2024
Income Taxes [Line Items]
Net operating loss expiration amount	2,400,000,000
2025
Income Taxes [Line Items]
Net operating loss expiration amount	2,000,000,000
Thereafter
Income Taxes [Line Items]
Net operating loss expiration amount	2,800,000,000
Minimum
Income Taxes [Line Items]
NOL carry forwards expiration period, years	5 years
Maximum
Income Taxes [Line Items]
NOL carry forwards expiration period, years	20 years
United Airlines, Inc.
Income Taxes [Line Items]
Current valuation allowances	4,503,000,000	4,048,000,000
Increase (decrease) in current valuation allowances	$ 455,000,000

Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Contingency [Line Items]
Balance at January 1,	$ 24	$ 32	$ 16
Decrease in unrecognized tax benefits relating to settlements with taxing authorities	(12)
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior period	8	(9)
Decrease in unrecognized tax benefits relating from a lapse of the statute of limitations	(1)
Increase due to Continental's uncertain tax positions at the Merger closing date			6
Increase in unrecognized tax benefits as a result of tax positions taken during the current period		1	10
Balance at December 31,	$ 19	$ 24	$ 32

Reconciliation of Change in Projected Benefit Obligation and Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligation:	$ 3,978	$ 3,321
Benefit obligation at beginning of year	3,708	3,322
Service cost	99	88	27
Interest cost	184	178	51
Actuarial (gain) loss	702	251
Gross benefits paid	(162)	(137)
Other	(5)	6
Benefit obligation at end of year	4,526	3,708	3,322
Balance at beginning of year	1,868	1,871
Actual gain (loss) on plan assets	223	(47)
Employer contributions	228	194
Benefits paid	(162)	(137)
Other		(13)
Balance at end of year	2,157	1,868	1,871
Funded status-Net amount recognized	(2,369)	(1,840)
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at beginning of year	2,541	2,494
Service cost	50	47	33
Interest cost	124	127	120
Plan participants' contributions	77	73
Actuarial (gain) loss	110	(2)
Federal subsidy	13	13
Plan amendments	22	3
Gross benefits paid	(194)	(214)
Benefit obligation at end of year	2,743	2,541	2,494
Balance at beginning of year	58	58
Actual gain (loss) on plan assets	1	1
Employer contributions	116	141
Plan participants' contributions	77	72
Benefits paid	(194)	(214)
Balance at end of year	58	58	58
Funded status-Net amount recognized	$ (2,685)	$ (2,483)

Amounts Recognized in Consolidated Balance Sheet and Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Benefits
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent asset	$ 35	$ 31
Current liability	(4)	(9)
Noncurrent liability	(2,400)	(1,862)
Total liability	(2,369)	(1,840)
Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	(826)	(231)
Prior service cost	2	3
Total accumulated other comprehensive income (loss)	(824)	(228)
Other Postretirement Benefits
Amounts recognized in the consolidated balance sheets consist of:
Current liability	(71)	(76)
Noncurrent liability	(2,614)	(2,407)
Total liability	(2,685)	(2,483)
Amounts recognized in accumulated other comprehensive income (loss) consist of:
Net actuarial gain (loss)	(79)	33
Prior service cost	(24)	(2)
Total accumulated other comprehensive income (loss)	$ (103)	$ 31

Accumulated Benefit Obligation and Projected Benefit Obligation in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 4,387	$ 3,594
Accumulated benefit obligation	3,869	3,230
Fair value of plan assets	$ 1,991	$ 1,731

Components of Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 99	$ 88	$ 27
Interest cost	184	178	51
Expected return on plan assets	(138)	(140)	(39)
Curtailment gain			(7)
Amortization of prior service cost (credit)	(1)	(2)	(2)
Special termination benefits			4
Settlement (gain) loss	1	1
Amortization of unrecognized actuarial (gain) loss	21	(20)	1
Net periodic benefit cost	166	105	35
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Service cost	50	47	33
Interest cost	124	127	120
Expected return on plan assets	(2)	(2)	(2)
Amortization of unrecognized actuarial (gain) loss	(3)	(2)	(12)
Net periodic benefit cost	$ 169	$ 170	$ 139

Amortized Accumulated Other Comprehensive Income Into Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss to be reclassified from accumulated other comprehensive income into net periodic benefit cost	$ 730	$ 464	$ (95)
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss to be reclassified from accumulated other comprehensive income into net periodic benefit cost	73
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss to be reclassified from accumulated other comprehensive income into net periodic benefit cost	$ 7

Assumption Used for Benefit Plans (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pension Benefits
Assumptions used to determine benefit obligations
Discount rate	4.19%	5.00%
Rate of compensation increase	2.49%	2.48%
Assumptions used to determine net expense
Discount rate	5.02%	5.39%
Expected return on plan assets	7.54%	7.55%
Rate of compensation increase	2.48%	2.49%
Other Postretirement Benefits
Assumptions used to determine benefit obligations
Discount rate	4.12%	4.91%
Assumptions used to determine net expense
Discount rate	4.92%	5.13%
Expected return on plan assets	4.00%	4.00%
Health care cost trend rate assumed for next year	6.75%	7.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate in 2020)	5.00%	5.00%

Allocation of Plan Asset (Detail)	12 Months Ended
Dec. 31, 2012
Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	9.50%
Equity Securities | Minimum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	38.00%
Equity Securities | Maximum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	54.00%
Fixed-Income Securities
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	6.00%
Fixed-Income Securities | Minimum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	27.00%
Fixed-Income Securities | Maximum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	33.00%
Alternatives
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	7.30%
Alternatives | Minimum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	17.00%
Alternatives | Maximum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	23.00%
Other Investments
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	3.80%
Other Investments | Minimum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	2.00%
Other Investments | Maximum
Defined Benefit Plan Disclosure [Line Items]
Expected Long-Term Rate of Return	6.00%

Pension and Other Postretirement Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Effect on postretirement benefit obligation,1% Decrease	$ 336
Effect on total service and interest cost,1% Increase	23
Percentage of pre-tax earnings paid for profit sharing plan	15.00%	15.00%
Share-based compensation program pre-tax profits excluding special items, profit sharing expense and share-based compensation program expense threshold	10	10
Profit sharing and payroll tax expense	119	265	166
Multiemployer Plans, Pension | IAM National Pension Plan
Defined Benefit Plan Disclosure [Line Items]
Multi-employer plan contributions	350
Multiemployer Plans, Pension | IAM National Pension Plan | Minimum
Defined Benefit Plan Disclosure [Line Items]
Percent of company's contribution to plan		5.00%
United Airlines, Inc.
Defined Benefit Plan Disclosure [Line Items]
Contribution to defined contribution plans by employer	366	325	254
United Airlines, Inc. | Non-Elective Employer Contributions | Minimum
Defined Benefit Plan Disclosure [Line Items]
Employer contribution, percentage	1.00%
United Airlines, Inc. | Non-Elective Employer Contributions | Maximum
Defined Benefit Plan Disclosure [Line Items]
Employer contribution, percentage	16.00%
United Airlines, Inc. | International Association Of Machinists
Defined Benefit Plan Disclosure [Line Items]
IAM multi-employer plan contributions	36	34	34
United Airlines, Inc. | Multiemployer Plans, Pension | IAM National Pension Plan
Defined Benefit Plan Disclosure [Line Items]
Multi-employer plan contributions	36	34
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Expected employer contributions	217
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Effect on postretirement benefit obligation,1% Decrease	(280)
Effect on total service and interest cost,1% Increase	22
Expected employer contributions	$ 134
Other Postretirement Benefits | Deposit Administration Fund
Defined Benefit Plan Disclosure [Line Items]
Target allocation of plan assets	100.00%

Effect of One-Percentage-Point Change in Assumed Health Care Trend Rate (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Effect on total service and interest cost,1% Increase	$ 23
Effect on post retirement benefit obligation,1% Decrease	336
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Effect on total service and interest cost,1% Increase	22
Effect on post retirement benefit obligation,1% Increase	338
Effect on total service and interest cost,1% Decrease	(18)
Effect on post retirement benefit obligation,1% Decrease	$ (280)

Pension and Other Postretirement Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	$ 2,157	$ 1,868	$ 1,871
Pension Benefits | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	1,034	872
Pension Benefits | Fixed-Income Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	611	530
Pension Benefits | Alternatives
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	394	344
Pension Benefits | Insurance Contract
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	36	42
Pension Benefits | Other Investments
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	82	80
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	58	58	58
Other Postretirement Benefits | Deposit Administration Fund
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	58	58
Level 1 | Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	383	355
Level 1 | Pension Benefits | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	383	355
Level 2 | Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	1,576	1,322
Level 2 | Pension Benefits | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	651	517
Level 2 | Pension Benefits | Fixed-Income Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	609	530
Level 2 | Pension Benefits | Alternatives
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	234	195
Level 2 | Pension Benefits | Other Investments
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	82	80
Level 3
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	256	249	250
Level 3 | Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	198	191
Level 3 | Pension Benefits | Fixed-Income Securities
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	2
Level 3 | Pension Benefits | Alternatives
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	160	149
Level 3 | Pension Benefits | Insurance Contract
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	36	42
Level 3 | Other Postretirement Benefits | Deposit Administration Fund
Defined Benefit Plan Disclosure [Line Items]
Pension and other postretirement plan assets	$ 58	$ 58

Defined Benefit Plan Assets Measured at Fair Value Using Unobservable Inputs (Level Three) (Detail) (Level 3, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Level 3
Defined Benefit Plan Disclosure [Line Items]
Balance at beginning of year	$ 249	$ 250
Unrealized gains (losses) relating to assets still held at year end	(47)	6
Purchases, sales, issuances and settlements (net)	54	(7)
Balance at end of year	$ 256	$ 249

Estimated Future Benefit Payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
2013	$ 312
2014	317
2015	321
2016	320
2017	317
Years 2018 - 2022	1,579
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
2013	136
2014	143
2015	150
2016	159
2017	166
Years 2018 - 2022	964
Other Postretirement-Subsidy Receipts
Defined Benefit Plan Disclosure [Line Items]
2013	7
2014	8
2015	9
2016	10
2017	11
Years 2018 - 2022	$ 61

Multi-Employer Plans (Detail) (Multiemployer Plans, Pension, IAM National Pension Plan, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Multiemployer Plans [Line Items]
EIN/ Pension Plan Number	51-6031295 - 002
Pension Protection Act Zone Status (2012 and 2011)	Green	[1]
FIP/RP Status Pending/Implemented	No
United's Contributions	$ 350
Surcharge Imposed	No
United Airlines, Inc.
Multiemployer Plans [Line Items]
United's Contributions	$ 36		$ 34

[1]	Plans in the green zone are at least 80 percent funded.

Multi-Employer Plans (Parenthetical) (Detail) (Minimum, Multiemployer Plans, Pension, IAM National Pension Plan)	Dec. 31, 2012
Minimum | Multiemployer Plans, Pension | IAM National Pension Plan
Multiemployer Plans [Line Items]
Green zone funded percentage	80.00%

Operating Revenue by Principle Geographic Region (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total revenues	$ 37,152	$ 37,110	$ 23,325
Domestic (U.S. and Canada)
Segment Reporting Information [Line Items]
Total revenues	21,276	21,922	14,382
Pacific
Segment Reporting Information [Line Items]
Total revenues	6,040	5,404	3,971
Atlantic
Segment Reporting Information [Line Items]
Total revenues	6,582	6,675	3,912
Latin America
Segment Reporting Information [Line Items]
Total revenues	3,254	3,109	1,060
United Airlines, Inc.
Segment Reporting Information [Line Items]
Total revenues	37,160	37,119	23,334
United Airlines, Inc. | Domestic (U.S. and Canada)
Segment Reporting Information [Line Items]
Total revenues	21,284	21,931	14,391
United Airlines, Inc. | Pacific
Segment Reporting Information [Line Items]
Total revenues	6,040	5,404	3,971
United Airlines, Inc. | Atlantic
Segment Reporting Information [Line Items]
Total revenues	6,582	6,675	3,912
United Airlines, Inc. | Latin America
Segment Reporting Information [Line Items]
Total revenues	$ 3,254	$ 3,109	$ 1,060

Components of Accumulated Other Comprehensive Income (loss), Net of Tax (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	$ (417)	$ 387	$ 35
Derivative financial instruments:
Reclassification of gains into earnings	141	(503)	68
Change in fair value of derivatives	(51)	163	168
Change in fair value of other financial instruments	11		21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	17	(24)	(12)
Current year actuarial gains	(747)	(440)	107
Ending Balance	(1,046)	(417)	387
United Airlines, Inc.
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	(425)	381	35
Derivative financial instruments:
Reclassification of gains into earnings	141	(503)	68
Change in fair value of derivatives	(51)	163	168
Change in fair value of other financial instruments	12	(2)	21
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	17	(24)	(12)
Current year actuarial gains	(747)	(440)	107
Income tax expense on other comprehensive income			(6)
Ending Balance	(1,053)	(425)	381
Accumulated Defined Benefit Plans Adjustment
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	(312)	152	57
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	17	(24)	(12)
Current year actuarial gains	(747)	(440)	107
Ending Balance	(1,042)	(312)	152
Accumulated Defined Benefit Plans Adjustment | United Airlines, Inc.
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	(312)	152	57
Employee benefit plans:
Reclassification of unrecognized net actuarial gains into earnings	17	(24)	(12)
Current year actuarial gains	(747)	(440)	107
Ending Balance	(1,042)	(312)	152
Accumulated Net Unrealized Investment Gain (Loss)
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	(105)	235	(22)
Derivative financial instruments:
Reclassification of gains into earnings	141	(503)	68
Change in fair value of derivatives	(51)	163	168
Change in fair value of other financial instruments	11		21
Employee benefit plans:
Ending Balance	(4)	(105)	235
Accumulated Net Unrealized Investment Gain (Loss) | United Airlines, Inc.
Accumulated Other Comprehensive Income [Line Items]
Beginning Balance	(107)	235	(22)
Derivative financial instruments:
Reclassification of gains into earnings	141	(503)	68
Change in fair value of derivatives	(51)	163	168
Change in fair value of other financial instruments	12	(2)	21
Employee benefit plans:
Ending Balance	(5)	(107)	235
Income Tax Expense Benefit | United Airlines, Inc.
Employee benefit plans:
Income tax expense on other comprehensive income			(6)
Ending Balance	$ (6)	$ (6)	$ (6)

Financial Assets and Liabilities Measured at Fair Value on Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
United Airlines, Inc. | Convertible Debt Derivative Asset
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt derivative asset	$ 268	$ 193
United Airlines, Inc. | Convertible Debt Option Liability
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt option liability	(128)	(95)
Fair Value, Measurements, Recurring | Cash and Cash Equivalents
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Cash and cash equivalents	4,770	6,246
Fair Value, Measurements, Recurring | Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	715	478
Fair Value, Measurements, Recurring | Corporate Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	537	515
Fair Value, Measurements, Recurring | CDARS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	367	355
Fair Value, Measurements, Recurring | Auction Rate Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	116	113
Fair Value, Measurements, Recurring | U.S. Government And Agency Notes
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	12	22
Fair Value, Measurements, Recurring | Other Fixed Income Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	26	33
Fair Value, Measurements, Recurring | EETC
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Enhanced equipment trust certificates ("EETC")	63	60
Fair Value, Measurements, Recurring | Fuel Derivatives, Net
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Fuel derivatives, net	46	73
Fair Value, Measurements, Recurring | Foreign Currency Derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Foreign currency derivatives		(1)
Fair Value, Measurements, Recurring | Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Restricted cash	447	569
Fair Value, Measurements, Recurring | Level 1 | Cash and Cash Equivalents
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Cash and cash equivalents	4,770	6,246
Fair Value, Measurements, Recurring | Level 1 | Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Restricted cash	447	569
Fair Value, Measurements, Recurring | Level 2 | Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	715	478
Fair Value, Measurements, Recurring | Level 2 | Corporate Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	537	515
Fair Value, Measurements, Recurring | Level 2 | CDARS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	367	355
Fair Value, Measurements, Recurring | Level 2 | U.S. Government And Agency Notes
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	12	22
Fair Value, Measurements, Recurring | Level 2 | Other Fixed Income Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	26	33
Fair Value, Measurements, Recurring | Level 2 | Fuel Derivatives, Net
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Fuel derivatives, net	46	73
Fair Value, Measurements, Recurring | Level 2 | Foreign Currency Derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Foreign currency derivatives		(1)
Fair Value, Measurements, Recurring | Level 3 | Auction Rate Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	116	113
Fair Value, Measurements, Recurring | Level 3 | EETC
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Enhanced equipment trust certificates ("EETC")	63	60
Fair Value, Measurements, Recurring | United Airlines, Inc. | Cash and Cash Equivalents
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Cash and cash equivalents	4,765	6,240
Fair Value, Measurements, Recurring | United Airlines, Inc. | Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	715	478
Fair Value, Measurements, Recurring | United Airlines, Inc. | Corporate Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	537	515
Fair Value, Measurements, Recurring | United Airlines, Inc. | CDARS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	367	355
Fair Value, Measurements, Recurring | United Airlines, Inc. | Auction Rate Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	116	113
Fair Value, Measurements, Recurring | United Airlines, Inc. | U.S. Government And Agency Notes
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	12	22
Fair Value, Measurements, Recurring | United Airlines, Inc. | Other Fixed Income Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	26	33
Fair Value, Measurements, Recurring | United Airlines, Inc. | EETC
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Enhanced equipment trust certificates ("EETC")	63	60
Fair Value, Measurements, Recurring | United Airlines, Inc. | Fuel Derivatives, Net
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Fuel derivatives, net	46	73
Fair Value, Measurements, Recurring | United Airlines, Inc. | Foreign Currency Derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Foreign currency derivatives		(1)
Fair Value, Measurements, Recurring | United Airlines, Inc. | Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Restricted cash	447	568
Fair Value, Measurements, Recurring | United Airlines, Inc. | Convertible Debt Derivative Asset
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt derivative asset	268	193
Fair Value, Measurements, Recurring | United Airlines, Inc. | Convertible Debt Option Liability
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt option liability	(128)	(95)
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 1 | Cash and Cash Equivalents
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Cash and cash equivalents	4,765	6,240
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 1 | Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Restricted cash	447	568
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	715	478
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | Corporate Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	537	515
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | CDARS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	367	355
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | U.S. Government And Agency Notes
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	12	22
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | Other Fixed Income Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	26	33
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | Fuel Derivatives, Net
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Fuel derivatives, net	46	73
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 2 | Foreign Currency Derivatives
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Foreign currency derivatives		(1)
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 3 | Auction Rate Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Short-term investments	116	113
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 3 | EETC
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Enhanced equipment trust certificates ("EETC")	63	60
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 3 | Convertible Debt Derivative Asset
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt derivative asset	268	193
Fair Value, Measurements, Recurring | United Airlines, Inc. | Level 3 | Convertible Debt Option Liability
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Convertible debt option liability	$ (128)	$ (95)

Activity for "Level Three" Financial Assets and Financial Liabilities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Auction Rate Securities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 113	$ 119
Settlements		(10)
Gains reported in earnings	1	3
Reported in other comprehensive income (loss)	2	1
Ending Balance	116	113
Auction Rate Securities | United Airlines, Inc.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	113	119
Purchases, sales, issuances and settlements (net)		(10)
Realized		1
Unrealized	1	2
Reported in other comprehensive income (loss)	2	1
Ending Balance	116	113
EETC
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	60	66
Settlements	(5)	(4)
Reported in other comprehensive income (loss)	8	(2)
Ending Balance	63	60
EETC | United Airlines, Inc.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	60	66
Purchases, sales, issuances and settlements (net)	(5)	(4)
Reported in other comprehensive income (loss)	8	(2)
Ending Balance	63	60
Convertible Debt Derivative Asset | United Airlines, Inc.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	193	286
Unrealized	75	(93)
Ending Balance	268	193
Convertible Debt Option Liability | United Airlines, Inc.
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	(95)	(164)
Unrealized	(33)	69
Ending Balance	$ (128)	$ (95)

Fair Value Measurements - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value [Line Items]
Intangible assets impairment charges	$ 30	$ 4
6% convertible junior subordinated debentures due 2030
Fair Value [Line Items]
Debt instrument convertible effective interest rate	6.00%
Debt instrument maturity year	2030
Four Point Five Percent Convertible Notes Due Two Thousand Fifteen
Fair Value [Line Items]
Debt instrument convertible effective interest rate	4.50%
Debt instrument maturity year	2015
Auction Rate Securities
Fair Value [Line Items]
Auction rate securities, par value	135
Debt instrument, interest rates reset interval	28 days
Auction Rate Securities | Minimum
Fair Value [Line Items]
Debt instrument, maturity period	10 years
Debt instrument, interest rates reset interval	7 days
Auction Rate Securities | Maximum
Fair Value [Line Items]
Debt instrument, interest rates reset interval	35 days
EETC
Fair Value [Line Items]
Investment securities, unrealized gains (losses)	$ 2

Carrying Values and Estimated Fair Values of Financial Instruments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	$ 12,404
United Airlines, Inc.
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	12,059
Carrying (Reported) Amount, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	12,252	11,682
Carrying (Reported) Amount, Fair Value Disclosure | United Airlines, Inc.
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	11,850	11,273
Estimate of Fair Value, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	13,419	11,992
Estimate of Fair Value, Fair Value Disclosure | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	8,045	859
Estimate of Fair Value, Fair Value Disclosure | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	5,374	11,133
Estimate of Fair Value, Fair Value Disclosure | United Airlines, Inc.
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	12,460	11,133
Estimate of Fair Value, Fair Value Disclosure | United Airlines, Inc. | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	7,086
Estimate of Fair Value, Fair Value Disclosure | United Airlines, Inc. | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term debt	$ 5,374	$ 11,133

Quantitative Information about Level 3 Fair Value Measurements (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Auction Rate Securities
Fair Value Measurements [Line Items]
Level 3 Financial Instruments, asset	$ 116
Valuation Technique	Discounted Cash Flows
Unobservable Input	Credit risk premium Illiquidity premium Expected repayments	[1],[2],[3]
Level 3 fair value measurements, expected repayments, period	Assumed repayment in years 2013 through 2036
Auction Rate Securities | Credit Risk Premium
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	1.00%
Auction Rate Securities | Illiquidity Premium
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	5.00%
EETC
Fair Value Measurements [Line Items]
Level 3 Financial Instruments, asset	63
Valuation Technique	Discounted Cash Flows
Unobservable Input	Structure credit risk	[4]
EETC | Structure Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, weighted average percentage	6.00%
Convertible Debt Derivative Asset
Fair Value Measurements [Line Items]
Level 3 Financial Instruments, asset	268
Valuation Technique	Binomial Lattice Model
Unobservable Input	Expected volatility Own credit risk	[5],[6]
Convertible Debt Derivative Asset | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, weighted average percentage	48.00%
Convertible Debt Derivative Asset | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, weighted average percentage	8.00%
Convertible Debt Option Liability
Fair Value Measurements [Line Items]
Level 3 Financial Instruments, liability	$ (128)
Valuation Technique	Binomial Lattice Model
Unobservable Input	Expected volatility Own credit risk	[5],[6]
Convertible Debt Option Liability | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, weighted average percentage	49.00%
Convertible Debt Option Liability | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, weighted average percentage	8.00%
Minimum | Auction Rate Securities
Fair Value Measurements [Line Items]
Assumed repayment in years	2013
Minimum | EETC | Structure Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	6.00%
Minimum | Convertible Debt Derivative Asset | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	45.00%
Minimum | Convertible Debt Derivative Asset | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	7.00%
Minimum | Convertible Debt Option Liability | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	45.00%
Minimum | Convertible Debt Option Liability | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	7.00%
Maximum | Auction Rate Securities
Fair Value Measurements [Line Items]
Assumed repayment in years	2036
Maximum | EETC | Structure Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	7.00%
Maximum | Convertible Debt Derivative Asset | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	60.00%
Maximum | Convertible Debt Derivative Asset | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	9.00%
Maximum | Convertible Debt Option Liability | Expected Volatility
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	60.00%
Maximum | Convertible Debt Option Liability | Own Credit Risk
Fair Value Measurements [Line Items]
Level 3 fair value measurements, percentage	9.00%

[1]	Represents the credit risk premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
[2]	Represents the illiquidity premium component of the discount rate that the Company has determined market participants would use in pricing the investments.
[3]	Represents the estimated timing of principal repayments used in the discounted cash flow model.
[4]	Represents the credit risk premium of the EETC structure above the risk-free rate that the Company has determined market participants would use in pricing the instruments.
[5]	Represents the range in volatility estimates that the Company has determined market participants would use when pricing the instruments.
[6]	Represents the range of Company-specific risk adjustments that the Company has determined market participants would use as a model input.

Fair Value Assets Measured on Nonrecurring Basis (Detail) (Airport Slots, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Airport Slots
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair Value	$ 102	$ 8
Loss	$ 30	$ 4

Hedging Activities - Additional Information (Detail)	Dec. 31, 2012 gal
2013 Projected
Derivatives And Hedging Activities [Line Items]
Percentage of projected fuel requirements 2013	31.00%
Volume of fuel hedging for 2013	1,200,000,000
2014 Projected
Derivatives And Hedging Activities [Line Items]
Percentage of projected fuel requirements 2013	2.00%
Volume of fuel hedging for 2013	63,000,000

Description of Derivative Instruments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	$ 5	$ 4
Receivables
Derivatives, Fair Value [Line Items]
Fuel contracts due within one year, Assets	51	77
Other Liabilities Current
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	4	4
Other Liabilities Noncurrent
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	1
Designated as Hedging Instrument | Cash Flow Hedging | Receivables
Derivatives, Fair Value [Line Items]
Fuel contracts due within one year, Assets	7	77
Designated as Hedging Instrument | Cash Flow Hedging | Other Liabilities Current
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	2	4
Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	3
Not Designated as Hedging Instrument | Receivables
Derivatives, Fair Value [Line Items]
Fuel contracts due within one year, Assets	44
Not Designated as Hedging Instrument | Other Liabilities Current
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	2
Not Designated as Hedging Instrument | Other Liabilities Noncurrent
Derivatives, Fair Value [Line Items]
Fuel contracts Liabilities	$ 1

Schedule of Gains (Losses) on Derivative Instruments (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Designated as Hedging Instrument Cash Flow Hedging	Dec. 31, 2011 Designated as Hedging Instrument Cash Flow Hedging	Dec. 31, 2012 Not Designated as Hedging Instrument	Dec. 31, 2010 Not Designated as Hedging Instrument
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Recognized in AOCI on Derivatives (Effective Portion)	$ (51)	$ 163
Gain (Loss) Reclassified from AOCI into Income (Fuel Expense) (Effective Portion)	(141)	503
Amount of Gain (Loss) Recognized in Income (Nonoperating Expense) (Ineffective Portion)	(1)	(59)
Aircraft Fuel Gain (Loss)				(35)
Nonoperating Income (Expense)			38
Total Gain (Loss)			$ 38	$ (35)

Schedule of Derivative Credit Risk and Fair Value (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Derivative [Line Items]
Net derivative assets with counterparties	$ 46		$ 73
Collateral held by the Company		[1]		[1]
Potential loss related to the failure of the Company's counterparties to perform	$ 46		$ 73

[1]	Classified as an other current liability.

Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Aug. 31, 2010
Debt Instrument [Line Items]
Less: current maturities	$ (1,812)		$ (1,186)
Long-term debt, net	10,440		10,496
United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	12,059		11,562
Less: unamortized debt discount	(152)		(225)
Less: current maturities	(1,812)		(1,186)
Long-term debt, net	10,038		10,087
6% senior convertible notes due 2029
Debt Instrument [Line Items]
Long-term Debt, Gross	345		345
Secured Debt | Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	5,943		5,088
Secured Debt | Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	1,668		2,156
Secured Debt | Amended credit facility, LIBOR plus 2.0%, due 2014 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	1,201		1,219
Secured Debt | 6.75% senior secured notes due 2015 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	800		800		800
Secured Debt | 9.875% senior secured notes and 12% second lien due 2013 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	600		650
Secured Debt | 12.75% senior secured notes due 2012 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross			172
Unsecured Debt | UAL 4.5% Senior Limited-Subordination Convertible Notes Due 2021 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	156		156
Unsecured Debt | United Air Lines Six Percent Senior Notes Due Twenty Twenty Six to Twenty Twenty Eight | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	652
Unsecured Debt | UAL 6% Senior Convertible Notes due 2031 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross			652
Unsecured Debt | 6% convertible junior subordinated debentures due 2030 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	248		248
Unsecured Debt | United Air Lines 8% Senior Notes Due 2024 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	400
Unsecured Debt | 8% senior notes due 2026 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross			125
Unsecured Debt | 4.5% convertible notes due 2015 | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	230		230
Unsecured Debt | Other Debt | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term Debt, Gross	161		66
Adjusted For Embedded Conversion Options | United Airlines, Inc.
Debt Instrument [Line Items]
Long-term debt, net	$ 10,095	[1]	$ 10,151	[1]

[1]	As further described below under "Convertible Debt Securities," there is a basis difference between UAL and United debt values, because we were required to apply different accounting methodologies. The United debt presented above does not agree to United's balance sheet by the amount of this adjustment.

Debt (Parenthetical) (Detail)	12 Months Ended		12 Months Ended																				12 Months Ended					12 Months Ended
	Dec. 31, 2012 6% convertible junior subordinated debentures due 2030	Dec. 31, 2012 United Air Lines 8% Senior Notes Due 2024	Dec. 31, 2012 6% senior convertible notes due 2029	Dec. 31, 2011 6% senior convertible notes due 2029	Dec. 31, 2012 United Airlines, Inc. Secured Debt Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	Dec. 31, 2011 United Airlines, Inc. Secured Debt Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	Dec. 31, 2012 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022	Dec. 31, 2011 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022	Dec. 31, 2012 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022 Minimum	Dec. 31, 2011 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022 Minimum	Dec. 31, 2012 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022 Maximum	Dec. 31, 2011 United Airlines, Inc. Secured Debt Notes payable, floating interest rates of LIBOR plus 0.20% to 5.46%, payable through 2022 Maximum	Dec. 31, 2012 United Airlines, Inc. Secured Debt Amended credit facility, LIBOR plus 2.0%, due 2014	Dec. 31, 2011 United Airlines, Inc. Secured Debt Amended credit facility, LIBOR plus 2.0%, due 2014	Dec. 31, 2012 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Dec. 31, 2011 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Aug. 31, 2010 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Dec. 31, 2012 United Airlines, Inc. Secured Debt 9.875% Senior Notes Due 2013	Dec. 31, 2011 United Airlines, Inc. Secured Debt 9.875% Senior Notes Due 2013	Dec. 31, 2012 United Airlines, Inc. Secured Debt 12% Second Lien Due 2013	Dec. 31, 2011 United Airlines, Inc. Secured Debt 12% Second Lien Due 2013	Dec. 31, 2011 United Airlines, Inc. Secured Debt 12.75% senior secured notes due 2012	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt UAL 4.5% Senior Limited-Subordination Convertible Notes Due 2021	Dec. 31, 2011 United Airlines, Inc. Unsecured Debt UAL 4.5% Senior Limited-Subordination Convertible Notes Due 2021	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Air Lines Six Percent Senior Notes Due Twenty Twenty Six to Twenty Twenty Eight	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Air Lines Six Percent Senior Notes Due Twenty Twenty Six to Twenty Twenty Eight Minimum	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Air Lines Six Percent Senior Notes Due Twenty Twenty Six to Twenty Twenty Eight Maximum	Dec. 31, 2011 United Airlines, Inc. Unsecured Debt UAL 6% Senior Convertible Notes due 2031	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt 6% convertible junior subordinated debentures due 2030	Dec. 31, 2011 United Airlines, Inc. Unsecured Debt 6% convertible junior subordinated debentures due 2030	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Air Lines 8% Senior Notes Due 2024	Dec. 31, 2011 United Airlines, Inc. Unsecured Debt 8% senior notes due 2026	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt 4.5% convertible notes due 2015	Dec. 31, 2011 United Airlines, Inc. Unsecured Debt 4.5% convertible notes due 2015
Debt Instrument [Line Items]
Debt instrument stated interest rate, minimum					4.00%	4.00%
Debt instrument, basis spread on variable rate									0.20%	0.20%	5.46%	5.46%	2.00%	2.00%
Debt instrument stated interest rate															6.75%	6.75%	6.75%	9.88%	9.88%	12.00%	12.00%	12.75%
Debt instrument convertible effective interest rate	6.00%		6.00%	6.00%																			4.50%	4.50%	6.00%			6.00%	6.00%	6.00%	8.00%	8.00%	4.50%	4.50%
Debt instrument stated interest rate, maximum					12.00%	12.00%
Weighted average interest rate					6.96%
Debt instrument, maturity date	2030	2024	2029	2029	2024	2024	2022	2022					2014	2014	2015	2015	2015	2013	2013	2013	2013	2012	2021	2021		2026	2028	2031	2030	2030	2024	2026	2015	2015

Contractual Principal payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Debt Instrument [Line Items]
2013	$ 1,812
2014	2,120
2015	2,023
2016	985
2017	545
After 2017	4,919
Long term debt	12,404
United Airlines, Inc.
Debt Instrument [Line Items]
2013	1,812
2014	2,120
2015	2,023
2016	985
2017	545
After 2017	4,574
Long term debt	$ 12,059

Debt - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended					12 Months Ended						12 Months Ended						1 Months Ended	12 Months Ended									12 Months Ended									12 Months Ended					12 Months Ended					12 Months Ended							12 Months Ended									12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Revolving Credit Facility	Dec. 31, 2012 Performance Bonds	Dec. 31, 2012 6% senior convertible notes due 2029	Dec. 31, 2011 6% senior convertible notes due 2029	Dec. 31, 2012 UAL 8% Contingent Senior Notes	Dec. 31, 2011 UAL 8% Contingent Senior Notes	Jun. 30, 2012 UAL 8% Contingent Senior Notes	Dec. 31, 2012 United Air Lines 8% Senior Notes Due 2024	Dec. 31, 2012 UAL 6% Senior Convertible Notes	Dec. 31, 2011 UAL 6% Senior Convertible Notes	Dec. 31, 2010 UAL 6% Senior Convertible Notes	Dec. 31, 2012 United Air Lines 6% Senior Notes Due 2026	Dec. 31, 2012 United Air Lines 6% Senior Notes Due 2028	Dec. 31, 2012 8% Convertible Notes	Oct. 31, 2012 Class A Pass Through Certificates and Class B Pass Through Certificates	Dec. 31, 2012 Class C Pass Through Certificates	Feb. 01, 2013 Subsequent Event Settlement of Debt 9.875% Senior Notes Due 2013	Feb. 01, 2013 Subsequent Event Settlement of Debt 12% Second Lien Due 2013	Dec. 31, 2012 Base Rate Loans	Dec. 31, 2012 LIBOR	Dec. 31, 2012 Debtor Optional Redemption Period 6% senior convertible notes due 2029	Dec. 31, 2012 Holder Optional Redemption Period 1 6% senior convertible notes due 2029	Dec. 31, 2012 Holder Optional Redemption Period 2 6% senior convertible notes due 2029	Dec. 31, 2012 Holder Optional Redemption Period 3 6% senior convertible notes due 2029	Dec. 31, 2012 United Airlines, Inc.	Dec. 31, 2011 United Airlines, Inc.	Dec. 31, 2010 United Airlines, Inc.	Dec. 31, 2012 United Airlines, Inc. Letter of Credit	Dec. 31, 2012 United Airlines, Inc. Letter of Credit and Performance Bonds	Dec. 31, 2012 United Airlines, Inc. Convertible Debt Derivative Asset	Dec. 31, 2011 United Airlines, Inc. Convertible Debt Derivative Asset	Dec. 31, 2012 United Airlines, Inc. Convertible Debt Option Liability	Dec. 31, 2011 United Airlines, Inc. Convertible Debt Option Liability	Dec. 31, 2012 United Airlines, Inc. UAL 8% Contingent Senior Notes	Dec. 31, 2011 United Airlines, Inc. UAL 8% Contingent Senior Notes	Dec. 31, 2012 United Airlines, Inc. Pass Through Certificates	Mar. 31, 2012 United Airlines, Inc. Pass Through Certificates	Dec. 31, 2012 United Airlines, Inc. 4.50% Senior Note	Dec. 31, 2012 United Airlines, Inc. UAL 6% Senior Convertible Notes	Dec. 31, 2011 United Airlines, Inc. UAL 6% Senior Convertible Notes	Dec. 31, 2010 United Airlines, Inc. UAL 6% Senior Convertible Notes	Oct. 31, 2012 United Airlines, Inc. Class A Pass Through Certificates	Oct. 31, 2012 United Airlines, Inc. Class B Pass Through Certificates	Dec. 31, 2012 United Airlines, Inc. Class A Pass Through Certificates and Class B Pass Through Certificates	Dec. 31, 2012 United Airlines, Inc. Class C Pass Through Certificates	Dec. 31, 2012 United Airlines, Inc. EETCs Secured by Spare Parts Inventory	Dec. 31, 2012 United Airlines, Inc. EETCs Secured by Spare Parts Inventory Series One	Dec. 31, 2012 United Airlines, Inc. EETCs Secured by Spare Parts Inventory Other Series	Dec. 31, 2012 United Airlines, Inc. Base Rate Loans Amended Credit Facility	Dec. 31, 2012 United Airlines, Inc. LIBOR Amended Credit Facility	Dec. 31, 2012 United Airlines, Inc. Secured Debt Amended credit facility, LIBOR plus 2.0%, due 2014	Dec. 31, 2011 United Airlines, Inc. Secured Debt Amended credit facility, LIBOR plus 2.0%, due 2014	Dec. 31, 2012 United Airlines, Inc. Secured Debt 9.875% Senior Notes Due 2013	Dec. 31, 2011 United Airlines, Inc. Secured Debt 9.875% Senior Notes Due 2013	Dec. 31, 2012 United Airlines, Inc. Secured Debt 12% Second Lien Due 2013	Dec. 31, 2011 United Airlines, Inc. Secured Debt 12% Second Lien Due 2013	Dec. 31, 2012 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Dec. 31, 2011 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Aug. 31, 2010 United Airlines, Inc. Secured Debt 6.75% senior secured notes due 2015	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt 6% convertible junior subordinated debentures due 2030	Jun. 30, 2011 United Airlines, Inc. Unsecured Debt UAL 4.5% Senior Limited-Subordination Convertible Notes	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Air Lines 8% Senior Notes Due 2024	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt 4.5% convertible notes due 2015	Dec. 31, 2012 United Airlines, Inc. Unsecured Debt United Five Percentage Convertible Notes	Dec. 31, 2012 United Airlines, Inc. Adjusted For Embedded Conversion Options		Dec. 31, 2011 United Airlines, Inc. Adjusted For Embedded Conversion Options
Debt Instrument [Line Items]
Line of credit maximum borrowing capacity				$ 500
Line of credit expiration date				Jan 30, 2015
Commitment fee				0.50%
Debt instrument, basis spread on variable rate																						3.25%	4.25%																											0.35%	3.13%	1.00%	2.00%	2.00%	2.00%
Debt instrument convertible effective interest rate						6.00%	6.00%	8.00%	8.00%			6.00%	6.00%	6.00%																							8.00%	8.00%				6.00%	6.00%	6.00%																			6.00%		8.00%	4.50%	5.00%
Debt instrument maturity year						2029	2029				2024	2031			2026	2028				2013	2013																																	2014	2014	2013	2013	2013	2013	2015	2015	2015	2030		2024	2015	2023
Conversion price						$ 8.69																																			$ 32.64																									$ 18.93
Senior convertible notes redemption date																								Oct 15, 2014	Oct 15, 2014	Oct 15, 2019	Oct 15, 2024
Repurchased debt																																																																570
Aggregate principal amount issued								188	125		400	652			326	326				400	200																			892					712	132		425															248	726
Senior convertible notes Optional purchase date																																																																Jun 30, 2016
Debt Instrument conversion percentage																																																																125.00%
Number of consecutive trading days																																																																60 days
Debt extinguishment charge	309
Long term debt	12,404																212											12,059											5,900
Debt instrument convertible effective interest rate									8.00%											9.88%	12.00%																								4.00%	5.50%		6.13%								9.88%	9.88%	12.00%	12.00%	6.75%	6.75%	6.75%
Debt instrument, fair value									88
Present Value of obligation recorded as liability										48
Issuance of senior notes equal tranches										62.5
Long-term Debt, Gross						345	345																					12,059	11,562																									1,201	1,219					800	800	800			400
Debt instrument, maturity date																																																						Feb 1, 2014									Nov 15, 2030
Semi-annual payments of principal																																																						9
Credit facility outstanding amount																															77	367
Credit facility expiration year					2016
Proceeds from issuance of long-term debt	1,121	152	2,086															844	425									1,121	152	2,086									892								293	278
Notes outstanding total																																																	304
Long-term debt, net	10,440	10,496																										10,038	10,087																																							10,095	[1]	10,151	[1]
Difference in long term debt noncurrent																												57	64
Convertible debt derivative asset																																	268	193
Convertible debt option liability																																			128	95
Convertible preferred securities, outstanding																																																															5
Liquidation value per preferred security																																																															$ 50
Conversion rate per share of common stock																																																															$ 57.14
Conversion rate per share of preferred security																																																															$ 0.875
Preferred securities liquidation value																												$ 248

[1]	As further described below under "Convertible Debt Securities," there is a basis difference between UAL and United debt values, because we were required to apply different accounting methodologies. The United debt presented above does not agree to United's balance sheet by the amount of this adjustment.

Summary of Collateral Covenants and Cross Default Provisions (Detail)	12 Months Ended
Dec. 31, 2012
Revolving Credit Facility
Debt Instrument [Line Items]
Collateral, Covenants and Cross Default Provisions	Secured by take-off and landing slots at Newark Liberty, LaGuardia and Washington Reagan and certain of their other assets. The facility requires the Company to maintain at least $3.0 billion of unrestricted liquidity at all times, which includes unrestricted cash, short-term investments and any undrawn amounts under any revolving credit facility and to maintain a minimum ratio of appraised value of collateral to the outstanding obligations under the Revolving Credit Facility of 1.67 to 1.0 at all times. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company.
Amended Credit Facility
Debt Instrument [Line Items]
Collateral, Covenants and Cross Default Provisions	Secured by certain of the Company's international route authorities, international slots and related gate interests and associated rights. The international routes include the Pacific (including China and Hong Kong, but excluding Japan) and London Heathrow routes. The Amended Credit Facility contains covenants, that among other things, restrict the ability of the Company and the guarantors under the facility to sell assets, incur additional indebtedness, make investments, pay dividends on or repurchase stock, or merge with other companies. The Company must also maintain a specified minimum 1.5 to 1.0 ratio of EBITDAR to the sum of the following fixed charges for all applicable periods: (a) cash interest expense and (b) cash aircraft operating rental expense. The Amended Credit Facility also requires compliance with the following financial covenants: (i) a minimum unrestricted cash balance of $1.0 billion at all times, and (ii) a minimum collateral ratio. The facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company and the guarantors under the facility.
PBGC Notes
Debt Instrument [Line Items]
Collateral, Covenants and Cross Default Provisions	The amended and restated indenture for these notes, which are unsecured, contains covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and pay dividends on or repurchase stock. These covenants cease to be in effect when the indenture covering the Senior Notes is discharged. However, if the Company at that time or thereafter has a series of public debt securities with a principal amount of $300 million or more that has the benefit of covenants that are substantially similar to those contained in the indenture for the New PBGC Notes, then subject to certain conditions and upon written request of the PBGC to the Company, the Company will use commercially reasonable efforts to amend the indenture for the New PBGC Notes to include such covenants.
EETCs Secured by Spare Parts Inventory
Debt Instrument [Line Items]
Collateral, Covenants and Cross Default Provisions	The Company has a collateral maintenance agreement requiring it, among other things, to maintain a loan-to-collateral value ratio of not greater than 45% with respect to the senior series of equipment notes and a loan-to-collateral value ratio of not greater than 75% with respect to both series of notes combined. The Company must also maintain a certain level of rotable components within the spare parts collateral pool.
Senior Notes
Debt Instrument [Line Items]
Collateral, Covenants and Cross Default Provisions	Secured by certain of the Company's U.S.-Asia and U.S.-London Heathrow routes and related assets, all of the outstanding common stock and other assets of the guarantor subsidiaries and substantially all of the other assets of the guarantors, including route authorities and related assets. The indenture for the Senior Notes includes covenants that, among other things, restrict the Company's ability to sell assets, incur additional indebtedness, issue preferred stock, make investments or pay dividends. In addition, if the Company fails to maintain a collateral coverage ratio of 1.5 to 1.0, we must pay additional interest on notes at the rate of 2% per annum until the collateral coverage ratio equals at least 1.5 to 1.0. The indenture for the Senior Notes also includes events of default customary for similar financings and a cross default provision if the Company fails to make payment when due with respect to certain obligations regarding frequent flyer miles purchased by Chase under United's Co-Brand Agreement.

Summary of Collateral Covenants and Cross Default Provisions (Parenthetical) (Detail) (USD $)	12 Months Ended
Dec. 31, 2012
Revolving Credit Facility
Debt Instrument [Line Items]
Minimum unrestricted liquidity requirement	$ 3,000,000,000
Minimum ratio of appraised value of collateral	1.67
Amended Credit Facility
Debt Instrument [Line Items]
Minimum EBITDAR to sum of fixed charges	1.5
Minimum unrestricted cash balance	1,000,000,000
PBGC Notes
Debt Instrument [Line Items]
Public debt securities principal amount	$ 300,000,000
EETCs Secured by Spare Parts Inventory
Debt Instrument [Line Items]
Loan-to-collateral value ratio	75.00%
Senior Notes
Debt Instrument [Line Items]
collateral coverage ratio	1.5
Additional interest payment percentage to maintain collateral coverage ratio	2.00%
Senior series of equipment notes | EETCs Secured by Spare Parts Inventory
Debt Instrument [Line Items]
Loan-to-collateral value ratio	45.00%

Future Minimum Lease Payments for Capital and Operating Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Capital Leases And Operating Leases [Line Items]
2013	$ 214	[1]
2014	197	[1]
2015	177	[1]
2016	164	[1]
2017	120	[1]
After 2017	582	[1]
Minimum lease payments	1,454	[1]
Imputed interest	(540)	[1]
Present value of minimum lease payments	914	[1]
Current portion	(122)	[1]	(125)
Long-term obligations under capital leases	792	[1]	928
Aircraft Operating Leases
Capital Leases And Operating Leases [Line Items]
2013	1,543	[2]
2014	1,466	[2]
2015	1,198	[2]
2016	960	[2]
2017	861	[2]
After 2017	1,491	[2]
Minimum lease payments	7,519	[2]
Facility And Other Operating Leases
Capital Leases And Operating Leases [Line Items]
2013	1,108
2014	955
2015	816
2016	744
2017	696
After 2017	5,376
Minimum lease payments	$ 9,695

[1]	As of December 31, 2012, United's aircraft capital lease minimum payments relate to leases of 49 mainline and 38 regional aircraft as well as to leases of nonaircraft assets. Imputed interest rate ranges are 3.3% to 20%.
[2]	The operating lease payments presented above include future payments of $130 million related to nonoperating aircraft as of December 31, 2012. United has 25 nonoperating aircraft subject to leases.

Future Minimum Lease Payments for Capital and Operating Leases (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Mainline
Capital Leases And Operating Leases [Line Items]
Number of assets subject to lease	49
Regional Carrier
Capital Leases And Operating Leases [Line Items]
Number of assets subject to lease	38
Nonoperating Aircraft
Capital Leases And Operating Leases [Line Items]
Number of assets subject to lease	25
Operating lease future payments	130
Minimum
Capital Leases And Operating Leases [Line Items]
Imputed interest rate	3.30%
Maximum
Capital Leases And Operating Leases [Line Items]
Imputed interest rate	20.00%

Leases and Capacity Purchase Agreements - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets [Line Items]
Non Aircraft rent expense	$ 1,300		$ 1,300	$ 839
Regional capacity purchase expense	2,470		2,403	1,812
Regional Aircraft
Operating Leased Assets [Line Items]
Regional capacity purchase expense	463		498	411
Tax-exempt special facilities revenue bonds
Operating Leased Assets [Line Items]
Operating leases obligations	1,700
10% increase or decrease in scheduled block hours | Capacity Purchase Agreements
Operating Leased Assets [Line Items]
Scheduled block hours increase (decrease) percentage	10.00%
Change in cash obligation	148
Cash obligation increase (decrease) percentage	8.20%
Variable Interest Entity, Not Primary Beneficiary | Tax-exempt special facilities revenue bonds
Operating Leased Assets [Line Items]
Operating leases obligations	1,700
Minimum
Operating Leased Assets [Line Items]
Lease Fair Value Adjustment, Remaining Lease Term	1 year
Projected inflation rate	1.50%
Maximum
Operating Leased Assets [Line Items]
Lease Fair Value Adjustment, Remaining Lease Term	12 years
Projected inflation rate	2.20%
Aircraft Operating Leases
Operating Leased Assets [Line Items]
Operating lease extended expiration year	2032
Operating leases obligations	$ 7,519	[1]
Aircraft Operating Leases | Minimum
Operating Leased Assets [Line Items]
Operating lease term	1 year
Operating lease expiration date, in years	2013
Aircraft Operating Leases | Maximum
Operating Leased Assets [Line Items]
Operating lease term	26 years
Operating lease expiration date, in years	2024

[1]	The operating lease payments presented above include future payments of $130 million related to nonoperating aircraft as of December 31, 2012. United has 25 nonoperating aircraft subject to leases.

Schedule of Lease Valuation Adjustments (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fresh-Start Adjustment [Line Items]
Net deferred asset	$ 881	$ 1,133
Revaluation of Assets
Fresh-Start Adjustment [Line Items]
Less: amortization	(12)	(14)
Net deferred asset	82	94	108
Revaluation of Liabilities
Fresh-Start Adjustment [Line Items]
Less: accretion	252	241
Net deferred asset	$ (881)	$ (1,133)	$ (1,374)

Future Lease Payment under Terms of Capacity Purchase Agreement (Detail) (Capacity Purchase Agreements, USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Capacity Purchase Agreements
Long-term Purchase Commitment [Line Items]
2013	$ 1,801
2014	1,604
2015	1,422
2016	1,187
2017	1,159
After 2017	2,376
Contractual Obligation, Total	$ 9,549

Variable Interest Entities - Additional Information (Detail) (Variable Interest Entity, Not Primary Beneficiary)	Dec. 31, 2012 AirCraft
Mainline
Variable Interest Entity [Line Items]
Aircraft under operating lease	84
Regional Carrier
Variable Interest Entity [Line Items]
Aircraft under operating lease	256

Commitments and Contingencies - Additional Information (Detail) (USD $)	1 Months Ended		12 Months Ended
	Nov. 30, 2011 Y	May 31, 2011	Dec. 31, 2012	Dec. 31, 2012 United Airlines, Inc. Employee	Dec. 31, 2011 United Airlines, Inc.	Dec. 31, 2012 Capital Addition Purchase Commitments United Airlines, Inc. AirCraft	Dec. 31, 2012 Capital Addition Purchase Commitments Boeing 737 AirCraft	Dec. 31, 2012 Capital Addition Purchase Commitments Boeing 737 United Airlines, Inc. AirCraft	Dec. 31, 2012 Capital Addition Purchase Commitments 787 Boeing AirCraft United Airlines, Inc. AirCraft	Dec. 31, 2012 Capital Addition Purchase Commitments Airbus A350XWB aircraft United Airlines, Inc. AirCraft	Dec. 31, 2012 Capital Addition Purchase Commitments Boeing 737-900ER AirCraft AirCraft	Feb. 25, 2013 Subsequent Event Collective Bargaining Agreements Employee	Dec. 31, 2012 Floating Rate Debt	Dec. 31, 2012 Notes payable, fixed interest rates of 4.00% to 12.00% (weighted average rate of 6.96% as of December 31, 2012), payable through 2024	Dec. 31, 2012 Loans And Leases From Non U S Entities	Dec. 31, 2012 Tax-exempt special facilities revenue bonds	Dec. 31, 2012 Tax-exempt special facilities revenue bonds Indirect Guarantee of Indebtedness	Dec. 31, 2012 Minimum Capital Addition Purchase Commitments United Airlines, Inc.	Dec. 31, 2012 Minimum Capital Addition Purchase Commitments Boeing 737	Dec. 31, 2012 Minimum Tax-exempt special facilities revenue bonds	Dec. 31, 2012 Minimum Tax-exempt special facilities revenue bonds Indirect Guarantee of Indebtedness	Dec. 31, 2012 Maximum Y	Dec. 31, 2012 Maximum Capital Addition Purchase Commitments	Dec. 31, 2012 Maximum Capital Addition Purchase Commitments United Airlines, Inc.	Dec. 31, 2012 Maximum Capital Addition Purchase Commitments Boeing 737	Dec. 31, 2012 Maximum Loans And Leases From Non U S Entities Y	Dec. 31, 2012 Maximum Tax-exempt special facilities revenue bonds	Dec. 31, 2012 Maximum Tax-exempt special facilities revenue bonds Indirect Guarantee of Indebtedness
Commitments and Contingencies [Line Items]
Number of aircraft expected to be delivered						147	100	73	49	25
Number of new aircraft under purchase rights and options							100
New aircraft, scheduled delivery date																			2018					2020	2022
New aircraft, scheduled delivery date																		Jan 1, 2013
Number of aircraft expected to be delivered								24	2
Number of aircraft under financing arrangement expected to be delivered							14				1
New aircraft, scheduled delivery date																							2013-07
Guarantor obligations, maximum exposure																$ 1,900,000,000	$ 1,300,000,000
Contingent liabilities based on participation																	259,000,000
Debt instrument, maturity year																				2015	2014						2038	2041
Operating leases obligations																1,700,000,000
Capital leases obligations																190,000,000
Debt instrument principal amount				12,059,000,000	11,562,000,000								2,600,000,000	347,000,000	2,800,000,000
Debt instrument, remaining terms (years)																						10				9
Terminal improvement project amount		1,000,000,000
Special facilities revenue bonds	113,000,000
Estimated construction cost	$ 100,000,000
Project demand period that determines construction of the remaining phases, minimum years	7
Project demand period that determines construction of the remaining phases, maximum years	10
Number of employees				88,000
Percentage of employees represented by various U.S. labor organizations			80.00%
Number of employees in tentative agreements with IAM												28,000

Schedule of Acquisition of Aircrafts and Related Spare Engines (Detail) (USD $) In Billions, unless otherwise specified	Dec. 31, 2012
Commitments and Contingencies Disclosure [Line Items]
2013	$ 1.8
2014	1.5
2015	2
2016	3
2017	2.5
After 2017	7.1
Total commitments	$ 17.9

Supplemental Disclosures of Cash Flow Information and Non-Cash Investing and Financing Activities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash paid (refunded) during the period for:
Interest (net of amounts capitalized)	$ 766	$ 855	$ 600
Income taxes	2	10	(16)
Non-cash transactions:
Redemption of Continental's 5% Convertible Notes with UAL common stock			175
Property and equipment acquired through issuance of debt	544	130	98
8% Contingent Senior Unsecured Notes and 6% Senior Notes, net of discount	357	88
Restricted cash collateral returned on derivative contracts			(45)
Special facility payment financing	101
Airport construction financing	50
Interest paid in kind on 6% Senior Notes		37	35
United Airlines, Inc.
Cash paid (refunded) during the period for:
Interest (net of amounts capitalized)	766	855	600
Income taxes	4	2	(16)
Non-cash transactions:
Redemption of Continental's 5% Convertible Notes with UAL common stock			175
Property and equipment acquired through issuance of debt	544	130	98
8% Contingent Senior Unsecured Notes and 6% Senior Notes, net of discount	357	88
Restricted cash collateral returned on derivative contracts			(45)
Special facility payment financing	101
Airport construction financing	50
Interest paid in kind on 6% Senior Notes		$ 37	$ 35

Supplemental Disclosures of Cash Flow Information and Non-Cash Investing and Financing Activities (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Continental 5% Convertible Notes
Debt instrument stated interest rate			5.00%
UAL 8% Contingent Senior Notes
Debt instrument stated interest rate	8.00%	8.00%
UAL 6% Senior Convertible Notes
Debt instrument stated interest rate	6.00%	6.00%	6.00%
United Airlines, Inc. | Continental 5% Convertible Notes
Debt instrument stated interest rate			5.00%
United Airlines, Inc. | UAL 8% Contingent Senior Notes
Debt instrument stated interest rate	8.00%	8.00%
United Airlines, Inc. | UAL 6% Senior Convertible Notes
Debt instrument stated interest rate	6.00%	6.00%	6.00%

Advanced Purchase of Miles - Additional Information (Detail) (Co-Brand Agreement, USD $) In Millions, unless otherwise specified	Dec. 31, 2012
6.75% senior secured notes due 2015
Airline Products and Services [Line Items]
Debt instrument maturity year	2015
Maximum
Airline Products and Services [Line Items]
Secured obligations	850

Merger and Integration-Related Costs and Special Items - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012 AirCraft	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Special revenue item							$ 107			$ 107
Debt extinguishment charge									309
Fair value of liabilities extinguished									212
Labor agreement costs	21	454							475
Expected cash payment									55
Severance and benefits			76	49					125
Number of mechanics offering to retire early				400
Number of flight attendants voluntarily on leave				1,800
Number of flight attendants accepted voluntary retirement			1,300
Intangible asset impairment	24			6	4				30	4	29
Aircraft-related charges (gains), net					(2)	(3)	1	(2)	46
Goodwill impairment credit											64
Termination of maintenance service contract					58					58		104
8% Notes Indenture
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Debt instrument stated interest rate					8.00%					8.00%
Debt instrument, fair value					88					88
Principal amount of senior notes					125					125
UAL 8% Contingent Senior Notes
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Debt instrument stated interest rate					8.00%					8.00%
Principal amount of senior notes	188				125				188	125
Debt instrument convertible effective interest rate									8.00%	8.00%
United Air Lines 8% Senior Notes Due 2024
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Principal amount of senior notes	400								400
Debt instrument maturity year	2024								2024
UAL 6% Senior Convertible Notes
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Principal amount of senior notes	652								652
Debt instrument convertible effective interest rate									6.00%	6.00%	6.00%
Debt instrument maturity year	2031								2031
Pilot Disability Plan
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Labor agreement costs									80
Voluntary retirement program
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Severance and benefits				32
Voluntary leave of absence program
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Severance and benefits				17
United Airlines, Inc.
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Special revenue item										107
Intangible asset impairment											$ 29
United Airlines, Inc. | UAL 8% Contingent Senior Notes
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Debt instrument convertible effective interest rate									8.00%	8.00%
United Airlines, Inc. | UAL 6% Senior Convertible Notes
Merger, Acquisition, Integration Costs and Other Charges [Line Items]
Debt instrument convertible effective interest rate									6.00%	6.00%	6.00%

Components of Integration and Merger-Related Costs and Special Items (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Special Charges [Line Items]
Merger-related costs											$ 144
Salary and severance-related											249
Integration-related costs	408	60	137	134	170	123	145	79	739	517	171
Total Merger Cost, Total											564
Labor agreement costs	21	454							475
Termination of maintenance service contract					58					58		104
Aircraft impairments											136
Voluntary severance and benefits			76	49					125
Goodwill impairment credit											(64)
Intangible asset impairment	24			6	4				30	4	29
Other					19					13	4
Gains on sale of assets and other special charges, net									(46)
Total					$ 249	$ 120	$ 39	$ 77	$ 1,323	$ 592	$ 669

Accrual Activity (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Severance/ Medical Costs
Schedule Of Accrual Activity [Line Items]
Beginning Balance	$ 55	$ 102	$ 45
Liability assumed due to Merger			3
Accrual	170	21	155
Payments	(160)	(68)	(101)
Ending Balance	65	55	102
Permanently Grounded Aircraft
Schedule Of Accrual Activity [Line Items]
Beginning Balance	31	41	83
Accrual	(1)	5	(3)
Payments	(25)	(15)	(39)
Ending Balance	5	31	41
Unused Facilities
Schedule Of Accrual Activity [Line Items]
Beginning Balance	4	7
Liability assumed due to Merger			33
Accrual	(2)
Payments	(1)	(3)	(26)
Ending Balance	$ 1	$ 4	$ 7

Schedule of Selected Quarterly Financial Data (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Selected Quarterly Financial Data [Line Items]
Operating revenue	$ 8,702	$ 9,909	$ 9,939	$ 8,602	$ 8,928	$ 10,171	$ 9,809	$ 8,202	$ 37,152	$ 37,110	$ 23,325
Income (loss) from operations	(465)	200	575	(271)	45	935	808	34	39	1,822	976
Net income (loss)	$ (620)	$ 6	$ 339	$ (448)	$ (138)	$ 653	$ 538	$ (213)	$ (723)	$ 840	$ 253
Basic earnings (loss) per share	$ (1.87)	$ 0.02	$ 1.02	$ (1.36)	$ (0.42)	$ 1.97	$ 1.63	$ (0.65)	$ (2.18)	$ 2.54	$ 1.22
Diluted earnings (loss) per share	$ (1.87)	$ 0.02	$ 0.89	$ (1.36)	$ (0.42)	$ 1.69	$ 1.39	$ (0.65)	$ (2.18)	$ 2.26	$ 1.08

Schedule of Effect of Four Quarters Events (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Selected Quarterly Financial Data [Line Items]
Revenue-Co-brand Agreement modification (Note 2(c))							$ (107)			$ (107)
Integration-related costs	408	60	137	134	170	123	145	79	739	517	171
Termination of maintenance service contract					58					58		104
Labor agreement costs	21	454							475
Aircraft-related charges (gains), net					(2)	(3)	1	(2)	46
Voluntary severance and benefits			76	49					125
Intangible asset impairment	24			6	4				30	4	29
Other special items					19					13	4
Gains on sale of assets and other special charges, net	(14)		(7)	(25)
Total					249	120	39	77	1,323	592	669
Total special items	439	514	206	164
Income tax benefit	(9)			(2)	(2)				(1)	5
Total special items, net of tax	$ 430	$ 514	$ 206	$ 162	$ 247	$ 120	$ 39	$ 77

Valuation and Qualifying Accounts (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Allowance for doubtful accounts
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	$ 7		$ 6		$ 14
Additions Charged to Costs and Expenses	12		8		4
Deductions	6	[1]	7	[1]	12	[1]
Balance at End of Period	13		7		6
Obsolescence allowance-spare parts
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	89		64		61
Additions Charged to Costs and Expenses	40		31		215
Deductions	4	[1]	6	[1]	212	[1]
Balance at End of Period	125		89		64
Valuation allowance for deferred tax assets
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	4,137		4,171		3,060
Assumed in Merger/ Acquisition Accounting Adjustment					1,487
Additions Charged to Costs and Expenses	487		333		90
Deductions	21	[1]	367	[1]	466	[1]
Balance at End of Period	4,603		4,137		4,171
United Airlines, Inc. | Allowance for doubtful accounts
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	7		6		19
Assumed in Merger/ Acquisition Accounting Adjustment					(5)
Additions Charged to Costs and Expenses	12		8		4
Deductions	6	[1]	7	[1]	12	[1]
Balance at End of Period	13		7		6
United Airlines, Inc. | Obsolescence allowance-spare parts
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	89		64		182
Assumed in Merger/ Acquisition Accounting Adjustment					(121)
Additions Charged to Costs and Expenses	40		31		215
Deductions	4	[1]	6	[1]	212	[1]
Balance at End of Period	125		89		64
United Airlines, Inc. | Valuation allowance for deferred tax assets
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at Beginning of Period	4,048		4,008		3,339
Assumed in Merger/ Acquisition Accounting Adjustment					1,125
Additions Charged to Costs and Expenses	661		371		32
Deductions	206	[1]	331	[1]	488	[1]
Balance at End of Period	$ 4,503		$ 4,048		$ 4,008

[1]	Deduction from reserve for purpose for which reserve was created.